Registration Nos. 333-115215

and 811-09619

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 6	☒

SEPARATE ACCOUNT C

(Exact Name of Registrant)

STANDARD INSURANCE COMPANY

(Name of Depositor)

1100 S.W. Sixth Avenue, Portland, Oregon 97204

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(800) 262-7111

Name and Address of Agent for Service:	Copy to:
Cindy J. McPike Senior Vice President and Chief Financial Officer Standard Insurance Company 1100 S.W. Sixth Avenue Portland, Oregon 97204	Frederick R. Bellamy Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2415	Marilyn R. Bishop Assistant Vice President and Associate Counsel Retirement Plans Standard Insurance Company 1100 S.W. Sixth Avenue Portland, Oregon 97204

Approximate date of proposed public offering:

Continuous

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

The Standard Advisor(SM) Group Variable Annuity Contract

STANDARD INSURANCE COMPANY

The Standard Advisor℠

Group Variable Annuity Prospectus

October 16, 2006

The Standard®
Positively different.

THE STANDARD ADVISOR (SM)

GROUP VARIABLE ANNUITY CONTRACT

issued by Standard Insurance Company

through Separate Account C

Prospectus

October 16, 2006

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about The Standard Advisor Group Variable Annuity Contract (the “Contract”) that you should know before you invest.

To learn more about the Contract, you may want to look at the Statement of Additional Information dated October 16, 2006 (known as the “SAI”). For a free copy of the SAI, which contains more detailed information about the Contract than is contained in this prospectus, contact us at:

Standard Insurance Company

Retirement Plans

P. O. Box 711

Portland, Oregon 97207

Telephone: 800-262-7111

Standard Insurance Company has filed the SAI with the U.S. Securities and Exchange Commission (the “SEC”) and has incorporated it by reference into this prospectus. The SAI’s table of contents appears on page 32 of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

Variable annuity contracts involve certain risks, and you may lose some or all of your investment.

•	We do not guarantee how any of the Subaccounts will perform.

•	The Contract is not a deposit or obligation of any bank and no bank endorses or guarantees the Contract.

•	Neither the U.S. Government nor any federal agency insures your investment in the Contract.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract currently offers 44 Investment Options – one fixed account and 43 variable Subaccounts which invest in the following mutual fund portfolios (the “Portfolios”):

Alger American Fund

•	Alger American Small Capitalization Portfolio Class O

AllianceBernstein Variable Products Series Fund, Inc.

•	AllianceBernstein VPS International Value Portfolio

American Century Variable Portfolios, Inc.

•	American Century Income & Growth VP Class I
•	American Century Ultra VP Class I (Available only to Contracts that selected the Portfolio before October 16, 2006)
•	American Century Value VP Class I
•	American Century Vista VP Class I

Baron Funds

•	Baron Capital Asset Fund Insurance Shares

BlackRock Series Funds, Inc.

•	BlackRock International Index Portfolio Class I

BlackRock Variable Series Funds, Inc.

•	BlackRock Large Cap Growth VI Fund Class I
•	BlackRock Large Cap Value VI Fund Class I

Davis Variable Account Funds, Inc.

•	Davis Value Portfolio VA

Delaware VIP Trust

•	Delaware VIP Growth Opportunities Series
•	Delaware VIP Small Cap Value Series
•	Delaware VIP International Value Equity Series

Dreyfus Investment Portfolios

•	Dreyfus Small Cap Stock Index Portfolio Service Shares

Dreyfus Variable Investment Fund

•	Dreyfus VIF International Equity Portfolio Service Shares

Federated Insurance Series

•	Federated Kaufmann Fund II VIP

Fidelity Variable Insurance Portfolios

•	Fidelity VIP Equity Income Initial Class
•	Fidelity VIP Mid Cap Stock Initial Class
•	Fidelity VIP Investment Grade Bond Initial Class

Franklin Templeton Variable Insurance Products Trust

•	Franklin Rising Dividends Securities Class I

GE Investment Funds, Inc.

•	GE Investments U.S. Equity Fund VIT
•	GE Investments Premier Growth Equity VIT (Available only to Contracts that selected the Portfolio before October 16, 2006)
•	GE Investments Total Return VIT (Available only to Contracts that selected the Portfolio before May 1, 2006)

Goldman Sachs Variable Insurance Trust

•	Goldman Sachs VIT Core US Equity (Available only to Contracts that selected the Portfolio before October 16, 2006)
•	Goldman Sachs VIT Capital Growth
•	Goldman Sachs VIT Mid Cap Value
•	Goldman Sachs VIT Structured Small Cap Equity

Neuberger Berman Advisers Management Trust

•	Neuberger Berman AMT Fasciano Portfolio S
•	Neuberger Berman AMT Regency Portfolio I

PIMCO Variable Insurance Trust

•	PIMCO VIT Total Return Administrative Shares

Royce Capital Fund

•	Royce Small-Cap Portfolio Share Class I

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Equity Blue Chip Growth VIP
•	T. Rowe Price Equity Income VIP

Vanguard Variable Insurance Fund

•	Vanguard VIF Diversified Value
•	Vanguard VIF Equity Index
•	Vanguard VIF Capital Growth
•	Vanguard VIF Mid Cap Index
•	Vanguard VIF Small Company Growth
•	Vanguard VIF Balanced Portfolio
•	Vanguard VIF Total Bond Market Index
•	Vanguard VIF International

Washington Mutual Variable Insurance Trust

•	WM VT Equity Income Class 1
•	WM VT Mid Cap Stock Class 1
•	WM VT Income Class 1
•	WM VT Strategic Asset Management Balanced Portfolio Class 1
•	WM VT International Growth Class 1

i

Appendix C: Accumulation Unit Values Table	C-1

The Contract is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

ii

DEFINITIONS

Account Value	Value held under this Contract. The value may be maintained in the Fixed Account, the Variable Account or both, depending on allocations.

Accumulation Unit	A unit of measure used to calculate the variable Account Value during the accumulation period.

Annual Date	The Contract Date and the same date of the same month each year thereafter.

Annuitant and Contingent Annuitant	The persons upon whose lives the annuity payments made after the Annuity Commencement Date will be based.

Annuity Commencement Date	The date on which annuity payments to a Participant are to start.

Beneficiary	The individual or individuals to whom the death benefit is paid if the Annuitant dies before the Annuity Commencement Date.

Business Day	Any day that the New York Stock Exchange (“NYSE”) is open for trading, except the day after Thanksgiving (Friday, November 24, 2006) and December 24 or the day designated in its place if December 24 falls on a weekend (Tuesday, December 26, 2006). Transactions are processed on Business Days only. A Business Day ends when the NYSE closes for regular trading that day, usually 4:00 p.m. Eastern Time.

Certificate	An individual certificate issued by us to each Participant in the Plan, unless the Plan is a 457 “top hat” plan of a tax exempt organization or a private nonqualified plan.

Code	The Internal Revenue Code of 1986, as amended.

Contract	The Standard Advisor Group Variable Annuity Contract issued to an employer, retirement trust (or trustee(s)), or other group Contractowner by us, Standard.

Contract Date	The effective date of the Contract indicated on the Specifications and Signatures page of the Contract.

Contract Year	Each twelve-consecutive-month period beginning on an Annual Date.

Contractowner	The party or parties named on the Specifications and Signatures page of the Contract or, upon delivery of Written Notice to us, such party’s or parties’ successor in interest by reason of change of name, merger, consolidation, purchase of stock, or acquisition of substantially all of the assets of the Contractowner’s business. The Contractowner may be referred to as you and your.

Deposit	The amount(s) paid into the Contract (net of any deduction for premium taxes).

Fixed Account	An Investment Option that is part of the general account of Standard. Amounts invested in the Fixed Account earn interest at a rate specified in advance.

Home Office	Standard Insurance Company Retirement Plans 1100 S.W. Sixth Avenue Portland, Oregon 97204 Facsimile – 971.321.7998	or	Standard Insurance Company Retirement Plans P.O. Box 711 Portland, Oregon 97207 Facsimile – 971.321.7998

Investment Option	An option in which you have chosen to invest your Plan assets. An Investment Option is operative when you instruct us to deposit or transfer your assets to it. Each Subaccount of the Variable Account and the Fixed Account, if any, is a separate Investment Option.

Market Value Adjustment	A charge deducted from the amounts you withdraw or transfer from the Fixed Account investment option.

Participant	Any person defined as a participant in the Plan, who has enrolled under this Contract and on whose behalf Standard maintains an Account Value.

Pending Allocation Account	The money market Subaccount used only for deposits received without allocation instructions.

Plan	The plan or arrangement named in the Contract Specifications, which includes any employer based arrangement whether or not considered a plan under state or federal law.

Plan Administrator	The Plan sponsor, Plan trustee(s), Plan fiduciary, or a person or persons specifically designated by you to have the authority to control and manage the operation and administration of your Plan. Standard is not the Plan Administrator.

Portfolio	Any of the underlying portfolios of a mutual fund in which deposits allocated to the Variable Account are indirectly invested by the Subaccounts.

QDRO	Qualified Domestic Relations Order.

Standard	Standard Insurance Company, also referred to as we, us, our and our company.

Subaccount	That portion of the Variable Account that invests in shares of a particular mutual fund portfolio. There is a separate Subaccount that corresponds to each mutual fund portfolio.

Valuation Period	The period commencing at the close of trading on the NYSE on a Business Day and ending at the close of trading on the NYSE on the next succeeding Business Day.

Variable Account	The segregated investment account into which Standard sets aside and invests the variable assets attributable to this Contract.

Variable Account Value	The sum of a Participant’s value in each Subaccount.

Written Notice

Any notice required by the Contract. Written Notice required of you shall be delivered to us at our Home Office, unless we notify you otherwise. Written Notice required of us by this Contract shall be sent to you at your last business address on our records. It is your responsibility to notify us in writing of any changes in your business address.

Written Notice shall be given in writing and delivered by mail or courier service or sent by facsimile. Written Notice shall be deemed given immediately when delivered by facsimile (if confirmation of receipt is obtained), three (3) days after the date of mailing, or one (1) day after timely delivery to a courier service for next day delivery.

Summary

This is a summary of some of the more important points that you should know and consider before purchasing The Standard Advisor Group Variable Annuity Contract.

The Standard Advisor Group Variable Annuity Contact is a group contract issued to an employer, retirement trust (or trustee(s)), or other group contract owner. Standard issues the Contract to the Contractowner in connection with a retirement plan or other arrangement maintained by the Contractowner (a “Plan”). Under the Contract, we maintain individual accounts for each Participant under the Plan. We will issue an individual certificate for each Participant unless the Plan is a 457 “top-hat” plan of a tax exempt organization or a private nonqualified plan. “You” and “your” generally means the Contractowner, but pursuant to the Plan, the Contractowner may in many instances follow a Participant’s instructions.

This prospectus only describes the Contracts; it does not describe any Plan or any Participant’s rights under a Plan. The terms of the applicable Plan (or any applicable law or regulation) may restrict or override surrender or withdrawal rights or privileges under the Contract or described in this prospectus to the extent necessary to maintain the Plan’s qualification under the Internal Revenue Code. Participants should consult a competent adviser as to their rights under their Plan.

The Contract

The Standard Advisor Group Variable Annuity Contract lets you and/or your Participants invest on a tax-deferred basis for retirement or other long-term purposes. Tax deferral allows the entire amount invested to remain in the Contract where it can continue to produce an investment return. Therefore, the investment could grow faster than in a comparable taxable investment where current income taxes would be due each year. However, the tax-deferral feature of an annuity contract provides no additional benefit if the annuity is in a qualified retirement plan, since the plan generally provides for tax deferral.

Each Participant’s Account Value may be divided among up to 20 of the variable Subaccounts, or the Fixed Account and up to 19 of the variable Subaccounts, unless we agree otherwise with the Contractowner. The Fixed Account is part of our general account. It earns interest at a specified rate we declare in advance. (See Appendix A for a discussion of the Fixed Account.) The value of amounts allocated to the variable Subaccounts is not guaranteed. Instead, any investment in the variable Subaccounts will go up or down with the performance of the Portfolios you select. You may lose money on investments in the variable Subaccounts.

Like most annuity contracts, different rules apply to the Contract before and after a Participant’s Annuity Commencement Date. Before a Participant’s Annuity Commencement Date, you may invest more money on behalf of that Participant (subject to the terms of the Plan). After the Annuity Commencement Date, the Participant will receive one or more annuity payments. The amount of money accumulated in the Contract before the Annuity Commencement Date has a major effect on the size of the payment(s) the Participant receives after the Annuity Commencement Date.

A description of how to purchase a Contract may be found on page 11 of this prospectus.

Charges and Deductions

We currently do not deduct any charges from your Deposits when received. We reserve the right to deduct premium tax charges from Deposits in the future.

We make deductions from the Account Value for administrative, insurance, and distribution expenses. We do not charge for Subaccount transfers. First, for administrative services, we deduct an annual Administration

Fee of $25 from each Participant account in four equal quarterly installments. Absent other instructions, this fee shall be deducted pro rata from the Investment Option(s) for each Participant account. Alternatively, you (the Contractowner) may elect to pay this fee independent of the Plan’s assets. To do so, you must send us Written Notice of your election. This fee is also deducted on a full surrender.

Second, if you surrender a Certificate or make a cash withdrawal, we may deduct a Surrender Charge. However, there is no Surrender Charge on “benefit withdrawals,” as described on page 21. This Surrender Charge is a percent of the amount withdrawn, based on the Contract Year. It only applies during the first five Contract Years. During the first Contract Year the Surrender Charge is 5% of the amount withdrawn, decreasing to 4% in the next Contract Year, 3% in the third Contract Year, 2% in the fourth Contract Year, 1% in the fifth Contract Year and 0% thereafter. (Surrenders and withdrawals from the Fixed Account that do not qualify as benefit withdrawals may also be subject to a Market Value Adjustment; see Appendix A.) We also deduct a Distribution Fee of the lesser of $25 or 2% of the amount of the transaction from each Participant-initiated withdrawal (defined in “Surrender Charge”) and each payment pursuant to a QDRO. There is also a $300 fee for each QDRO.

Third, we deduct an Insurance and Financial Services Fee from the Variable Account assets on a daily basis. The daily fee is deducted at an annual rate of 1.70% to 2.00% of Variable Account assets depending on the Portfolio.

In addition, investment management fees, operating expenses, and in some cases 12b-1 fees are deducted from each Portfolio of the underlying mutual funds.

Inquiries

If you have questions about your Contract or need to make changes, contact your financial representative who sold you the Contract, or contact us at:

Standard Insurance Company

Retirement Plans

P.O. Box 711

Portland, Oregon 97207

Telephone: 800-262-7111

“Free Look” Period

In certain states, if for any reason you are not satisfied with the Contract, you may return it to us within 10 days after you receive it. If you cancel the Contract within this 10-day “free look” period, we will generally refund the Account Value (plus any Fees and Expenses and any charges for premium taxes deducted before purchase payments were allocated to Investment Options) and the Contract will be void from its effective date. In some states, we will instead refund the full amount of deposits received. To cancel the Contract, you must mail or deliver it either to our Home Office or to the registered agent who sold it within 10 days after you receive it. The “free look” period may be longer than 10 days where required by state law.

Table of Fees and Expenses

The following tables describe the fees and expenses you will pay when owning and surrendering the Contract.

The first table describes the fees and expenses you will pay at the time you partially or fully surrender the Contract or take a loan from the Contract, and for distributions from the Contracts.

Participant Transaction Expenses

	Contract Year	1	2	3	4	5	6
Surrender Charge (% of amount being withdrawn)[1]:	%	5	4	3	2	1	0

Distribution Fee:    The lesser of $25 or 2% of the distribution for each occurrence.

Loan Fee2:    Either a one-time fee of $125 or an annual fee of $50.

Qualified Domestic Relations Order Fee:    $300

Premium Tax:    0 to 3.5%

The next table describes the fees and expenses you or the Participants will pay periodically during the time you own the Contract, not including fees and expenses deducted by the funds you or the Participants select.

Annual Administration Fee    $25 per participant

Annual Variable Account Expenses

(as a percentage of the average account value)

Maximum[3]
Insurance and Financial Services Fee:	2.00%

The next table shows the lowest and highest total operating expenses charged by the Portfolio companies for the year ended December 31, 2005 (before any fee waivers or expense reimbursements). Actual expenses may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service fees, 12b-1 fees, and other expenses)

Lowest	Highest
0.17%	1.50%

[1]	The Surrender Charge does not apply to benefit withdrawals. It will never exceed 9% of Deposits. See “Charges and Deductions” for more information.
[2]	Loan interest charged to the Participant is credited back to the Participant’s Account Value. The net interest rate charged to Participants is zero.
[3]	We reduce the fee by the amount of any administrative service or other revenue that we receive from the fund or fund manager.

Example

This Example is intended to help you and the Participants compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Surrender Charge, Distribution Fee, Administration Fee, and Insurance and Financial Services Fee.

The following tables give examples of expenses each Participant might pay indirectly, on a $10,000 deposit, assuming 5% annual return on assets and assuming the highest fees and expenses of any of the Portfolios. These examples do not reflect any premium tax charges, loan fees or QDRO fees. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

•	If you surrender the Certificate at the end of the applicable time period and it does not qualify as a benefit withdrawal, you would pay the following expenses:

1 Year	3 Years	5 Years	10 Years
$893	$1,492	$2,182	$4,838

•	If you surrender the Certificate at the end of the applicable time period and it does qualify as a benefit withdrawal, you would pay the following expenses:

1 Year	3 Years	5 Years	10 Years
$386	$1,180	$2,075	$4,838

These examples reflect the $25 annual Administration Fee as a deduction of 0.0025% (annually) of assets in the variable Subaccounts (based on total fees collected over total average net assets).

These examples do not represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Financial Information

The table of accumulation unit values is provided in Appendix C. The financial statements of Separate Account C and Standard Insurance Company are in the Statement of Additional Information.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing. The requirements of your particular retirement plan, an endorsement to the Contract, or limitations or penalties imposed by the Internal Revenue Code (the “Code”) may impose limits or restrictions on deposits, surrenders, distributions or benefits, or on other provisions of the Contract. This prospectus does not describe these limitations or restrictions. (See “Federal Tax Matters”.)

For information concerning compensation paid for the sale of Contracts, see “Distribution of the Contracts.”

Standard Insurance Company

1100 S.W. 6th Avenue

Portland, OR 97204

Standard offers a wide range of group and individual disability and annuity products, and group life, accidental death and dismemberment (“AD&D”) and dental insurance. Its largest business is the group long term disability and group life insurance business. Standard has earned a reputation for financial strength and fulfillment of its obligations and is dedicated to serving its customers.

Standard was founded in 1906 as the Oregon Life Insurance Company. It became a mutual insurance company in 1929 and adopted its present name in 1946. In 1999, Standard completed a demutualization process and is now a wholly-owned subsidiary of StanCorp Financial Group, Inc., a holding company for businesses that provide insurance, retirement, and investment products and services. Standard is licensed in all states except New York and in the District of Columbia. In New York, Standard’s affiliate, The Standard Life Insurance Company of New York, is licensed to sell group disability, life, AD&D, and dental insurance products.

Published Ratings

We may publish (in advertisements, sales literature, and reports to Contractowners) the ratings and other information assigned to us by one or more of the following independent rating organizations: A. M. Best Company, Standard & Poor’s, Moody’s Investor Services, Inc. and Fitch, Inc. These ratings reflect each organization’s current opinion of an insurance company’s financial strength; they do not reflect the strength, performance, risk or safety (or lack thereof) of the variable Subaccounts. Financial strength ratings rate the claims paying ability of an insurance company.

Separate Account C – The Variable Account

On August 2, 1999, Separate Account C (the “Variable Account”) was established as an insurance company separate account under Oregon law. The variable Subaccounts are subaccounts or divisions of the Variable Account. The Variable Account is a segregated investment account, meaning that the portion of its assets equal to its reserves and other liabilities may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to each Subaccount are, in accordance with the Contract, credited to or charged against that Subaccount without regard to any other income, gains or losses of any other Subaccount or of Standard. We do not guarantee the investment performance of the Variable Account or any Subaccount. Any investment gain or loss depends on the investment performance of the funds. Contractowners or Participants, as applicable, assume the full investment risk for all amounts placed in the Variable Account. The obligations under the Contract are obligations of the depositor, Standard.

The Variable Account is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (the “1940 Act”). It meets the definition of a “separate account” under the federal securities law. The SEC does not supervise the Variable Account or Standard.

Subject to the terms of the applicable Plan, Participants may choose the Subaccount(s) to which deposits are allocated. Each Participant may be limited to 20 Investment Options. There is a separate Subaccount, which corresponds to each Portfolio. Contractowners or Participants, as applicable, currently may change allocations without penalty or charges. (In the future, redemption fees may apply to short-term allocations.) Shares of the Portfolios will be sold at net asset value (see the Portfolios’ prospectuses for an explanation of net asset value) to the Variable Account in order to fund the Contracts. The Portfolios generally are required to redeem their shares at net asset value upon our request. We reserve the right to add, delete or substitute Portfolios.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a particular Portfolio. The assets of each Portfolio are separate from the assets of the other Portfolios. Thus, each Portfolio operates separately, and the income, gains or losses of one Portfolio have no effect on the investment performance of any other Portfolio.

The investment objective of each Portfolio is summarized below. There is no assurance that any of the Portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the prospectuses of the Portfolios. You may call 800-262-7111 and request copies of the current fund prospectuses at any time. You should read the prospectuses carefully before investing.

Portfolio	Investment Adviser	Investment Objective
Alger American Small Capitalization Portfolio Class O	Fred Alger Management, Inc.	Long-term capital appreciation
AllianceBernstein VPS International Value Portfolio	AllianceBernstein L.P.	Long-term growth of capital
American Century Income & Growth VP Class I	American Century Investment Management, Inc.	Long-term capital appreciation
American Century Ultra VP Class I	American Century Investment Management, Inc.	Long-term capital growth
American Century Value VP Class I	American Century Investment Management, Inc.	Long-term capital growth
American Century Vista VP Class I	American Century Investment Management, Inc.	Long-term capital growth
Baron Capital Asset Fund Insurance Shares	BAMCO, Inc.	Growth of capital
BlackRock International Index Portfolio Class I	BlackRock Advisors, LLC	Match performance of the EAFE Index
BlackRock Large Cap Growth VI Fund Class I	BlackRock Advisors, LLC	Long-term capital growth

Portfolio	Investment Adviser	Investment Objective
BlackRock Large Cap Value VI Fund Class I	BlackRock Advisors, LLC	Long-term capital growth
Davis Value Portfolio VA	Davis Selected Advisers, LP	Long-term capital appreciation
Delaware VIP Growth Opportunities Series	Delaware Management Company	Long-term capital appreciation
Delaware VIP Small Cap Value Series	Delaware Management Company	Capital appreciation
Delaware VIP International Value Equity Series	Delaware Management Company	Long-term growth without undue risk to principal
Dreyfus Small Cap Stock Index Portfolio Service Shares	The Dreyfus Corporation	Track performance of Index that measures investment return of small cap stocks
Dreyfus VIF International Equity Portfolio Service Shares	The Dreyfus Corporation	Capital growth
Federated Kaufmann Fund II — VIP	Federated Equity Management Company of Pennsylvania	Capital appreciation
Fidelity VIP Equity Income Initial Class	Fidelity Management & Research Company	Reasonable income with capital appreciation
Fidelity VIP Mid Cap Stock Initial Class	Fidelity Management & Research Company	Long-term capital growth
Fidelity VIP Investment Grade Bond Initial Class	Fidelity Management & Research Company	High level of current income consistent with preservation of capital
Franklin Rising Dividends Securities Class I	Franklin Advisory Services, LLC	Long-term capital appreciation
GE Investments U.S. Equity Fund VIT	GE Asset Management Incorporated	Long-term capital growth
GE Investments Premier Growth Equity VIT	GE Asset Management Incorporated	Long-term capital growth and future income
GE Investments Total Return VIT	GE Asset Management Incorporated	Highest total return, composed of current income and capital appreciation
Goldman Sachs VIT Core US Equity	Goldman Sachs Asset Management LP	Long-term capital growth and dividend income
Goldman Sachs VIT Capital Growth	Goldman Sachs Asset Management LP	Long-term capital growth
Goldman Sachs VIT Mid Cap Value	Goldman Sachs Asset Management LP	Long-term capital appreciation
Goldman Sachs VIT Structured Small Cap Equity	Goldman Sachs Asset Management LP	Long-term capital growth
Neuberger Berman AMT Fasciano Portfolio S	Neuberger Berman Management, Inc.	Long-term capital growth
Neuberger Berman AMT Regency Portfolio I	Neuberger Berman Management, Inc.	Growth of capital
PIMCO VIT Total Return Administrative Shares	Pacific Investment Management Company LLC	Maximum total return with preservation of capital
Royce Small-Cap Portfolio Share Class I	Royce & Associates, LLC	Long-term growth of capital
T. Rowe Price Equity Blue Chip Growth VIP	T. Rowe Price Associates, Inc.	Long-term capital growth
T. Rowe Price Equity Income VIP	T. Rowe Price Associates, Inc.	Substantial dividend income and long-term capital growth
Vanguard VIF Diversified Value	Barrow, Hanley, Mewhinney & Strauss, Inc.	Long-term capital appreciation and income
Vanguard VIF Equity Index	Vanguard’s Quantitative Equity Group	Track performance of benchmark index that measures investment return of large-cap stocks
Vanguard VIF Capital Growth	PRIMECAP Management Company	Long-term capital appreciation
Vanguard VIF Mid Cap Index	Vanguard’s Quantitative Equity Group	Track performance of index that measures investment return of mid-cap stocks
Vanguard VIF Small Company Growth	Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC	Long-term capital appreciation
Vanguard VIF Balanced Portfolio	Wellington Management Company, LLP	Long-term capital appreciation and reasonable current income
Vanguard VIF Total Bond Market Index	Vanguard Fixed Income Group	Track performance of broad market-weighted bond index

Portfolio	Investment Adviser	Investment Objective
Vanguard VIF International	Schroeder Investment Management North America Inc. and Baillie Gifford Overseas LTD.	Long-term capital appreciation
WM VT Equity Income Class 1	WM Advisers, Inc.	Relatively high level of current income as well as long-term growth of income and capital
WM VT Mid Cap Stock Class 1	WM Advisers, Inc.	Long-term capital appreciation
WM VT Income Class 1	WM Advisers, Inc.	High level of current income with protection of capital
WM VT Strategic Asset Management Balanced Portfolio Class 1	WM Advisers, Inc.	Long-term capital growth and income
WM VT International Growth Class 1	WM Advisers, Inc.	Long-term capital appreciation

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Contract are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the Portfolios available under the Contract may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios available under the Contract will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

We may receive payments or revenues from some or all of the Portfolios or their investment advisers, which will be applied to reduce the Insurance and Financial Services Fee with respect to these Portfolios. See “Insurance and Financial Services Fee.”

We will purchase shares of the Portfolios at net asset value and allocate them to the appropriate Subaccounts of the Variable Account. We will redeem sufficient shares of the appropriate Portfolios to pay annuity payments, death benefits, withdrawal proceeds, fees or for other purposes described in the Contract. If Contractowners or Participants desire to transfer all or part of their investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares in the other Subaccount.

Most Plans limit the Portfolios available to Participants.

In selecting the Portfolios offered through the Contract, we may consider various factors, such as asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm.

Contractowners and Participants are responsible for choosing the Portfolios, and the amounts allocated to each, that are appropriate for individual circumstances and investment goals, financial situation, and risk tolerance. Since investment risk is borne by Participants, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage Contractowners and Participants to investigate thoroughly all of the information that is available regarding the Portfolios, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After an initial selection of Portfolios is made, Participants should monitor and periodically re-evaluate the allocations to determine if they are still appropriate.

Participants bear the risk of any decline in the Account Value resulting from the investment performance of the Portfolios that have been selected.

The Contract

The Contract is a deferred group variable annuity. Your rights and benefits as owner of the Contract are described below and in the Contract. However, we reserve the right to modify the Contract to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, are appropriate for your needs. Variable annuities generally provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Purchase of Contracts

A prospective Contractowner wishing to purchase a Contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether to accept or reject it. Once the application is accepted, a Contract is prepared and executed by our legally authorized officers. See “Distribution of the Contracts.”

When we receive a completed application and all other information necessary for processing a purchase order, an initial Deposit will be priced no later than two Business Days after we receive the later of the order or the Deposit. Information necessary for processing a Deposit includes the allocation of the Deposit among the Participant accounts, and the allocation among the Subaccounts for each Participant. If we receive Deposit amounts without allocation instructions, we will notify the Contractowner and direct the Deposit amounts for new Participants to a Pending Allocation Account until we receive all necessary information. As provided by the Plan, if we do not receive instructions from a Participant, we will accept instructions from a Plan fiduciary on the Participant’s behalf.

We will transfer the amounts in the Pending Allocation Account in accordance with allocation percentages elected on properly completed allocation instructions within two Business Days of receipt of such instructions, and allocate all future Deposits in accordance with these percentages until such time as we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund the Deposits in the Pending Allocation Account, together with earnings thereon (unless applicable ERISA requirements preclude return of earnings), for which no properly completed instructions have been received within 105 days of the day we receive the initial Deposit.

The annual Administration Fee will not apply to the Pending Allocation Account. Participants may not allocate Deposits to, make transfers to or from, take loans from or make withdrawals from the Pending Allocation Account, except as set forth in the Contract.

When we have received your Deposit and have validated your crediting and allocation instructions, we will apply the Deposit for existing Participants pursuant to those instructions as of the Business Day of receipt and validation of all of the necessary information. Deposits are processed on Business Days only.

In order to purchase a Contract, the Plan on whose behalf the Contract will be held must be one of the qualified plans for which the Contracts are designed or a nonqualified deferred compensation arrangement or other benefit plan. Also, depending on applicable law, a minimum number of Participants may be required to be participating in the Plan. Standard may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.

Deposits

Deposits are payable to us at a frequency determined by the terms of the Plan. If Deposits stop, the Contract may remain in force as a paid-up Contract, subject to the termination provisions of Appendix B. Payments may be resumed at any time until the Contract terminates. We reserve the right to reject any deposit at any time.

Deposits are placed into the Subaccounts, each of which invests in shares of its corresponding Portfolio, or the Fixed Account, according to a Contractowner’s or a Participant’s instructions. Deposits for each Participant may be allocated to a maximum of 20 Subaccounts, or to a maximum of 19 Subaccounts and the Fixed Account, unless we agree otherwise with the Contractowner.

Valuation of Accumulation Units

Accumulation Units will be valued as of the close of trading on each Business Day.

Accumulation Units. Deposits allocated to the Variable Account are converted into Accumulation Units. The number of Accumulation Units resulting from each Deposit is equal to the Deposit divided by the value of an Accumulation Unit for the Subaccount for the Valuation Period during which the Deposit is received at our Home Office and accepted by us. The Accumulation Unit value for each Subaccount was or will be arbitrarily established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Subaccount for any later Valuation Period is calculated by multiplying the value of that Accumulation Unit at the end of the prior Valuation Period by the Subaccount’s net investment factor for the Valuation Period. The value of an Accumulation Unit can go either up or down. The number of Accumulation Units credited to the Account Value will not be changed by any change in the dollar value of Accumulation Units in any Subaccount.

The net investment factor is used to determine the Accumulation Unit values for the end of a Valuation Period.

Net Investment Factor. For any Subaccount of the Variable Account, the net investment factor for a Valuation Period, before the Annuity Commencement Date, is (a) divided by (b), minus (c):

Where (a) is:

The net asset value per share of the underlying Portfolio held in the Subaccount, as of the end of the Valuation period; plus or minus the per-share amount of any dividend or capital gain distributions if the “ex-dividend” date occurs in the Valuation Period; plus or minus a per-share charge or credit as we may determine, as of the end of the Valuation period, for taxes.

Where (b) is:

The net asset value per share held in the Subaccount as of the end of the last prior Valuation Period.

Where (c) is:

The daily Insurance and Financial Services Fee times the number of calendar days in the current Valuation Period.

Account Value

A Participant’s Account Value prior to the Annuity Commencement Date is equal to:

(a) the Variable Account Value; plus

(b) the Fixed Account Value.

Variable Account Value. Variable Account Value is not guaranteed. It equals the sum of the values of the variable Subaccounts under the Contract. The value of each variable Subaccount is calculated on each Business Day.

Each Participant’s Variable Account Value is equal to the sum of that Participant’s value in each variable Subaccount. On any Business Day, the value of each variable Subaccount for a Participant equals:

(a) the value, if any, of the Subaccount on the previous Business Day, increased or decreased by its investment experience and daily charge (i.e., the number of Accumulation Units credited to that Participant in that Subaccount as of the previous Business Day, times the applicable Accumulation Unit Value as of that current Business Day); plus

(b) the amount of any Deposits allocated to the Subaccount since the previous Business Day (net of any premium taxes attributable to the Deposit); plus

(c) the amount of any transfers into the Subaccount since the previous Business Day; minus

(d) the amount of any withdrawals (including any Surrender Charge) from the Subaccount since the previous Business Day; minus

(e) the amount of any transfers out of the Subaccount since the previous Business Day (including any applicable transfer fee); minus

(f) the portion of the quarterly Administration Fee allocated to the Subaccount since the previous Business Day; minus

(g) the portion of any deduction for a loan fee, a Distribution Fee, or a Qualified Domestic Relations Order fee, or for premium taxes allocated to the Subaccount since the previous Business Day, or deducted from the Deposit.

Deductions (f) and (g) will be made from each Subaccount in the same proportion that the value of the Subaccount bears to the Participant Account Value.

Fixed Account Value. See Appendix A for a discussion of Fixed Account value.

Transfers

Prior to the Annuity Commencement Date (but not thereafter), the Participant or Contractowner may transfer all or a portion of Account Value from one Subaccount to another. A transfer involves the redemption of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values as of the Business Day we receive the transfer request (in good order).

Transfers shall be made by electronic communication, unless we have agreed to accept a request in writing or we have restricted transfer privileges as described below in “Potential Limits on Transfers.” Written confirmation of all transfer requests will be mailed to the Contractowner or Participant, as applicable.

The Participant or Contractowner may also transfer all or any part of the Account Value from the Subaccount(s) to the Fixed Account, or from the Fixed Account to the various Subaccount(s).

Transfers (and withdrawals) from the Fixed Account may be subject to a Market Value Adjustment and/or delayed for up to six (6) months. See Appendix A.

A Contractowner or Participant thinking about a transfer of Account Value should consider the inherent risk involved. Frequent transfers based on short-term expectations (such as for attempted “market timing”) may increase the risk that a transfer will be made at an inopportune time.

We impose no transfer fee except any redemption fees required by the Portfolios. Information on the redemption fee imposed by each Portfolio, if any, is available in the fund’s prospectus.

Transfers are not allowed after the Annuity Commencement Date (since only fixed annuity payments are available under the Contract). However, transfers are available after commencement of automatic partial withdrawals.

Potential Limits on Transfers

Frequent, large, programmed or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account (“Harmful Trading”) can cause risks with adverse effects for other Participants or Contractowners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a Subaccount if Deposits or transfers into a Subaccount are made at unit values that are below the true value, or surrenders or transfers out of the Subaccounts are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the Portfolio to maintain a higher level of cash than would otherwise be the case, or causing a Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay surrenders or transfers out of the Subaccount; and (3) increased brokerage and administrative expenses. These costs are borne by all Participants or Contractowners, including the long-term investors who do not cause or generate the costs.

We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect or halt all Harmful Trading. In addition, because other insurance companies or other qualified investors with different policies and procedures may invest in the Portfolios, we cannot guarantee that a Portfolio will not suffer harm from programmed, large or frequent transfers among subaccounts of variable products issued by these other insurance companies.

Under our market timing policy, we could modify transfer privileges for some or all of the Subaccounts. Modifications could include, but not be limited to, not accepting a transfer request from you or a participant, or from any person or asset allocation service on your behalf. We may also limit the amount that may be transferred into or out of any Subaccount at any one time. Currently, if we identify Harmful Trading, we restrict the method of making a transfer (i.e., we require that all transfers into a particular Subaccount be submitted on a paper form and we rescind telephone and Internet privileges). Unless prohibited by the terms of the Contract, in the future we may also (but are not obligated to):

•	limit the dollar amount, number and/or frequency of transfers;

•	require a holding period for some Subaccounts (e.g., prohibit transfers into a particular Subaccount within a specified period of time after a transfer out of that Subaccount);

•	impose redemption fees on short-term trading; or

•	impose other limitations or restrictions.

We may, but are not required to, administer redemption fees imposed by certain Portfolios, collecting them from the Participant’s Account Value and paying them to the Portfolio.

You and your Participants should also be aware that we expect to be contractually obligated to prohibit transfers by Participants or Contractowners identified by a Portfolio and to provide individual Participant or Contractowner transaction data to the Portfolios.

Telephone and Internet Transactions

We may allow telephone or Internet transfers and other transactions, but we may cancel telephone and Internet transactions at any time, for some or all Participants and Contractowners. We may record all telephone requests. We will employ reasonable means to confirm that telephone and Internet requests are genuine. These procedures may include requirements to provide certain information, such as name, social security number, account number, date of birth, or other information. We disclaim all liability for losses resulting from allegedly unauthorized telephone and Internet transactions that we believe are genuine.

Telephone and Internet access may not always be available. There may be outages or slowdowns for a variety of reasons, such as power or equipment failures, viruses or other computer problems, or a high volume of transactions. Such outages or slowdowns may prevent or delay our receipt of transaction requests.

There are risks associated with telephone and Internet transactions that may not apply when a signed, written request is made. Participants and Contractowners bear these risks.

Automatic Rebalancer

A Participant may elect the Automatic Rebalancer service. If it is selected, we will periodically transfer a portion of the Participant’s Account Value to maintain an asset allocation that is consistent with current investment directives. Rebalancing will occur during May and November. Participation in the program may be terminated at any time. The program results in moving Account Value from Subaccounts that have performed well in terms of investment performance into Subaccounts that have not performed as well.

An election to activate or deactivate the Automatic Rebalancer service may be made on our interactive voice response system or our Participant Website.

Annuity Payments

We offer only fixed annuity payments under this Contract. Fixed annuity payments remain fixed in amount throughout the payment period.

The amount of each annuity payment will depend on the age of the Annuitant and the sex of the Annuitant (except in the cases where unisex rates are required) as of the Annuity Commencement Date and the Participant’s Account Value. A choice may be made to receive payments once each month, four times each year, or once each year. The Account Value used to effect annuity payments will be calculated as of the Annuity Commencement Date. After the Annuity Commencement Date, you may not change the annuity payment option.

Purchase of Annuities. Beginning with the Contract Date and until the date this Contract is subsequently terminated, you shall have the right to purchase annuities. “Premium” means the purchase amount.

To purchase annuities, you may do so by sending us a request for an annuity form, which is (1) acceptable to us; (2) provided for under the terms of your Plan; and (3) authorized by the Plan Administrator.

We offer the following types of annuities:

•	Life Annuity – Monthly income payable for the life of the Annuitant only, with no payments after the Annuitant’s death.

•	Certain and Life Annuity – Monthly income payable for the life of the Annuitant with the provision that if the Annuitant should die after commencement of payments, but before the end of a certain period of 60, 120, or 180 months, as elected, payments will be continued for the remainder of the certain period to a designated beneficiary; PROVIDED, however, that the certain period election shall not extend beyond any applicable limit imposed by law.

•	Joint and Survivor Annuity – Monthly income payable for the life of the Annuitant, and thereafter for the life of a designated Contingent Annuitant. Monthly payments to the Contingent Annuitant may be the same amount as, one-half of, or two-thirds of the monthly payments to the Annuitant, as you specify.

We may provide other annuity forms required by the Plan or requested by you and which are acceptable to us.

You must provide us with certain information, including the Participant, the purchase date, the form of annuity desired, the Annuity Commencement Date, the amount of payment or premium (if other than the Participant’s Account Value), information about the Annuitant and (if applicable) the Contingent Annuitant and Beneficiary, and how often we should make payments.

The first annuity payment will be made as of the Annuity Commencement Date. You select the Annuity Commencement Date, subject to certain restrictions. Generally, payments from a qualified plan must commence by April 1 following the year in which occurs the later of the date the Participant retires or attains age 70 1/2 (the required beginning date). If no selection is made, the Annuity Commencement Date will be the required beginning date, if applicable, or otherwise the later of the Annuitant’s age 85 or 10 years after the Contract’s effective date or the date required by state law. You may change the Annuity Commencement Date by giving us Written Notice at least 30 days before the old Annuity Commencement Date (and at least 30 days before the new Annuity Commencement Date). An Annuity Commencement Date must be the first day of any calendar month.

In any case where we provide an annuity under this Contract, we will issue a Supplementary Contract to the named Annuitant describing the terms and conditions of the relationship created between the Annuitant and our company, including any guarantees we undertake.

No annuity will be purchased if your funds or the Participant’s Account Value under this Contract are insufficient. We shall not be responsible for the lack of sufficient funds held under this Contract to purchase an annuity.

Annuity Purchase Rates. The annuity purchase rates are guaranteed to be at least as favorable as the amounts shown in the Table of Guaranteed Maximum Rates found in your Contract. If, at the time you purchase your annuity, we offer annuities on a more favorable basis than that guaranteed in the Contract, we will apply the more favorable rate. We reserve the right to modify the Table of Guaranteed Maximum Rates for benefits of Participants who enter the Plan after sixty (60) days Written Notice to you of such modification.

Amount and Form of Annuity Payments. The amount of each annuity payment will depend on the age of the Annuitant and the sex of the Annuitant (except in the cases where unisex rates are required) as of the Annuity Commencement Date. A choice may be made to receive payments once each month, four times each year, or once each year. The Account Value used to effect annuity payments will be calculated as of the Annuity Commencement Date.

After the Annuity Commencement Date, you may not change the annuity payment option.

The total dollar amount of annuity payments to be made to an Annuitant cannot be predicted. There is a risk that this total payment amount will be less than the total Deposits and less than the Account Value at the time payments begin. The total payment amount depends on the date of the death of the Annuitant, and the date of death of the Contingent Annuitant for a Joint and Survivor Annuity. The closer the date of death is to the date the annuity payments begin, the more likely it is that the total payments will be less than the total deposits or the Account Value. It is even possible that only one annuity payment will be made, if the Annuitant dies shortly after the Annuity Commencement Date and a Life Annuity was chosen, or both Annuitants die shortly after the Annuity Commencement date under a Joint and Survivor Annuity.

We may choose to pay the Account Value in cash if the annuity payment would be less than $100 annually. If the annuity option chosen results in annuity payments of less than $100 per month, the frequency will be changed so that annuity payments will be at least $100.

Once annuity payments have begun and we later discover that the age or sex of an Annuitant or Contingent Annuitant has been misstated, the payment shall be adjusted based on the correct age and sex from the date payment began. If we underpaid, we will pay the underpaid amount in full with the next annuity payment. If we overpaid, we shall deduct the overpayments from future annuity payments until we are repaid in full.

No annuity option may be assigned or attached, except, if applicable, those benefits assigned or attached by a Qualified Domestic Relations Order under Section 414(p) of the Code, or pursuant to a federal tax levy under Section 6331 of the Code.

If we receive proof that a person receiving annuity payments under this Contract is legally or mentally incompetent, the annuity payments may be made to any person deemed a legal representative by a court of competent jurisdiction or as otherwise provided by applicable state law.

We may, at any time, require proof that any payee or Annuitant under this Contract is living when payment is contingent upon survival of that payee or Annuitant.

After the Annuity Commencement Date, the Account Value may not be withdrawn, nor may the Supplementary Contract be surrendered.

Rights of Annuitants and Beneficiaries. The Annuitant may name the Beneficiary or Contingent Annuitant for any purchased annuity option. The Annuitant may change the Beneficiary at any time without the consent of the previous Beneficiary unless the previous designation provides otherwise. However, if the Annuitant is married, the Annuitant’s spouse must agree in writing to another person being named Beneficiary or Contingent Annuitant if required by the Plan or applicable law. The change is effective when written notice is received by us. The annuity option or the Contingent Annuitant may not be changed. The Beneficiary or the Contingent Annuitant does not have the right to name the Beneficiary.

If the Annuitant dies and there is no named Beneficiary living at the time of the Annuitant’s death, the Annuitant’s estate will be paid any remaining guaranteed annuity payments, under a period certain annuity option, in one lump sum. If the named Beneficiary is receiving guaranteed annuity payments and dies, the remaining annuity payments will be paid on one lump sum to the contingent Beneficiary if living at the time of the Beneficiary’s death. Payment will otherwise be made to the Beneficiary’s estate.

Death Benefits

If a Participant dies before the Annuity Commencement Date, a death benefit will be paid to the Participant’s designated Beneficiary as provided by the terms of the Plan. Unless otherwise provided, the death benefit is equal to the Participant’s Account Value less any outstanding loan balance. (No Surrender Charge, Administration Fee, or Market Value Adjustment is deducted from or applied to the death benefit.) The death benefit will be determined at the end of the Valuation Period during which due proof of death and election of a form of benefit and any other required information have been received by Standard.

A Participant may designate a Beneficiary during the life of the Participant as provided by the terms of the Plan. Unless otherwise stated in the Beneficiary designation, if there is more than one Beneficiary, they are presumed to share equally. The Participant may change any Beneficiary unless otherwise provided in the previous designation. A change of Beneficiary will revoke any previous designation. A change may be made by filing a written request with the Plan Administrator.

Unless otherwise provided in the Beneficiary designation, if any Beneficiary dies before the Participant, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests. If there are no Beneficiaries, the Beneficiary’s interest will pass to a contingent Beneficiary(s), if any. If no Beneficiary or contingent Beneficiary survives the Participant, the death benefit will be paid in one lump sum to the Participant’s estate.

Proof of death will be a certificate of death, a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us. All death benefit payments will be subject to the laws and regulations governing death benefits. In addition, no payment of death benefit will be allowed that does not satisfy the requirements of Section 401(a)(9) of the Code, if applicable.

The death benefit may be paid in a form permitted by this Contract and the Plan. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act. If no election regarding the form of the death benefit is made and the Plan does not designate a form of payment, payment will be made in the form of a lump sum.

Withdrawals

Withdrawals may be prohibited or restricted by the Plan or regulations applicable to the Plan, or both. The following generally describes only the Contract, and not any Plan or applicable law.

General. All withdrawal requests must be submitted to us on a paper form or electronically, as agreed by the Contractowner and Standard. Withdrawals generally must be authorized by the Contractowner.

The Account Value available upon withdrawal is determined at the end of the Valuation Period during which the request for withdrawal is received at the Home Office. Withdrawal payments from the Variable Account generally will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act. A Distribution Fee equal to the lesser of $25 or 2% of the transaction amount will apply to Participant-initiated withdrawals, annuity purchases and payments pursuant to a Qualified Domestic Relations Order.

There may be Surrender Charges associated with withdrawal of Account Value (other than benefit withdrawals) during the first five Contract Years (and a Market Value Adjustment may apply to withdrawals from the Fixed Account; see Appendix A). Also, the Administration Fee will be deducted on a full surrender. See Charges and Deductions – below. You may specify that the Surrender Charge be deducted from the amount you request withdrawn or from the remaining Account Value. If you specify that the charge be deducted from the remaining Account Value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable Surrender Charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase.

The tax consequences of withdrawals are discussed later in this prospectus. See “Federal Tax Matters”.

The Contract or a Certificate will terminate when there is no applicable Account Value remaining. See the Contract for more information.

Automatic Partial Withdrawals. A Participant may also establish automatic partial withdrawals by submitting a one-time written request. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly or annual basis, provided each periodic payment is at least $100. Automatic partial withdrawals are only available before the Annuity Commencement Date. Withdrawals will continue until the Participant’s Account Value is exhausted, unless a written request to stop them earlier is submitted.

Automatic partial withdrawals are subject to all the other Contract provisions and terms. Automatic partial withdrawals that constitute benefit withdrawals are not subject to the Surrender Charge, but if an additional withdrawal is made from a Participant’s Account Value when automatic partial withdrawals are occurring, the automatic partial withdrawals will terminate automatically.

Automatic partial withdrawals may be subject to a 10% federal tax penalty and to income tax. The Distribution Fee will be charged only once, at the beginning of a series of automatic partial withdrawals.

Withdrawal Restrictions under Section 403(b) Plans. Restrictions apply to withdrawals from variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any Contract used for a Section 403(b) plan will prohibit distributions of:

(a) elective contributions made in years beginning after December 31, 1988;

(b) earnings on those contributions; and

(c) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts may be allowed, according to the terms of the Plan, upon:

(a) death of the employee;

(b) reaching age 59 1/2

(c) severance from employment;

(d) disability; or

(e) financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

Transfers of all or a portion of a Participant’s Account Value to other options under the Plan are permitted, as described in “Transfers” and “Potential Limits on Transfers.”

Restrictions Under Qualified Plans

Other restrictions on surrenders and withdrawals or with respect to the election, commencement or distribution of benefits may apply under qualified Contracts or under the terms of the Plans for which Contracts are issued.

Loans

A Participant under a Plan that permits loans may apply for a loan under the Contract prior to such Participant’s Annuity Commencement Date. A Participant must complete a loan application and assign Account Value equal to the loan amount as security for the loan. We will transfer Account Value from the Subaccounts and the Fixed Account on a pro rata basis to a loan account.

The minimum loan amount can be no more than $1,000. A Participant may borrow up to the lesser of 50% of the Account Value or $50,000 taking into account all outstanding loans to the Participant under all plans of the employer. If the Participant has taken a loan during the preceding twelve-month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve-month period over the outstanding current loan balance.

During the time that the loan is outstanding, the Participant’s loan account will earn interest at the rate in effect for the Plan at the time of loan initiation, but at least the minimum allowed by state law. The same amount of interest will be credited back to the Participant’s Account Value. Loan payments of principal and interest must be paid in level amortized payments at least quarterly. The payments reduce the outstanding loan account balance and are invested according to current Participant allocation instructions in the Fixed Account and/or the Subaccounts. The loan must be repaid within five years unless it is being used to purchase a principal residence for the Participant, in which case the loan must be repaid within 20 years or less.

The amounts and terms of a Participant loan may be subject to the restrictions imposed under Code Section 72(p), Title I of ERISA, and any applicable Plan. Loans that are not established or repaid in accordance with Code Section 72(p) are treated as taxable distributions, may be subject to penalty tax and may adversely affect the qualification of the Plan.

Delay of Payments

Contract proceeds from the Variable Account (for withdrawals, surrenders, transfers, loans, annuity payments, and death benefits) will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) when market trading is restricted or the SEC declares an emergency, and we cannot value Accumulation Units or the Portfolios cannot redeem shares; or (iii) when the SEC so orders to protect Contractowners or Participants.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a deposit and/or “freeze” or block your Contract or a Participant’s Account. If these laws apply in a particular situation, we would not be allowed to process any requests for surrenders, loans, or death benefits, make transfers, or continue making annuity payments. If a Contract or Account is frozen, the Contract or Account value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract and Participants to government agencies or departments.

Assignment

Assignment, Pledge or Transfer. You can assign, pledge, or transfer ownership of this Contract, but only if we have given you prior consent pursuant to a Written Notice and only if the assignment, pledge, or transfer complies with applicable state and federal law. Such transactions may have tax consequences. In general, qualified Contracts may not be assigned, pledged or transferred.

Commutation, Anticipation or Encumbrance. Any payments or benefits provided for by this Contract shall not be subject to commutation, anticipation, encumbrance, or alienation by any person, individual, or institution entitled to such payments or benefits unless it complies with applicable state or federal law and we have given you consent pursuant to a Written Notice prior to that transaction.

Seizure by Operation of Law. No payment or benefit provided by this Contract shall be seized, taken, appropriated, or applied by any legal or equitable process or operation of law to pay any debt or liability of any person entitled to such payments or benefits, except to the extent provided by applicable law and only if we have consented in a prior Written Notice.

Charges and Deductions

We do not deduct any charges from Deposits (except for any premium taxes charged in the Contractowner’s or Participant’s location). However, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the Contract, for administering and distributing the Contract, for any applicable taxes, and for assuming certain risks in connection with the Contract. These charges are described below.

Surrender Charge

We may deduct a Surrender Charge if the Contractowner or Participant:

(a) makes partial withdrawals; or

(b) surrenders the Contract or Certificate,

except that there is no Surrender Charge on “benefit withdrawals.”

Benefit withdrawals are:

(a) Participant-initiated withdrawals for purposes of financial hardship, termination of employment, retirement, disability, or death, each as defined by the Plan. Participant-initiated withdrawals also include the cash-out of the present value of a Participant’s Account Value if it is less than the amount specified in the Plan for payment without Participant consent.

(b) Participant-directed transfers of Account Value among Investment Options, if applicable;

(c) Loans to Participants, if applicable;

(d) Annuity purchases (i.e., continuing annuity payments); and

(e) Payments pursuant to a Qualified Domestic Relations Order (QDRO).

All other withdrawals, whether made by the Contractowner or a Participant, are “Contractowner withdrawals” and are subject to the Surrender Charge (and, if from the Fixed Amount, also subject to a Market Value Adjustment; see Appendix A.) Participant-initiated withdrawals or transfer requests directly or indirectly arising out of corporate acts such as spin-offs, divestitures, corporate relocations, layoffs, retirement incentive programs, partial or total Plan terminations, or the liberalization of Plan withdrawal or transfer rules, are all Contractowner withdrawals. Such payments are not treated as benefit withdrawals. In addition, a Surrender Charge may be assessed if we terminate the Contract.

The Surrender Charge is a percent of the amount withdrawn, based on the Contract Year (without respect to how long the Participant has been enrolled under the Contract or how many years have elapsed between the applicable Deposit and the withdrawal), as specified in the following table.

Contract Year	Surrender Charge Percentage
1	5%
2	4
3	3
4	2
5	1
6 or greater	0

We will deduct the Surrender Charge from the remaining Account Value, or from the amount paid if there is not enough value remaining. The Surrender Charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities. In no event will total Surrender Charges exceed 9% of a Participant’s Deposits.

The amounts we receive from the Surrender Charge may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the Insurance and Financial Services Fee, as described below).

Administration Fee

We deduct an annual Administration Fee of $25 from each Participant Account in quarterly installments of $6.25 to cover expenses for administering the Contract. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and Contract changes, providing reports to Contractowners and Participants, and overhead costs. The Administration Fee shall be deducted from each Participant Account by reducing the number of Accumulation Units credited to that Account during the accumulation period.

Each calendar quarter, we will deduct the Administration Fee from the Account Value maintained on behalf of each Participant proportionately from the Participant’s Investment Options. The full Administration Fee will be deducted upon withdrawal of the entire Participant Account Value.

If you choose to pay the Administration Fee directly, you must give us Written Notice of your election. We will bill you after the end of each calendar quarter for an amount equal to the Administration Fee times the number of Participants on whose behalf Account Values are maintained as of the last day of the calendar quarter plus the number of Participants that have withdrawn their entire Account Values within that calendar quarter. You must pay the charges within thirty-one (31) days after the date on the statement, or we will deduct them as provided above. However, if this automatic deduction of Fees occurs twice within any twenty-four (24) month period, we may begin deducting fees from the assets in your Investment Options.

Insurance and Financial Services Fees

The Insurance and Financial Services Fee will be deducted from the Variable Account assets on a daily basis. (This type of fee may also be referred to as a “mortality and expense risk charge”).

The amount of the Insurance and Financial Services Fee will be a percentage, from 1.70% to 2.00%, of the average daily net assets in the Variable Account attributable to this group Contract (reduced by the Asset Based Discount, if applicable, described below), and will depend on the Portfolio(s) to which a Participant allocates his or her Deposits. The fee will reflect whether and to what extent the funds or fund managers pay us for certain administrative services or otherwise provide revenue to Standard. The daily fee is the Annual Fee Rate divided by the number of days in the calendar year.

Portfolio	Annual Fee Rate
Alger American Small Capitalization Portfolio Class O	2.00%
AllianceBernstein VPS International Value Portfolio	1.90
American Century Income & Growth VP Class I	1.75
American Century Ultra VP Class I (Available only to Contracts that selected the Portfolio before October 16, 2006)	1.75
American Century Value VP Class I	1.75
American Century Vista VP Class I	1.75
Baron Capital Asset Fund Insurance Shares	1.70
BlackRock International Index Portfolio Class I	2.00
BlackRock Large Cap Growth VI Fund Class I	2.00
BlackRock Large Cap Value VI Fund Class I	2.00
Davis Value Portfolio VA	2.00
Delaware VIP Growth Opportunities Series	2.00
Delaware VIP Small Cap Value Series	2.00
Delaware VIP International Value Equity Series	2.00
Dreyfus Small Cap Stock Index Portfolio Service Shares	1.75
Dreyfus VIF International Equity Portfolio Service Shares	1.75
Federated Kaufmann Fund II VIP	1.75
Fidelity VIP Equity Income Initial Class	2.00
Fidelity VIP Mid Cap Stock Initial Class	2.00

Portfolio	Annual Fee Rate
Fidelity VIP Investment Grade Bond Initial Class	2.00
Franklin Rising Dividends Securities Class I	2.00
GE Investments U.S. Equity Fund VIT	2.00
GE Investments Premier Growth Equity VIT (Available only to Contracts that selected the Portfolio before October 16, 2006)	2.00
GE Investments Total Return VIT (Available only to Contracts that selected the Portfolio before May 1, 2006)	2.00
Goldman Sachs VIT Core US Equity (Available only to Contracts that selected the Portfolio before October 16, 2006)	1.80
Goldman Sachs VIT Capital Growth	1.80
Goldman Sachs VIT Mid Cap Value	1.80
Goldman Sachs VIT Structured Small Cap Equity	1.80
Neuberger Berman AMT Fasciano Portfolio S	1.75
Neuberger Berman AMT Regency Portfolio I	1.75
PIMCO VIT Total Return Administrative Shares	1.75
Royce Small-Cap Portfolio Share Class I	1.75
T. Rowe Price Equity Blue Chip Growth VIP	2.00
T. Rowe Price Equity Income VIP	2.00
Vanguard VIF Diversified Value	2.00
Vanguard VIF Equity Index	2.00
Vanguard VIF Capital Growth	2.00
Vanguard VIF Mid Cap Index	2.00
Vanguard VIF Small Company Growth	2.00
Vanguard VIF Balanced Portfolio	2.00
Vanguard VIF Total Bond Market Index	2.00
Vanguard VIF International	2.00
WM VT Equity Income Class 1	2.00
WM VT Mid Cap Stock Class 1	2.00
WM VT Income Class 1	2.00
WM VT Strategic Asset Management Balanced Portfolio Class 1	2.00
WM VT International Growth Class 1	2.00

This fee compensates us for financial services, record keeping, and distribution expenses. It also compensates us for assuming certain risks with respect to the Contracts. No Insurance and Financial Service Fee is deducted from the Fixed Account. We may realize a profit from this fee.

The Annual Fee Rate shown in the above table will be reduced by an Asset Based Discount shown in the table below. The applicable Asset Based Discount is based on the total assets in the Contract at the end of the prior business day.

Asset Balance Range (in Millions)	Annual Rate of Asset Based Discount
$0.0 – $2.5	0.00%
$2.5 – $5.0	0.16
$5.0 – $8.0	0.36
$8.0 – $12.0	0.41
$12.0 and up	0.46

The insurance risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all Annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the Contract. This assures you that neither the longevity of the

Annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the Annuitant will receive under the Contract. Our obligation therefore relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur to provide the financial services under this Contract.

Transfer Fee

We impose no transfer fee except any redemption fees imposed by the Portfolios. Information on the fee imposed by each Portfolio, if any, is available in the fund’s prospectus.

Distribution Fee

We impose a Distribution Fee equal to the lesser of $25 or 2% of the transaction amount on Participant-initiated withdrawals, annuity purchases and payments pursuant to a Qualified Domestic Relations Order.

Premium Taxes

We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a Deposit. We may also choose to deduct premium taxes when Account Value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Loan Fees

A one-time fee of up to $125 or an annual fee of $50 may be charged to set up a loan. The fee will be deducted from the Participant’s remaining Account Value at the time of the loan or annually.

Interest will be charged to the Participant at a rate established by the Plan at the time the loan is taken. The same amount of interest will be credited back to the Participant’s Account Value.

Qualified Domestic Relations Orders

If the Plan and we agree, we will impose a fee for the review and administration of a QDRO. The fee will be deducted from the Account Value of the affected Participant and/or the alternate payee and will equal $300.

Reduction in Charges for Certain Groups

We may reduce or waive the Insurance and Financial Services Fee, annual Administration Fee and Surrender Charge:

(a) when sale of the Contract may result in savings of sales or administrative expenses; or

(b) where the size and type of the group or level of Deposits may result in savings of administrative or insurance expenses.

We will not reduce or eliminate the Insurance and Financial Services Fee, quarterly Administration Fee, or Surrender Charges where such reduction or elimination will unfairly discriminate against any person.

Distribution of the Contracts

StanCorp Equities, Inc. (“StanCorp Equities”) 1100 S.W. Sixth Avenue, Portland, OR 97204 is the principal underwriter and the distributor of the Contracts. StanCorp Equities is an affiliate of Standard. StanCorp Equities may enter into written sales agreements with various broker-dealers to aid in the distribution of the Contracts. A commission plus bonus compensation may be paid to broker-dealers in connection with sales of the Contracts. Bonus compensation, if any, will be based on the amount of Deposits received.

The maximum commission, which could be paid to broker-dealers is 2% on the total Deposits received and 1% of assets each Contract year or an equivalent schedule. Broker-dealers, sales representatives and their managers may also be eligible for various cash benefits, such as bonuses, that we may provide jointly with StanCorp Equities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, broker-dealers or sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help sales representatives and/or their managers qualify for such benefits. Broker-dealers, sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to broker-dealers may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

Commissions and other incentives or payments described above are not charged directly to Participants or Contractowners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

Federal Tax Matters

The following discussion is general and is not intended as tax advice.

We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax-qualified basis (“nonqualified contract”) or as a qualified contract. Qualified contracts are designed for use with retirement plans entitled to special income tax treatment under the Code.

Qualified Contracts

The tax rules applicable to a qualified contract vary according to the type of Plan and the terms and conditions of the Plan. The following events may cause adverse tax consequences.

(a) contributions in excess of specified limits;

(b) distributions prior to age 59 1/2 (subject to certain exceptions);

(c) distributions that do not conform to specified commencement and minimum distribution rules; and

(d) other circumstances specified in the Code.

We make no attempt to provide more than general information about the use of the Contract with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified contract. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified contract comply with applicable law. If you are purchasing a contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the contract.

Corporate Pension and Profit Sharing Plans. Section 401(a) of the Code permits employers to establish retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the Plan, to the Participant or to both may result if this Contract is purchased by a Section 401(a) plan and later assigned or transferred to any individual.

Section 403(b) Plans. Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1/2, severance from employment, disability or financial hardship:

(a) elective contributions made in years beginning after December 31, 1988;

(b) earnings on those contributions; and

(c) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Deferred Compensation Plans. Section 457 of the Code provides for certain deferred compensation plans available with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. Under non-governmental plans, all amounts are subject to the claims of general creditors of the employer and, depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

Required Distributions. For qualified plans under Sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must begin by April 1 of the calendar year following the later of the calendar year in which the Plan Participant: (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the Participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Plan Participant reaches age 70 1/2.

Taxation of Annuities in General

The following discussion assumes that the Contract will qualify as an annuity contract for federal income tax purposes. Section 72 of the Code governs taxation of annuities in general.

Non-natural Person Owners. An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the Account Value over the Contractowner’s “investment in the contract” during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor. Any Contract (or Certificate) purchased in connection with a nonqualified deferred compensation plan, which typically have owners that are non-natural persons, generally will not qualify for one of these exceptions. Therefore, Contracts (and Certificates) purchased in connection with a nonqualified deferred compensation plan generally will not be entitled to any tax deferral on such Contract’s (or Certificate’s) inside build-up. Rather, annual increases in such a Contract’s (or Certificate’s) Account Value will be currently taxable as ordinary income.

In the case of nonqualified Contracts owned by non-natural persons (e.g., Contracts purchased in connection with a nonqualified deferred compensation plan, which typically have Contractowners that are non-natural persons), the Annuitant will be treated as the Contractowner for purposes of the required distributions under section 72(s) of the Code. Section 72(s) of the Code requires any nonqualified Contract to provide that (a) if any Contractowner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Contractowner’s death; and (b) if any Contractowner dies prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after the date of such Contractowner’s death or over the life of (or over a period not extending beyond the life expectancy of) that Beneficiary, provided that such distributions begin within one year of the Contractowner’s death.

The nonqualified Contracts contain provisions that are intended to comply with these Code requirements with regard to non-natural persons, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

A Contractowner who is a natural person generally is not taxed on any increase in the value of a Contract until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge or agreement to assign or pledge any portion of the Account Value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

The following discussion applies to annuity contracts owned by natural persons.

Withdrawals. In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the total account value. The “investment in the contract” generally equals the portion, if any, of Deposits paid with after-tax dollars (that is, Deposits that were not excluded from the individual’s gross income). For qualified policies, the “investment in the contract” can be zero. Special rules may apply to a withdrawal from a qualified Contract.

Generally, in the case of a partial withdrawal under a nonqualified Contract before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Account Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a nonqualified Contract, the amount received generally will be taxable to the extent it exceeds the “investment in the contract.”

Annuity Payments. Although the tax consequences may vary depending on the annuity payment method elected under the Contract, generally only the portion of the annuity payment that represents the amount by which the account value exceeds the “investment in the contract” will be taxed.

For fixed annuity payments, in general there is no tax on the portion of each annuity payment, which reflects the ratio that the “investment in the contract” bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all other cases, after the “investment in the contract” is recovered, the full amount of any additional annuity payments is taxable.

Penalty Tax. In the case of a distribution from a nonqualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

(a) made on or after the taxpayer attains age 59 1/2;

(b) made as a result of an owner’s death or attributable to the taxpayer’s disability; or

(c) received in substantially equal periodic payments as a life annuity.

Other tax penalties may apply to distributions from a qualified Contract.

Multiple Contracts. All nonqualified annuity contracts (e.g., all Certificates issued on a nonqualified basis) that are issued by us (or any of our affiliates) to the same owner during any calendar year shall be treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Taxable “eligible rollover distributions” from Section 401(a) plans, 403(a), 403(b), and certain 457 plans are subject to mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA.

Transfers and Assignments

A transfer or assignment of ownership of a Contract, or designation of an Annuitant or other Beneficiary who is not also the owner, may result in certain tax consequences to the Contractowner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Death Benefits

Amounts may be distributed from a Contract because of the death of a Participant or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

(a) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above; or

(b) if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

All Contracts

As noted above, the foregoing comments about the federal tax consequences under the Contract are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Contractowner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from the Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Changes in Taxation

The tax treatment of the Contract could change as a result of future legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change.) You should consult a tax advisor regarding such developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend this discussion as tax advice.

Historical Performance Data

We may advertise yields and total returns for the Subaccounts of the Variable Account. These figures are historical and are not intended to indicate future performance.

We calculate the total return of Subaccounts for Portfolios for various periods of time, including (a) one year; (b) five years; (c) ten years; and (d) the period starting when the Subaccount commenced operations.

The average annual total return is the annual compounded rate of return at which an initial investment of $1,000 would have grown to reach the redeemable value of that investment at the end of each of the various measurement periods. We may also disclose cumulative total returns and returns for various time periods. We may disclose performance figures that reflect the Surrender Charge, and also figures that assume the Contract is not surrendered and therefore do not reflect any Surrender Charge.

We may also disclose performance for periods beginning before the Subaccounts of the Variable Account commenced operations, based upon the actual performance of the underlying mutual fund portfolios adjusted to reflect the Contract’s and the Variable Account’s charges and deductions.

The Statement of Additional Information has more information about performance data calculations.

Voting Rights

To the extent required by law, we will vote shares of the Portfolios held by the Variable Account according to instructions received from persons having voting interests in those variable Subaccounts (generally the Contractowner). If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the Portfolios’ shares in our own right, we may elect to do so. The mutual funds generally do not hold regular annual shareholder meetings.

The number of votes that you may direct us to cast will be calculated separately for each variable Subaccount. We will determine that number by applying your percentage interest, if any, in a particular variable Subaccount to the total number of votes attributable to that variable Subaccount. Before the Annuity Commencement Date, you hold a voting interest in each variable Subaccount to which Account Value is allocated. In determining the number of votes, fractional shares will be recognized.

The number of votes for a Portfolio, which are available will be determined as of the record date established by each mutual fund. Voting instructions will be solicited by written communication in accordance with procedures established by the mutual funds.

Portfolio shares attributable to Contracts for which no timely instructions are received will be voted in proportion to the voting instructions, which are received with respect to all Contracts participating in the variable Subaccount. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a variable Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio of the mutual funds.

Legal Proceedings

In the normal course of business, our Company is involved in various legal actions and other state and federal proceedings. A number of actions or proceedings were pending as of December 31, 2005. In some instances, lawsuits include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or other compensatory damages. In the opinion of management, the ultimate liability, if any, arising from the actions or proceedings is not expected to have a material adverse effect on the Company’s business, financial position, results of operations or cash flows.

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Variable Account.

Financial Statements

Our financial statements and those of Separate Account C (as well as the Auditors’ Reports thereon) are in the Statement of Additional Information.

Statement of Additional Information

A Statement of Additional Information (SAI) is available, which contains more details concerning the subjects discussed in this prospectus. The SAI is incorporated by reference into this prospectus and is legally a part of this prospectus. It is available at no charge by calling the number on the cover page or writing to us. For your convenience, we have included a form for that purpose.

The following is the table of contents for the Statement of Additional Information:

TO:	Standard Insurance Company
Retirement Plans, P9A
P.O. Box 711
Portland, OR 97207

Please send me a Statement of Additional Information for The Standard Advisor Group Variable Annuity Contract.

Name

Address

Telephone ( ) -

Appendix A: The Fixed Account

The Fixed Account is a funding choice that guarantees that the amount available for Participant-initiated transactions will be the net Deposits accumulated at a specified rate of interest. Actions by the Contractowner could result in a Market Value Adjustment being imposed on Participants’ Account Values. Interests in the Fixed Account are not registered under the Securities Act of 1933, and it is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions or restrictions of these federal securities laws, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC.

The Fixed Account is a part of our general account, which includes all of our assets other than those in any separate account. The Fixed Account may not be available in all states.

The Contractowner or Participant determines the allocation of Account Value to the Fixed Account. Before the Annuity Commencement Date, you may transfer all or part of the Account Value in the Fixed Account to one or more of the variable Subaccounts. After the Annuity Commencement Date, transfers out of the Fixed Account are not allowed. (See “Transfers.”)

Transfers and withdrawals from the Fixed Account may be delayed for up to six months and/or may be subject to a Market Value Adjustment (see below).

Fixed Account Value

On any Business Day, a Participant’s Fixed Account value is equal to:

(a) the value of the Fixed Account on the previous Business Day; plus

(b) total interest credited on the value of the Fixed Account since the previous Business Day; plus

(c) the sum of all deposits (net of any applicable premium taxes) allocated to the Fixed Account since the previous Business Day; plus

(d) any amounts transferred into the Fixed Account since the previous Business Day; minus

(e) any amounts transferred out of the Fixed Account since the previous Business Day (including any transfer charge); minus

(f) the amount of any withdrawals (including withdrawal charges) allocated to the Fixed Account since the previous Business Day; minus

(g) the portion of any deduction for premium taxes allocated to the Fixed Account since the previous Business Day.

Interest Credits

The interest placement rate paid on transactions is announced in advance each month, reflecting Standard’s current investment expectations. At the end of each quarter, a single investment cell will be formed. The new cell will be the sum of new deposits, transfers to the Fixed Account, interest and the maturity amount of a prior cell, less disbursements from the Fixed Account. However, if the new cell amount would otherwise be negative, the new cell amount will be zero and the excess negative amount will be deducted from the oldest cell. The interest rate paid on the new cell will be the weighted average of the three monthly placement rates. The weighted average interest rate for each cell is guaranteed until the cell matures in five years or is used to pay benefits to participants, if earlier. All participants in the plan earn the same interest rate, which is a weighted average of the interest rates of all cells. Interest is accrued daily and compounded quarterly.

A-1

Market Value Adjustment

Prior to the maturity date, a Market Value Adjustment (“MVA”) will be charged on any Contractowner withdrawals from the Fixed Account or upon termination of this Investment Option or the Contract. Benefit withdrawals, described under Charges and Deductions, page 21, are not subject to an MVA. The amount of the MVA will be deducted from the gross amount to be disbursed. The MVA is defined as a market value factor times the Account Value to be withdrawn. The market value factor is the greater of zero or the following formula:

1 –	Current Bond Price
Par Value of Bond

Current Bond Price equals the price of a bond:

(a) issued with a maturity of 5 years;

(b) bearing interest at the weighted average of the declared interest rates in effect as of the termination date; and

(c) calculated to yield the Merrill Lynch U.S. Industrial Corporates BBB Rated Index for the month ending in which the notice of withdrawal is received.

The MVA will be limited to the amount of interest previously credited. The amount payable shall never be less than the minimum required under applicable state minimum nonforfeiture laws.

A-2

Appendix B: Termination

A group Contractowner may discontinue a group Contract at any time by giving Written Notice to Standard. The Written Notice must specify a date on which termination shall be effective. However, the date chosen for termination cannot be earlier than thirty (30) days after we receive your Written Notice at our Home Office, unless we agree otherwise.

We may terminate this Contract at any time after we send the group Contractowner Written Notice. We may terminate the Contract for reasonable cause, which may include any one of the following circumstances:

1. if we believe you are not abiding by state and federal law in connection with this Contract or the Plan;

2. if you have not rendered the performance necessary to comply with the terms of this Contract;

3. if the balance in all of your Investment Options has fallen below $100,000;

4. if the Internal Revenue Service disqualifies your Plan; or

5. if your Plan has not been adopted within a reasonable period of time.

Our Written Notice of termination to you shall specify an effective date. The date chosen shall be no sooner than 30 days after the date you receive Written Notice. We will allow you a reasonable period to remedy the reason for termination.

As of the date the Contract is discontinued, no additional Deposits will be accepted. We will continue to deduct fees until the balance in your Investment Options is zero.

You shall direct us, by Written Notice, how to dispose of your funds. You may receive either: (a) a single payment, or (b) a distribution of annuities or benefits, as agreed to by you and us. Any distribution of funds may be subject to a Market Value Adjustment, Administration Fees and a Surrender Charge.

Subject to applicable regulatory requirements, if a Contract is discontinued because it fails to qualify for special tax treatment under Code Section 401, 403, 414 or 457, the Account Value will be paid to the Contractowner or Participant, subject to the charges and restrictions applicable to a withdrawal of the entire Account Value. Participants will be given Written Notice.

In the event that Standard ceases to offer the Contract to new purchasers, we may also deactivate a Contract by prohibiting additional Deposits and/or the addition of new Participants under the Contract. Contractowners will be given at least 90 days’ notice of deactivation of the Contract.

Appendix C: Accumulation Unit Values Table

The following table includes accumulation unit values for each class of Contracts offered by means of this prospectus:

FUND	CLASS*	UNIT VALUE		UNITS OUTSTANDING
		Beginning Value**	12/31/2005	1/29/2005	12/31/2005
American Century Income & Growth VP	NA	NA	NA	0	0
American Century Ultra VP	G	30.26	32.21	0	3,036
American Century Value VP	NA	NA	NA	0	0
American Century Vista VP	B	28.14	30.45	0	279
	C	27.94	30.47	0	7,059
	D	28.90	30.40	0	642
	F	26.82	30.57	0	137
Baron Capital Asset Fund Insurance Shares	B	30.81	30.09	0	846
	E	29.76	30.05	0	43
	F	27.75	30.24	0	38
Davis Value Portfolio VA	B	31.48	32.84	0	7,788
	C	30.76	32.90	0	21
	E	32.17	32.80	0	79
	F	29.46	33.01	0	375
Delaware VIP Growth Opportunities Series	B	32.80	33.94	0	5,725
	G	36.05	40.06	0	5,048
Delaware VIP Small Cap Value Series	B	34.85	34.47	0	1,168
	E	33.96	34.42	0	12
	F	30.20	34.64	0	222
	G	38.12	40.50	0	1,655
Delaware VIP International Value Equity Series	A	35.33	36.84	0	69
	B	33.81	36.97	0	96
	C	33.12	37.00	0	5,459
	E	35.33	36.88	0	77
	F	32.53	37.12	0	1,465
	G	38.62	43.22	0	1,278
Dreyfus Small Cap Stock Index Service Shares	NA	NA	NA	0	0
Federated Kaufmann Fund II VIP	E	38.02	39.13	0	50
Fidelity VIP Equity Income	NA	NA	NA	0	0
Fidelity VIP Mid Cap Stock	A	27.80	29.70	0	258
	B	26.15	29.80	0	10,419
	C	25.85	29.83	0	8,427
	D	27.71	29.75	0	2,895
	F	24.50	29.93	0	704
Fidelity VIP Investment Grade Bond	C	38.25	38.31	0	211
Franklin Rising Dividends Securities	NA	NA	NA	0	0
GE Investments U.S. Equity Fund VIT	NA	NA	NA	0	0
GE Investments Premier Growth Equity VIT	B	40.62	41.26	0	7,231
	C	40.31	41.30	0	6,789
	D	40.34	41.19	0	1,126
	F	38.34	41.69	0	24
	G	45.09	47.03	0	399
GE Investments Total Return VIT	G	45.98	48.30	0	2,091
Goldman Sachs VIT Core US Equity	NA	NA	NA	0	0
Goldman Sachs VIT Capital Growth	B	44.74	45.02	0	200

FUND	CLASS*	UNIT VALUE		UNITS OUTSTANDING
		Beginning Value**	12/31/2005	1/29/2005	12/31/2005
Goldman Sachs VIT Mid Cap Value	B	48.11	50.77	0	1,992
	C	47.73	50.82	0	2,016
	D	48.66	50.69	0	305
	E	49.29	50.66	0	32
	F	44.52	50.99	0	923
	G	53.85	57.20	0	1,847
Goldman Sachs VIT Structured Small Cap Equity	G	50.11	54.74	0	22
Neuberger Berman AMT Fasciano Portfolio	G	50.24	53.31	0	806
Neuberger Berman AMT Regency Portfolio	B	52.52	53.18	0	400
	C	48.83	53.27	0	201
PIMCO VIT Total Return Administrative Shares	F	49.05	49.73	0	321
	G	55.48	55.31	0	86
T Rowe Price Equity Blue Chip Growth VIP	E	52.47	53.08	0	67
T Rowe Price Equity Income VIP	NA	NA	NA	0	0
Vanguard VIF Diversified Value	B	55.57	55.39	0	3,047
	C	53.85	55.49	0	212
	D	54.08	55.35	0	663
	E	54.45	55.31	0	31
	F	51.35	55.67	0	812
	G	60.03	61.70	0	742
Vanguard VIF Equity Index	A	52.50	54.84	0	134
	B	53.38	55.03	0	98
	C	52.96	55.08	0	4,420
	D	53.01	54.94	0	1,468
	G	57.86	61.15	0	4,794
Vanguard VIF Capital Growth	C	NA	NA	0	0
Vanguard VIF Mid Cap Index	B	60.91	62.52	0	74
	C	57.12	62.64	0	131
	E	60.15	62.44	0	52
	G	63.24	69.32	0	87
Vanguard VIF Small Company Growth	B	55.43	59.55	0	1,783
	C	54.68	59.60	0	1,959
	D	56.27	59.45	0	1,144
	G	60.76	65.87	0	455
Vanguard VIF Balanced Portfolio	A	58.52	60.15	0	82
	B	58.09	60.36	0	668
	C	57.59	60.41	0	275
	F	55.86	60.61	0	5,767
	G	63.09	66.66	0	544
Vanguard VIF Total Bond Market Index	NA	NA	NA	0	0
Vanguard VIF International	B	60.21	66.81	0	3,712
	C	57.04	66.93	0	258
	D	61.79	66.76	0	1,579
	G	62.76	73.76	0	231
WM VT Equity Income	B	64.87	67.13	0	248
	C	64.25	67.18	0	1,985
WM VT Mid Cap Stock	NA	NA	NA	0	0

FUND	CLASS*	UNIT VALUE		UNITS OUTSTANDING
		Beginning Value**	12/31/2005	1/29/2005	12/31/2005
WM VT Income	A	63.09	63.35	0	117
	B	63.19	63.51	0	906
	C	63.20	63.63	0	256
	D	62.55	63.47	0	917
	F	62.53	63.83	0	2,334
WM VT Strategic Asset Mgnt Balanced	D	66.30	68.53	0	356
WM VT International Growth	G	69.27	83.55	0	325

*	Different classes reflect unit values resulting from different levels of Insurance and Financial Services Fees based on different asset levels and other factors. “NA” signifies Subaccounts without invested assets at 12/31/05.
**	Value as of first deposit into fee class.

TheStandard®
Positively different.

Standard Insurance Company
1100 SW Sixth Avenue
Portland OR 97204
800.858.5420

www. standard.com

Group variable annuity and group annuity contracts issued by Standard Insurance Company are distributed by StanCorp Equities, Inc., member NASD/SIPC. Both companies are subsidiaries of StanCorp Financial Group, Inc.

RP-12490 (10/06)

Statement of Additional Information

for

The Standard Advisor

Group Variable Annuity Contract

Issued Through

Separate Account C

Offered by

Standard Insurance Company

This statement of additional information (“SAI”) should be read in conjunction with the prospectus of Separate Account C (the “Variable Account”) dated October 16, 2006. You may obtain a copy of Separate Account C’s prospectus on request and without charge. Please write Standard Insurance Company, Retirement Plans, P.O. Box 711, Portland, Oregon 97207 or call 1-800-262-7111.

The special terms used in this SAI are the ones defined in the prospectus.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus for your Contract and the underlying mutual funds.

The date of this Statement of Additional Information is October 16, 2006.

In order to supplement the description in the prospectus, the following provides additional information about Standard and the Contract, which may be of interest to a prospective purchaser.

Additional Contract Provisions

Your Responsibilities

Authority to Control And Manage. You (or person(s) you nominate) are the Plan Administrator who has the authority to control and manage the operation and administration of the Plan and Plan assets. We do not assume this responsibility.

Retain Legal, Tax, and Accounting Advice. You must obtain your own legal, tax, and accounting advice concerning your Plan.

Meeting Legal Deadlines. You are responsible for meeting all filing deadlines with the IRS and the Department of Labor. This also includes securing and maintaining the qualified status of your Plan, if applicable. We are not responsible for payment of any damages, fines or penalties for the acts or omissions of the Plan Administrator.

Non-Waiver

Our failure to enforce any provision of the Contract at any time shall not affect our right, by doctrine of waiver, estoppel, or otherwise, to enforce that provision or any other provision at any other time.

Data Supplied by You

You shall furnish any information that we may reasonably require in order to administer the Contract. We will be permitted to rely conclusively upon any statement by you or information you provide. All statements that you make will, in the absence of fraud, be deemed representations and not warranties.

Entire Contract

The Contract, the attached schedules and endorsements, and the Contract application, constitute the entire Contract between you, the Contractowner, and our company. We are responsible for performing only those duties, obligations, and responsibilities specifically described in the Contract.

Amendment

Description. You and our company may amend the Contract by mutual agreement. Such an amendment must be signed by your authorized representative and our president or one of our vice presidents.

The Contract may be amended without the consent of any employee, Participant, or Beneficiary of the Plan.

Authority to Sign. No other person has the authority to sign or amend the Contract, or waive any provision of the Contract on our behalf.

Modification

Modifications to Comply with Applicable Law. We may unilaterally modify any provision of the Contract without your consent in order to comply with applicable laws or regulations. However, we shall give you Written Notice of any such compliance changes.

Modifications We Propose. We may propose other modifications to the Contract, which will be effective no sooner than sixty (60) days after we have given you Written Notice. You may reject our proposed modification by giving us Written Notice before it becomes effective.

Incontestability

We will not contest the Contract after the issue date.

Nonparticipation

The Contract does not participate in our surplus earnings or profits. We will not pay dividends on the Contract.

Independent Auditors

The financial statements of Separate Account C and Standard Insurance Company appearing in this SAI and Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Books and Records

All accounts, books, records and other documents, which are required to be maintained for the Variable Account are maintained by Standard.

Distribution of the Contracts

StanCorp Equities, Inc. (“StanCorp Equities”), 1100 SW Sixth Ave., Portland, OR 97204 acts as principal underwriter and distributor for the Contracts. StanCorp Equities is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. StanCorp Equities is an affiliate of Standard.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but we reserve the right to discontinue the offering. Brokers who sell the Contracts are licensed by applicable state insurance authorities to sell the Contracts and are registered representatives of StanCorp Equities or broker-dealers having selling agreements with StanCorp Equities.

We may pay sales commissions to broker-dealers up to an amount equal to 2% of the deposits paid and 1% annually of the assets held under a Contract, or the equivalent. We expect the broker-dealers to compensate registered representatives in varying amounts from these commissions. We may pay other distribution expenses such as production incentive bonuses. These distribution expenses do not result in any additional charges against the Contracts other than those described in the Prospectus. There were no commissions paid in 2005. Incentive compensation for the sale of Contracts paid to StanCorp Equities employees in 2005 was $54,194.

Legal Matters

Marilyn R. Bishop, Assistant Vice President and Associate Counsel, Standard, has passed upon all matters relating to Oregon law pertaining to the Contracts, including the validity of the Contracts and Standard’s authority to issue the Contracts. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Calculation of Variable Account and Adjusted Historical Portfolio Performance Data

We may advertise and disclose historical performance data for the Subaccounts, including standard annual total returns and nonstandard measures of performance of the Subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Average Annual Total Returns

Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time.

When a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using Subaccount Accumulation Unit values that we calculate on each valuation day based on the performance of the Subaccount’s underlying Portfolio, the deductions for the Insurance and Financial Services Fee, and the deductions for the Administration Fee and the Distribution Fee. The calculation assumes that we deduct a quarterly Administration Fee of $6.25 at the end of each calendar quarter. For purposes of calculating average annual total return, we use an average per-dollar per-day quarterly Administration Fee attributable to the hypothetical subaccount for the period. The calculation also assumes total surrender of the Contract at the end of the period for the return quotation and will take into account the Surrender Charge applicable to the Contract that we assess on surrenders of Account Value.

We calculate the standard average annual total return by the following formula:

T	=	((ERV/P)1/n) - 1

Where:

T	=	the average annual total return net of Subaccount recurring charges.
ERV	=	the ending redeemable value (net of any applicable withdrawal charge) of the hypothetical subaccount at the end of the period.
P	=	a hypothetical initial payment of $1,000.
n	=	the number of years in the period.

Non-Standard Sub account Total Returns

Sales literature or advertisements may quote average annual total returns for the Subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges or Distribution Fees.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

CT	=	(ERV/P) - 1

Where:

CT	=	the cumulative total return net of Subaccount recurring charges for the period.
ERV	=	the ending redeemable value of the hypothetical investment at the end of the period.
P	=	a hypothetical single payment of $1,000.

Adjusted Historical Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the Portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historical Portfolio performance may include data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

Effect of the Quarterly Administration Charge on Performance Data

We deduct an annual Administration Fee of $25 in quarterly installments of $6.25 from the Fixed Account and the Subaccounts. We base it on the proportion that the value of each such account bears to the total Account Value. For purposes of reflecting the quarterly Administration Fee in total return quotations, we convert the quarterly Administration Fee into a per-dollar per-day charge based on the average Account Value in the Subaccount for all Contracts on the last day of the period for which quotations are provided. Then, we adjust the per-dollar per-day average charge to reflect the basis upon which we calculate the particular quotation.

Federal Tax Matters

General

The operations of the Variable Account form a part of, and are taxed with, the operations of Standard under the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Accumulation Unit values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Contract. Standard files as a life insurance company for federal income tax purposes, and under existing federal income tax law, believes that Variable Account investment income and realized net capital gains are not taxed to the extent they are retained as part of the reserves under the Contracts. Accordingly, Standard does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore it does not intend to make any provision for such taxes. However, if changes in our tax filing status, the federal tax laws or interpretations thereof result in Standard’s being taxed on income or gains attributable to the Variable Account, then Standard may impose a charge against the Variable Account in order to make provision for payment of such taxes.

Qualified Plans

The rules governing the tax treatment of contributions and distributions under qualified plans, as set forth in the Code and applicable rulings and regulations, are complex and subject to change. These rules also vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of Contracts with the various types of plans, based on Standard’s understanding of the current federal tax laws as interpreted by the Internal Revenue Service. Purchasers of Contracts and Plan Participants and Beneficiaries should consult counsel and other competent advisors as to the suitability of the Plan and the Contract to their specific needs, and as to applicable Code limitations and tax consequences. Participants under such plans, as well as Contractowners, Annuitants and Beneficiaries, should also be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract.

Following are brief descriptions of the various types of plans and of the use of contracts in connection therewith.

Public School Systems and Section 501(c)(3) Organizations (403(b) Plans) Payments made to purchase annuity contracts by public school systems or certain Section 501(c)(3) organizations for their employees are excludable from the gross income of the employee to the extent that aggregate payments for the employee do not exceed the over-all limits for excludable contributions of Section 415 of the code or the limit on elective contributions. Furthermore, the investment results of the fund or series credited to the account generally are not taxable until benefits are received either in the form of annuity payouts or in a single sum. Roth contributions, which may be offered by a 403(b) plan beginning January 1, 2006, are after-tax contributions from an employee’s compensation. Investment earnings are tax-deferred and distributions are tax-free if certain conditions are met.

If an employee’s individual account is surrendered, usually the full amount received would be includable in income for that year at ordinary rates.

Qualified Corporate Employee’s Pension and Profit-Sharing Trusts Payments made by a corporate employer and the increments on all payments for qualified corporate plans are not taxable as income to the employee until distributed. The employee may be required to include pre-tax amounts in gross income before distribution if the qualified plan or trust loses its qualification. Corporate plans qualified under Section 401(a) of the Code are subject to extensive rules, including limitations on maximum contributions or benefits.

Employees may make pre-tax salary deferrals to 401(k) plans and, if the plan permits, Roth after-tax contributions, subject to the limit on elective contributions and other limits.

Deferred Compensation (457) Plans Under Section 457 of the code, state and local governments and tax-exempt organizations may establish deferred compensation plans for employees and independent contractors (participants).

Plans of state or local governments must hold all assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries. The amounts deferred under such plans are taxable to the Participant when distributed. The maximum deferral is $15,000 in 2006, and indexed thereafter. Additional amounts may be deferred by participants who have attained age 50 or are within three years of retirement.

While Participants in 457 plans of tax exempt organizations may be permitted to specify the form of investment in which their plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of its creditors. The amounts deferred under such a plan are taxable as income to the participant when distributed or otherwise made available to the participant or beneficiary. The maximum amount that can be deferred is $15,000 in 2006, and indexed thereafter. Additional amounts may be deferred in the last three years before retirement.

Tax on Distributions from Qualified Contracts

The following rules generally apply to distributions from Contracts purchased in connection with the plans discussed previously, other than deferred compensation plans.

The portion, if any, of any contribution under a contract made by or on behalf of an individual which is not excluded from the employee’s gross income (generally, the employee’s own nondeductible contributions) constitutes the investment in the Contract. If a distribution is made in the form of annuity payouts, the employee’s investment in the Contract (adjusted for certain refund provisions) divided by the life expectancy (or other period for which annuity payouts are expected to be made) constitutes a tax-free return of capital each year. The dollar amount of annuity payouts received in any year in excess of such return is taxable as ordinary income. All distributions will be fully taxable once the employee is deemed to have recovered the dollar amount of the investment in the Contract.

The amount by which the payment exceeds the investment in the contract (adjusted for any prior withdrawal) allocated to that payment, if any, will be taxed as ordinary income in the year of receipt. Rules generally provide that all distributions which are not received as an annuity will be taxed as a pro rata distribution of taxable and nontaxable amounts (rather than as a distribution first of nontaxable amounts).

Taxable distributions from qualified plans and 403(b) plans will be subject to a 10% penalty tax if made before age 59 1/2 unless certain other exceptions apply. Failure to meet certain minimum distribution requirements for the above plans, as well as for 457 plans, will result in a 50% excise tax. Various other adverse tax consequences may also be potentially applicable in certain circumstances to these types of plans.

Upon an employee’s death, the taxation of benefits payable to the beneficiary generally follows these same principles, subject to a variety of special rules.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a nonqualified variable annuity contract must satisfy certain diversification requirements in order to be treated as an annuity contract for federal tax purposes. It is intended that the Contracts and their Certificates will satisfy these diversification requirements.

Owner Control

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contracts (and their Certificates), such as the flexibility of a Contractowner (or Participant) to allocate premium payments and transfer amounts among the investment divisions of the Variable Account, have not been explicitly addressed in published rulings. While we believe that the Contracts (and Certificates) do not give Contractowners or Participants investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contractowner (or Participant) from being treated as the owner of the Variable Account assets supporting their Contract (or Certificate).

Other Considerations

It should be understood that the foregoing comments about the federal tax consequences under these contracts are not exhaustive and that special rules are provided with respect to other tax situations not discussed herein. Further, the foregoing discussion does not address any applicable state, local or foreign tax laws. Finally, in recent years numerous changes have been made in the federal income tax treatment of contracts and retirement plans, which are not fully discussed above. Before an investment is made in the Contract, a competent tax advisor should be consulted.

Addition, Deletion or Substitution of Investments

We cannot and do not guarantee that any of the Subaccounts will always be available for deposits, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes in the Variable Account and its investments. We reserve the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another portfolio of the underlying mutual funds, or of another registered open-end management investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in our judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Participant’s interest in a Subaccount will not be made without prior notice to you and the Participant and the SEC’s prior approval. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity contracts, or from effecting an exchange between series or classes of variable annuity contracts on the basis of your requests.

We may establish new Subaccounts when, in our sole discretion, marketing, tax, investment or other conditions warrant. We may make any new Subaccounts available to existing Contractowners or Participants on a basis we determine. Each additional Subaccount will purchase shares in a Portfolio or other investment vehicle. We may also eliminate one or more Subaccounts, if in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event we eliminate any Subaccount, we will notify you and request a reallocation of the amounts invested in the eliminated Subaccount.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if we deem it to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required, or (iii) combined with one or more other variable accounts. To the extent permitted by applicable law, we may also transfer the assets of the Variable Account associated with the Contracts to another account or accounts.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The financial statements of Separate Account C and Standard Insurance Company appear on the following pages.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Standard Insurance Company

Portland, Oregon

We have audited the accompanying statement of assets and liabilities of Standard Insurance Company Separate Account C (the “Separate Account”) (comprised of American Century Ultra VP Class I, American Century VP Vista Class I, Baron Capital Asset Fund Insurance Shares, Baron Capital Asset Fund Insurance Shares, Davis Value Portfolio VA, Delaware VIP Growth Opportunities Series, Delaware VIP International Value Equity Series, Delaware VIP Small Cap Value Series, Federated Kaufmann Fund II VIP, Fidelity VIP Investment Grade Bond Initial Class, Fidelity VIP Mid Cap Stock Initial Class, GE Investments Premier Growth Equity VIT, GE Investments Total Return VIT, Goldman Sachs VIT Capital Growth , Goldman Sachs VIT Core Small Cap Equity, Goldman Sachs VIT Mid Cap Value, Neuber Berman AMT Fasciano Portfolio S, Neuber Berman AMT Regency Portfolio I, Pimco VIT Total Return Administration, T Rowe Price Blue Chip Growth VIP, Vanguard VIF Balanced Portfolio, Vanguard VIF Diversified Value , Vanguard VIF Equity Index, Vanguard VIF International, Vanguard VIF Mid Cap Index, Vanguard VIF Money Market Portfolio, Vanguard VIF Small Company Growth, WM VT Equity Income Class I, WM VT Income Fund Class I, WM VT International Growth Class I, WM VT Strategic Asset Management Balanced Portfolio Class I, collectively, the “Variable Accounts”) as of December 31, 2005, and the related statements of operation and statement of changes in net assets for the year then ended. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2005, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Portland, Oregon

April 27, 2006

/S/ DELOITTE & TOUCHE LLP
Deloitte & Touche LLP

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

Statements of Assets and Liabilities

December 31, 2005

	AMERICAN CENTURY ULTRA VP CLASS I	AMERICAN CENTURY VISTA VP CLASS I	BARON CAPITAL ASSET FUND INSURANCE SHARES	DAVIS VALUE PORTFOLIO VA	DELAWARE VIP GROWTH OPPORTUNITIES SERIES	DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES	DELAWARE VIP SMALL CAP VALUE SERIES	FEDERATED KAUFMANN FUND II VIP	FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS	FIDELITY VIP MID CAP STOCK INITIAL CLASS
Assets
Investments at market value	$97,788	$247,009	$27,736	$271,455	$396,519	$320,535	$115,403	$1,969	$8,093	$676,525

Total assets	$97,788	$247,009	$27,736	$271,455	$396,519	$320,535	$115,403	$1,969	$8,093	$676,525

Net assets	$97,788	$247,009	$27,736	$271,455	$396,519	$320,535	$115,403	$1,969	$8,093	$676,525

Total net assets
Number of units outstanding	9,421	17,047	992	21,257	22,301	15,728	3,743	136	634	19,269
Unit value	$10.38	$14.49	$27.96	$12.77	$17.78	$20.38	$30.83	$14.52	$12.76	$35.11

Net assets	$97,788	$247,009	$27,736	$271,455	$396,519	$320,535	$115,403	$1,969	$8,093	$676,525

See Notes to Financial Statements

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

Statements of Assets and Liabilities

December 31, 2005

	GE INVESTMENTS PREMIER GROWTH EQUITY VIT	GE INVESTMENTS TOTAL RETURN VIT	GOLDMAN SACHS VIT CAPITAL GROWTH	GOLDMAN SACHS VIT CORE SMALL CAP EQUITY	GOLDMAN SACHS VIT MID CAP VALUE	NEUBER BERMAN AMT FASCIANO PORTFOLIO S	NEUBER BERMAN AMT REGENCY PORTFOLIO I	PIMCO VIT TOTAL RETURN ADMINISTRATION	T ROWE PRICE BLUE CHIP GROWTH VIP	VANGUARD VIF BALANCED PORTFOLIO
Assets
Investments at market value	$644,561	$100,982	$9,016	$1,204	$372,947	$42,974	$31,842	$20,615	$3,540	$447,601

Total assets	$644,561	$100,982	$9,016	$1,204	$372,947	$42,974	$31,842	$20,615	$3,540	$447,601

Net assets	$644,561	$100,982	$9,016	$1,204	$372,947	$42,974	$31,842	$20,615	$3,540	$447,601

Total net assets
Number of units outstanding	8,520	6,296	844	86	24,015	3,035	2,054	2,013	368	23,508
Unit value	$75.65	$16.04	$10.68	$13.93	$15.53	$14.16	$15.50	$10.24	$9.62	$19.04

Net assets	$644,561	$100,982	$9,016	$1,204	$372,947	$42,974	$31,842	$20,615	$3,540	$447,601

See Notes to Financial Statements

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

Statements of Assets and Liabilities

December 31, 2005

	VANGUARD VIF DIVERSIFIED VALUE	VANGUARD VIF EQUITY INDEX	VANGUARD VIF INTERNATIONAL	VANGUARD VIF MID CAP INDEX	VANGUARD VIF MONEY MARKET PORTFOLIO	VANGUARD VIF SMALL COMPANY GROWTH	WM VT EQUITY INCOME CLASS I	WM VT INCOME FUND CLASS I	WM VT INTERNATIONAL GROWTH CLASS I	WM VT STRATEGIC ASSET MANAGEMENT BALANCED PORTFOLIO CLASS I
Assets
Investments at market value	$309,795	$629,984	$387,734	$21,945	$552,105	$320,814	$149,966	$288,105	$27,115	$24,421

Total assets	$309,795	$629,984	$387,734	$21,945	$552,105	$320,814	$149,966	$288,105	$27,115	$24,421

Net assets	$309,795	$629,984	$387,734	$21,945	$552,105	$320,814	$149,966	$288,105	$27,115	$24,421

Total net assets
Number of units outstanding	21,558	22,604	22,322	1,196	552,105	16,360	8,501	26,951	1,832	1,461
Unit value	$14.37	$27.87	$17.37	$18.35	$1.00	$19.61	$17.64	$10.69	$14.80	$16.72

Net assets	$309,795	$629,984	$387,734	$21,945	$552,105	$320,814	$149,966	$288,105	$27,115	$24,421

See Notes to Financial Statements

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

Statements of Operations

For the Year Ended December 31, 2005

	AMERICAN CENTURY ULTRA VP CLASS I	AMERICAN CENTURY VISTA VP CLASS I	BARON CAPITAL ASSET FUND INSURANCE SHARES	DAVIS VALUE PORTFOLIO VA	DELAWARE VIP GROWTH OPPORTUNITIES SERIES	DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES	DELAWARE VIP SMALL CAP VALUE SERIES	FEDERATED KAUFMANN FUND II VIP	FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS	FIDELITY VIP MID CAP STOCK INITIAL CLASS
Investment income
Dividends	$—	$—	$—	$2,590	$—	$—	$—	$—	$—	$—

Total income	—	—	—	2,590	—	—	—	—	—	—

Expenses
Insurance and financial services fee	—	942	99	1,315	951	1,275	233	—	41	3,003

Total expenses	—	942	99	1,315	951	1,275	233	—	41	3,003

Net investment income (loss)	$—	$(942)	$(99)	$1,275	$(951)	$(1,275)	$(233)	$—	$(41)	$(3,003)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	$12	$166	$—	$237	$787	$905	$967	$—	$—	$3,550
Net unrealized appreciation (depreciation) on investments	4,560	20,276	130	12,268	28,783	31,314	4,464	7	14	60,068

Net gain (loss) on investments	$4,572	$20,442	$130	$12,505	$29,570	$32,219	$5,431	$7	$14	$63,618

Net increase (decrease) in net assets resulting from operations	$4,572	$19,500	$31	$13,780	$28,619	$30,944	$5,198	$7	$(27)	$60,615

See Notes to Financial Statements

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

Statements of Operations

For the Year Ended December 31, 2005

	GE INVESTMENTS PREMIER GROWTH EQUITY VIT	GE INVESTMENTS TOTAL RETURN VIT	GOLDMAN SACHS VIT CAPITAL GROWTH	GOLDMAN SACHS VIT CORE SMALL CAP EQUITY	GOLDMAN SACHS VIT MID CAP VALUE	NEUBER BERMAN AMT FASCIANO PORTFOLIO S	NEUBER BERMAN AMT REGENCY PORTFOLIO I	PIMCO VIT TOTAL RETURN ADMINISTRATION	T ROWE PRICE BLUE CHIP GROWTH VIP	VANGUARD VIF BALANCED PORTFOLIO
Investment income
Dividends	$2,293	$3,151	$13	$100	$36,287	$201	$1,773	$787	$2	$—

Total income	2,293	3,151	13	100	36,287	201	1,773	787	2	—

Expenses
Insurance and financial services fee	3,027	—	38	—	1,003	—	128	43	1	1,644

Total expenses	3,027	—	38	—	1,003	—	128	43	1	1,644

Net investment income (loss)	$(734)	$3,151	$(25)	$100	$35,284	$201	$1,645	$744	$1	$(1,644)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	$31	$—	$—	$—	$711	$—	$—	$(82)	$—	$2,693
Net unrealized appreciation (depreciation) on investments	8,005	1,539	161	(66)	(18,300)	2,126	(298)	(729)	(48)	22,280

Net gain (loss) on investments	$8,036	$1,539	$161	$(66)	$(17,589)	$2,126	$(298)	$(811)	$(48)	$24,973

Net increase (decrease) in net assets resulting from operations	$7,302	$4,690	$136	$34	$17,695	$2,327	$1,347	$(67)	$(47)	$23,329

See Notes to Financial Statements

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

Statements of Operations

For the Year Ended December 31, 2005

	VANGUARD VIF DIVERSIFIED VALUE	VANGUARD VIF EQUITY INDEX	VANGUARD VIF INTERNATIONAL	VANGUARD VIF MID CAP INDEX	VANGUARD VIF MONEY MARKET PORTFOLIO	VANGUARD VIF SMALL COMPANY GROWTH	WM VT EQUITY INCOME CLASS I	WM VT INCOME FUND CLASS I	WM VT INTERNATIONAL GROWTH CLASS I	WM VT STRATEGIC ASSET MANAGEMENT BALANCED PORTFOLIO CLASS I
Investment income
Dividends	$—	$—	$—	$—	$6,374	$—	$—	$1,201	$—	$—

Total income	—	—	—	—	6,374	—	—	1,201	—	—

Expenses
Insurance and financial services fee	2,239	1,422	1,389	70	1,769	1,194	771	599	—	33

Total expenses	2,239	1,422	1,389	70	1,769	1,194	771	599	—	33

Net investment income (loss)	$(2,239)	$(1,422)	$(1,389)	$(70)	$4,605	$(1,194)	$(771)	$602	$—	$(33)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	$16,469	$1,487	$687	$136	$—	$183	$—	$(1,261)	$195	$4
Net unrealized appreciation (depreciation) on investments	4,689	26,750	34,774	1,342	—	16,325	6,889	3,705	4,419	605

Net gain (loss) on investments	$21,158	$28,237	$35,461	$1,478	$—	$16,508	$6,889	$2,444	$4,614	$609

Net increase (decrease) in net assets resulting from operations	$18,919	$26,815	$34,072	$1,408	$4,605	$15,314	$6,118	$3,046	$4,614	$576

See Notes to Financial Statements

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

Statements of Change in Net Assets

For the Year Ended December 31, 2005

	AMERICAN CENTURY ULTRA VP CLASS I	AMERICAN CENTURY VISTA VP CLASS I	BARON CAPITAL ASSET FUND INSURANCE SHARES	DAVIS VALUE PORTFOLIO VA	DELAWARE VIP GROWTH OPPORTUNITIES SERIES	DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES	DELAWARE VIP SMALL CAP VALUE SERIES	FEDERATED KAUFMANN FUND II VIP	FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS	FIDELITY VIP MID CAP STOCK INITIAL CLASS
Operations
Net investment income (loss)	$—	$(942)	$(99)	$1,275	$(951)	$(1,275)	$(233)	$—	$(41)	$(3,003)
Net realized gain (loss) on investments	12	166	—	237	787	905	967	—	—	3,550
Net unrealized appreciation (depreciation) on investments	4,560	20,276	130	12,268	28,783	31,314	4,464	7	14	60,068

Net increase (decrease) in net assets resulting from operations	4,572	19,500	31	13,780	28,619	30,944	5,198	7	(27)	60,615

Contract transactions
Premiums & considerations	50,034	36,371	3,909	23,410	195,272	85,808	95,194	1,962	912	73,063
Net transfers including fixed account	43,184	192,583	23,935	237,214	172,914	214,288	15,018	—	7,206	574,689
Annuity benefits	(6)	(1,129)	—	(2,969)	(294)	(10,542)	—	—	—	(31,883)
Other transfers	4	(316)	(139)	20	8	37	(7)	—	2	41

Net increase (decrease) in net assets from contract transactions	93,216	227,509	27,705	257,675	367,900	289,591	110,205	1,962	8,120	615,910

Total increase (decrease) in net assets	97,788	247,009	27,736	271,455	396,519	320,535	115,403	1,969	8,093	676,525

Net assets
Beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
End of period	$97,788	$247,009	$27,736	$271,455	$396,519	$320,535	$115,403	$1,969	$8,093	$676,525

See Notes to Financial Statements

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

Statements of Change in Net Assets

For the Year Ended December 31, 2005

	GE INVESTMENTS PREMIER GROWTH EQUITY VIT	GE INVESTMENTS TOTAL RETURN VIT	GOLDMAN SACHS VIT CAPITAL GROWTH	GOLDMAN SACHS VIT CORE SMALL CAP EQUITY	GOLDMAN SACHS VIT MID CAP VALUE	NEUBER BERMAN AMT FASCIANO PORTFOLIO S	NEUBER BERMAN AMT REGENCY PORTFOLIO I	PIMCO VIT TOTAL RETURN ADMINISTRATION	T ROWE PRICE BLUE CHIP GROWTH VIP	VANGUARD VIF BALANCED PORTFOLIO
Operations
Net investment income (loss)	$(734)	$3,151	$(25)	$100	$35,284	$201	$1,645	$744	$1	$(1,644)
Net realized gain (loss) on investments	31	—	—	—	711	—	—	(82)	—	2,693
Net unrealized appreciation (depreciation) on investments	8,005	1,539	161	(66)	(18,300)	2,126	(298)	(729)	(48)	22,280

Net increase (decrease) in net assets resulting from operations	7,302	4,690	136	34	17,695	2,327	1,347	(67)	(47)	23,329

Contract transactions
Premiums & considerations	90,925	96,292	572	1,170	145,876	40,647	3,165	5,435	3,586	87,772
Net transfers including fixed account	544,907	—	8,307	—	210,410	—	27,452	18,847	—	356,713
Annuity benefits	1,478	—	—	—	(664)	—	—	(3,510)	—	(20,231)
Other transfers	(51)	—	1	—	(370)	—	(122)	(90)	1	18

Net increase (decrease) in net assets from contract transactions	637,259	96,292	8,880	1,170	355,252	40,647	30,495	20,682	3,587	424,272

Total increase (decrease) in net assets	644,561	100,982	9,016	1,204	372,947	42,974	31,842	20,615	3,540	447,601

Net assets
Beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
End of period	$644,561	$100,982	$9,016	$1,204	$372,947	$42,974	$31,842	$20,615	$3,540	$447,601

See Notes to Financial Statements

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

Statements of Change in Net Assets

For the Year Ended December 31, 2005

	VANGUARD VIF DIVERSIFIED VALUE	VANGUARD VIF EQUITY INDEX	VANGUARD VIF INTERNATIONAL	VANGUARD VIF MID CAP INDEX	VANGUARD VIF MONEY MARKET PORTFOLIO	VANGUARD VIF SMALL COMPANY GROWTH	WM VT EQUITY INCOME CLASS I	WM VT INCOME FUND CLASS I	WM VT INTERNATIONAL GROWTH CLASS I	WM VT STRATEGIC ASSET MANAGEMENT BALANCED PORTFOLIO CLASS I
Operations
Net investment income (loss)	$(2,239)	$(1,422)	$(1,389)	$(70)	$4,605	$(1,194)	$(771)	$602	$—	$(33)
Net realized gain (loss) on investments	16,469	1,487	687	136	—	183	—	(1,261)	195	4
Net unrealized appreciation (depreciation) on investments	4,689	26,750	34,774	1,342	—	16,325	6,889	3,705	4,419	605

Net increase (decrease) in net assets resulting from operations	18,919	26,815	34,072	1,408	4,605	15,314	6,118	3,046	4,614	576

Contract transactions
Premiums & considerations	38,727	270,736	27,949	11,885	7,709,013	58,645	23,406	10,829	23,783	945
Net transfers including fixed account	250,154	358,122	324,553	10,543	(7,161,518)	249,977	120,548	301,788	(1,276)	22,969
Annuity benefits	2,104	(25,701)	1,213	(1,673)	—	(3,088)	(83)	(27,297)	—	(71)
Other transfers	(109)	12	(53)	(218)	5	(34)	(23)	(261)	(6)	2

Net increase (decrease) in net assets from contract transactions	290,876	603,169	353,662	20,537	547,500	305,500	143,848	285,059	22,501	23,845

Total increase (decrease) in net assets	309,795	629,984	387,734	21,945	552,105	320,814	149,966	288,105	27,115	24,421

Net assets
Beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
End of period	$309,795	$629,984	$387,734	$21,945	$552,105	$320,814	$149,966	$288,105	$27,115	$24,421

See Notes to Financial Statements

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Standard Insurance Company Separate Account C (“Separate Account C”), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established as an insurance company separate account by Standard Insurance Company (“Standard”) on August 2, 1999 and exists in accordance with the regulations of the Oregon Insurance Department. Separate Account C is a funding vehicle for group variable annuity contracts. Separate Account C invests all of its investible assets in shares of American Century Ultra VP Class I, American Century Vista VP Class I, Baron Capital Asset Fund Insurance Shares, Davis Value Portfolio VA, Delaware VIP Growth Opportunities Series, Delaware VIP International Value Equity Series, Delaware VIP Small Cap Value Series, Federated Kaufmann Fund II VIP, Fidelity VIP Investment Grade Bond Initial Class, Fidelity VIP Mid Cap Stock Initial Class, GE Investments Premier Growth Equity VIT, GE Investments Total Return VIT, Goldman Sachs VIT Capital Growth, Goldman Sachs VIT Core Small Cap Equity, Goldman Sachs VIT Mid Cap Value, Neuberger Berman AMT Fasciano Portfolio S, Neuberger Berman AMT Regency Portfolio I, PIMCO VIT Total Return Administrative Shares, T. Rowe Price Blue Chip Growth VIP, Vanguard VIF Balanced Portfolio, Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF International, Vanguard VIF Mid Cap Index, Vanguard VIF Money Market Portfolio, Vanguard VIF Small Company Growth, WM VT Equity Income Class I, WM VT Income Fund Class I, WM VT International Growth Class I, WM VT Strategic Asset Management Balanced Portfolio Class I. The funds collectively are referred to as the “Funds.”

Under applicable insurance law, the assets and liabilities of Separate Account C are clearly identified and distinguished from Standard’s other assets and liabilities. The portion of Separate Account C’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Standard may conduct.

2. Significant Accounting Policies

Investment Valuation – Investments are valued at the reported net asset values of the respective portfolios, which value their investment securities at fair value. The net assets of the subaccount of the Separate Account C reflect the investment management fees incurred by the Funds. Transactions with the Funds are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized Gains and Losses – Realized gains and losses on the sales of investments include gains and losses on redemptions of the Funds’ shares (determined on the first-in-first-out (FIFO) basis) and capital gain distributions from the Fund.

Dividend Income and Capital Gain Distributions – Dividend income and capital gain distributions are recorded on the ex-distribution date. Distributions are from net investment income and net realized gains recorded in the underlying investment company’s financials.

Federal Income Taxes – The operations of Separate Account C are included in the federal income tax return of Standard, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, Standard does not expect to incur federal income taxes on the earnings of Separate Account C to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account C for federal income taxes. Standard will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (Continued)

Uses of Estimates – The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

3. Investments

The investments by the respective subaccounts at December 31, 2005, were as follows:

	2005
	Shares	Cost	Market Value
AMERICAN CENTURY ULTRA VP CLASS I	9,421	$93,228	$97,788
AMERICAN CENTURY VISTA VP CLASS I	17,047	226,733	247,009
BARON CAPITAL ASSET FUND INSURANCE SHARES	992	27,606	27,736
DAVIS VALUE PORTFOLIO VA	21,257	259,187	271,455
DELAWARE VIP GROWTH OPPORTUNITIES SERIES	22,301	367,736	396,519
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES	15,728	289,221	320,535
DELAWARE VIP SMALL CAP VALUE SERIES	3,743	110,939	115,403
FEDERATED KAUFMANN FUND II VIP	136	1,961	1,969
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS	634	8,079	8,093
FIDELITY VIP MID CAP STOCK INITIAL CLASS	19,269	616,457	676,525
GE INVESTMENTS PREMIER GROWTH EQUITY VIT	8,520	636,556	644,561
GE INVESTMENTS TOTAL RETURN VIT	6,296	99,443	100,982
GOLDMAN SACHS VIT CAPITAL GROWTH	844	8,855	9,016
GOLDMAN SACHS VIT CORE SMALL CAP EQUITY	86	1,269	1,204
GOLDMAN SACHS VIT MID CAP VALUE	24,015	391,248	372,947
NEUBER BERMAN AMT FASCIANO PORTFOLIO S	3,035	40,849	42,974
NEUBER BERMAN AMT REGENCY PORTFOLIO I	2,054	32,140	31,842
PIMCO VIT TOTAL RETURN ADMINISTRATION	2,013	21,345	20,615
T ROWE PRICE BLUE CHIP GROWTH VIP	368	3,588	3,540
VANGUARD VIF BALANCED PORTFOLIO	23,508	425,320	447,601
VANGUARD VIF DIVERSIFIED VALUE	21,558	305,105	309,795
VANGUARD VIF EQUITY INDEX	22,604	603,234	629,984
VANGUARD VIF INTERNATIONAL	22,322	352,960	387,734
VANGUARD VIF MID CAP INDEX	1,196	20,603	21,945
VANGUARD VIF MONEY MARKET PORTFOLIO	552,105	552,105	552,105
VANGUARD VIF SMALL COMPANY GROWTH	16,360	304,490	320,814
WM VT EQUITY INCOME CLASS I	8,501	143,077	149,966
WM VT INCOME FUND CLASS I	26,951	284,400	288,105
WM VT INTERNATIONAL GROWTH CLASS I	1,832	22,696	27,115
WM VT STRATEGIC ASSET MANAGEMENT BALANCED PORTFOLIO CLASS I	1,461	23,816	24,421

	856,157	$6,274,246	$6,550,298

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Changes in Units Outstanding

The transactions in units outstanding for the year ended December 31, 2005, were as follows:

	AMERICAN CENTURY ULTRA VP CLASS I	AMERICAN CENTURY VISTA VP CLASS I	BARON CAPITAL ASSET FUND INSURANCE SHARES	DAVIS VALUE PORTFOLIO VA	DELAWARE VIP GROWTH OPPORTUNITIES SERIES
Shares purchased	9,828	17,198	992	21,511	24,203
Shares received from investment of dividends	—	—	—	202	—

Total shares acquired	9,828	17,198	992	21,713	24,203
Shares redeemed	(407)	(151)	—	(456)	(1,902)

Net increase (decrease) in shares owned	9,421	17,047	992	21,257	22,301
Shares owned, beginning of period	—	—	—	—	—

Shares owned, end of period	9,421	17,047	992	21,257	22,301

Cost of shares acquired	$97,204	$228,738	$27,606	$264,572	$398,632

Cost of shares redeemed	$3,976	$2,005	$—	$5,385	$30,896

	DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES	DELAWARE VIP SMALL CAP VALUE SERIES	FEDERATED KAUFMANN FUND II VIP	FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS	FIDELITY VIP MID CAP STOCK INITIAL CLASS
Shares purchased	16,326	4,800	136	634	20,259
Shares received from investment of dividends	—	—	—	—	—

Total shares acquired	16,326	4,800	136	634	20,259
Shares redeemed	(598)	(1,057)	—	—	(990)

Net increase (decrease) in shares owned	15,728	3,743	136	634	19,269
Shares owned, beginning of period	—	—	—	—	—

Shares owned, end of period	15,728	3,743	136	634	19,269

Cost of shares acquired	$300,091	$141,624	$1,961	$8,079	$646,390

Cost of shares redeemed	$10,870	$30,685	$—	$—	$29,932

	GE INVESTMENTS PREMIER GROWTH EQUITY VIT	GE INVESTMENTS TOTAL RETURN VIT	GOLDMAN SACHS VIT CAPITAL GROWTH	GOLDMAN SACHS VIT CORE SMALL CAP EQUITY	GOLDMAN SACHS VIT MID CAP VALUE
Shares purchased	8,511	6,100	843	79	22,657
Shares received from investment of dividends	30	196	1	7	2,349

Total shares acquired	8,541	6,296	844	86	25,006
Shares redeemed	(21)	—	—	—	(991)

Net increase (decrease) in shares owned	8,520	6,296	844	86	24,015
Shares owned, beginning of period	—	—	—	—	—

Shares owned, end of period	8,520	6,296	844	86	24,015

Cost of shares acquired	$638,098	$99,443	$8,855	$1,269	$406,974

Cost of shares redeemed	$1,541	$—	$—	$—	$15,727

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (Continued)

	NEUBER BERMAN AMT FASCIANO PORTFOLIO S	NEUBER BERMAN AMT REGENCY PORTFOLIO I	PIMCO VIT TOTAL RETURN ADMINISTRATION	T ROWE PRICE BLUE CHIP GROWTH VIP	VANGUARD VIF BALANCED PORTFOLIO
Shares purchased	3,020	1,929	2,422	368	27,131
Shares received from investment of dividends	15	125	68	0	—

Total shares acquired	3,035	2,054	2,490	368	27,131
Shares redeemed	—	—	(477)	—	(3,623)

Net increase (decrease) in shares owned	3,035	2,054	2,013	368	23,508
Shares owned, beginning of period	—	—	—	—	—

Shares owned, end of period	3,035	2,054	2,013	368	23,508

Cost of shares acquired	$40,849	$32,140	$26,324	$3,588	$490,535

Cost of shares redeemed	$—	$—	$4,979	$—	$65,214

	VANGUARD VIF DIVERSIFIED VALUE	VANGUARD VIF EQUITY INDEX	VANGUARD VIF INTERNATIONAL	VANGUARD VIF MID CAP INDEX	VANGUARD VIF MONEY MARKET PORTFOLIO
Shares purchased	45,134	23,795	22,813	1,273	7,692,975
Shares received from investment of dividends	—	—	—	—	6,374

Total shares acquired	45,134	23,795	22,813	1,273	7,699,349
Shares redeemed	(23,576)	(1,191)	(491)	(77)	(7,147,244)

Net increase (decrease) in shares owned	21,558	22,604	22,322	1,196	552,105
Shares owned, beginning of period	—	—	—	—	—

Shares owned, end of period	21,558	22,604	22,322	1,196	552,105

Cost of shares acquired	$627,620	$634,934	$360,252	$21,880	$7,699,349

Cost of shares redeemed	$322,514	$31,700	$7,292	$1,277	$7,147,244

	VANGUARD VIF SMALL COMPANY GROWTH	WM VT EQUITY INCOME CLASS I	WM VT INCOME FUND CLASS I	WM VT INTERNATIONAL GROWTH CLASS I	WM VT STRATEGIC ASSET MANAGEMENT BALANCED PORTFOLIO CLASS I
Shares purchased	16,501	8,501	29,392	1,968	1,476
Shares received from investment of dividends	—	—	—	—	—

Total shares acquired	16,501	8,501	29,392	1,968	1,476
Shares redeemed	(141)	—	(2,441)	(136)	(15)

Net increase (decrease) in shares owned	16,360	8,501	26,951	1,832	1,461
Shares owned, beginning of period	—	—	—	—	—

Shares owned, end of period	16,360	8,501	26,951	1,832	1,461

Cost of shares acquired	$308,554	$143,077	$311,561	$24,368	$24,067

Cost of shares redeemed	$4,065	$—	$27,162	$1,672	$251

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return ratio for the year ended December 31, 2005, are as follows:

	As of December 31, 2005			For the Year Ended December 31, 2005
	Units	Units Fair Value*	Net Assets	Investment Income Ratio**	Expense Ratio***	Total Return****
AMERICAN CENTURY ULTRA VP CLASS I	9,421	$10.38	$97,788	0.00%	1.70 to 2.00%	9.81%
AMERICAN CENTURY VISTA VP CLASS I	17,047	14.49	247,009	0.00	1.70 to 2.00	17.14
BARON CAPITAL ASSET FUND INSURANCE SHARES	992	27.96	27,736	0.00	1.70 to 2.00	0.22
DAVIS VALUE PORTFOLIO VA	21,257	12.77	271,455	1.91	1.70 to 2.00	10.70
DELAWARE VIP GROWTH OPPORTUNITIES SERIES	22,301	17.78	396,519	0.00	1.70 to 2.00	15.56
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES	15,728	20.38	320,535	0.00	1.70 to 2.00	21.37
DELAWARE VIP SMALL CAP VALUE SERIES	3,743	30.83	115,403	0.00	1.70 to 2.00	9.43
FEDERATED KAUFMANN FUND II VIP	136	14.52	1,969	0.00	1.70 to 2.00	0.71
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS	634	12.76	8,093	0.00	1.70 to 2.00	-0.67
FIDELITY VIP MID CAP STOCK INITIAL CLASS	19,269	35.11	676,525	0.00	1.70 to 2.00	19.68
GE INVESTMENTS PREMIER GROWTH EQUITY VIT	8,520	75.65	644,561	0.71	1.70 to 2.00	2.29
GE INVESTMENTS TOTAL RETURN VIT	6,296	16.04	100,982	6.24	1.70 to 2.00	9.74
GOLDMAN SACHS VIT CAPITAL GROWTH	844	10.68	9,016	0.29	1.70 to 2.00	3.06
GOLDMAN SACHS VIT CORE SMALL CAP EQUITY	86	13.93	1,204	16.62	1.70 to 2.00	5.99
GOLDMAN SACHS VIT MID CAP VALUE	24,015	15.53	372,947	19.46	1.70 to 2.00	9.96
NEUBER BERMAN AMT FASCIANO PORTFOLIO S	3,035	14.16	42,974	0.94	1.70 to 2.00	11.45
NEUBER BERMAN AMT REGENCY PORTFOLIO I	2,054	15.50	31,842	11.13	1.70 to 2.00	8.83
PIMCO VIT TOTAL RETURN ADMINISTRATION	2,013	10.24	20,615	7.63	1.70 to 2.00	-0.66
T ROWE PRICE BLUE CHIP GROWTH VIP	368	9.62	3,540	0.14	1.70 to 2.00	-2.62
VANGUARD VIF BALANCED PORTFOLIO	23,508	19.04	447,601	0.00	1.70 to 2.00	11.00
VANGUARD VIF DIVERSIFIED VALUE	21,558	14.37	309,795	0.00	1.70 to 2.00	13.01
VANGUARD VIF EQUITY INDEX	22,604	27.87	629,984	0.00	1.70 to 2.00	8.89
VANGUARD VIF INTERNATIONAL	22,322	17.37	387,734	0.00	1.70 to 2.00	19.27
VANGUARD VIF MID CAP INDEX	1,196	18.35	21,945	0.00	1.70 to 2.00	13.71
VANGUARD VIF MONEY MARKET PORTFOLIO	552,105	1.00	552,105	2.31	1.70 to 2.00	1.68
VANGUARD VIF SMALL COMPANY GROWTH	16,360	19.61	320,814	0.00	1.70 to 2.00	10.02
WM VT EQUITY INCOME CLASS I	8,501	17.64	149,966	0.00	1.70 to 2.00	8.51
WM VT INCOME FUND CLASS I	26,951	10.69	288,105	0.83	1.70 to 2.00	2.14
WM VT INTERNATIONAL GROWTH CLASS I	1,832	14.80	27,115	0.00	1.70 to 2.00	41.01
WM VT STRATEGIC ASSET MANAGEMENT BALANCED PORTFOLIO CLASS I	1,461	16.72	24,421	0.00	1.70 to 2.00	4.83

*	These amounts represent the net asset value of the portfolio.
**	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude the investment advisory, management and service fees.
***	These ratios represent the annualized contract expenses of the active contract owners of the separate account, consisting of investment advisory, management and service fees, for the period indicated. The ratios include only the expenses that result in a direct reduction of portfolio assets.
****	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

STANDARD INSURANCE COMPANY

SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Expenses and Related Party Transactions

Surrender Charge – In the case a Contractowner or Participant surrenders a Certificate or makes partial withdrawals a Surrender Charge will be deducted. However, there is no Surrender Charge on “benefit withdrawals.” This Surrender Charge is a percent of the amount withdrawn, based on the contract year as specified in the following table:

Contract Year	Surrender Charge Percentage
1	5%
2	4
3	3
4	2
5	1
6+	0

The Surrender Charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities. In no event will total Surrender Charge exceed 9% of a Participant’s Deposits.

Administration Fee – An annual fee of $25 will be deducted from each Participant Account in quarterly installments of $6.25 to cover expenses for administrating the Contract.

Insurance and Financial Services Fee “mortality and expense risk charge” – A fee will be deducted from the Variable Account assets on a daily basis. The daily fee is deducted at an annual rate of 1.70% to 2.00% of Variable Account assets depending on the Portfolio.

Transfer Fee – No transfer fee except any redemption fees are imposed by the Portfolios. Information on the fee imposed by each Portfolio, if any, is available in the fund’s prospectus.

Distribution Fee – A fee will be imposed equal to the lesser of $25 or 2% of the transaction amount on Participant-initiated withdrawals, annuity purchases and payments pursuant to a Qualified Domestic relations Order.

Premium Taxes – A charge will be deducted for any premium taxes incurred. Depending on state and local law, premium taxes can be incurred when you make a Deposit. Also, a premium tax may be deducted when Account Value is withdrawn or surrendered, or when annuity payments start. The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.

Loan Fees – A one time fee of up to $125 or an annual fee of $50 may be charged to set up a loan. The fee will be deducted from the Participant’s remaining Account Value at the time of the loan or annually. Interest will be charged to the Participant at a rate established by the Plan at the time the loan is taken. The same amount of interest will be credited to the Participant’s Account Value.

Qualified Domestic Relations Orders (QDRO) – A fee will be imposed for the review and administration of a QDRO. The fee will be deducted from the Account Value of the affected Participant and/or the alternate payee and will equal $300.

Reduction in Charges for Certain Groups – the Insurance and Financial Services Fee, annual Administration Fee and Surrender Charge may be reduced or waived if a sale of the Contract may result in savings of sales or administrative expense or where the size and type of the group or level of Deposits may result in savings of administrative or insurance expense. We will not reduce or eliminate the Insurance and Financial Service Fee, quarterly Administrative Fee, or Surrender Charges where such reduction or elimination will unfairly discriminate against any person.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Standard Insurance Company

Portland, Oregon

We have audited the accompanying consolidated balance sheets of Standard Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the companies as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Portland, Oregon

April 27, 2006

/S/ DELOITTE & TOUCHE LLP
Deloitte & Touche LLP

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

YEARS ENDED DECEMBER 31

(In millions)

	2005	2004	2003
Revenues:
Premiums	$1,788.6	$1,636.9	$1,583.7
Administrative fees	40.3	31.7	26.3
Net investment income	454.1	433.2	426.2
Net capital gains	0.5	11.0	8.0

Total revenues	2,283.5	2,112.8	2,044.2

Benefits and expenses:
Benefits to policyholders	1,366.7	1,278.2	1,293.7
Interest credited	83.9	76.5	75.0
Operating expenses	322.5	287.3	266.6
Commissions and bonuses	165.8	152.2	142.4
Premium taxes	31.0	29.0	24.5
Interest expense	4.9	10.7	4.6
Net increase in deferred acquisition costs and value of business acquired	(23.8)	(14.7)	(11.7)

Total benefits and expenses	1,951.0	1,819.2	1,795.1

Income before income taxes	332.5	293.6	249.1
Income taxes	116.1	94.0	86.9

Net income	216.4	199.6	162.2

Other comprehensive income (loss), net of tax:
Unrealized capital gains (losses) on securities available for sale, net	(67.1)	(13.3)	15.6
Reclassification adjustment for capital gains included in net income, net	(8.9)	(10.8)	(2.6)

Total	(76.0)	(24.1)	13.0

Comprehensive income	$140.4	$175.5	$175.2

See Notes to Consolidated Financial Statements

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

CONSOLIDATED BALANCE SHEETS

DECEMBER 31

(Dollars in millions)

	2005	2004
ASSETS
Investments:
Fixed maturity securities	$4,543.0	$4,358.8
Commercial mortgage loans, net	3,221.2	2,942.6
Real estate, net	51.4	46.7
Policy loans	4.0	4.2

Total investments	7,819.6	7,352.3
Cash and cash equivalents	8.0	6.2
Premiums and other receivables	80.9	74.8
Accrued investment income	84.8	81.9
Amounts recoverable from reinsurers	896.1	887.4
Deferred acquisition costs and value of business acquired, net	242.4	215.6
Property and equipment, net	85.3	77.5
Due from affiliates	3.0	—
Other assets	47.2	35.2
Separate account assets	3,007.6	2,338.6

Total assets	$12,274.9	$11,069.5

LIABILITIES AND SHAREHOLDER’S EQUITY
Liabilities:
Future policy benefits and claims	$4,654.2	$4,469.6
Other policyholder funds	2,648.1	2,400.2
Deferred tax liabilities	77.1	118.5
Due to affiliates	—	0.5
Short-term debt	1.8	0.1
Surplus note due to parent	—	75.0
Long-term debt	3.6	1.3
Other liabilities	332.6	192.4
Separate account liabilities	3,007.6	2,338.6

Total liabilities	10,725.0	9,596.2

Contingencies and commitments

Shareholder’s equity:
Common stock, no par, 1,000 shares authorized, issued and outstanding	783.1	783.1
Additional paid in capital	23.5	15.9
Accumulated other comprehensive income	60.0	136.0
Retained earnings	683.3	538.3

Total shareholder’s equity	1,549.9	1,473.3

Total liabilities and shareholder’s equity	$12,274.9	$11,069.5

See Notes to Consolidated Financial Statements

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

(In millions)

	Common Stock	Additional Paid in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholder’s Equity
Balance, January 1, 2003	$783.1	$204.0	$147.1	$241.5	$1,375.7
Net income	—	—	—	162.2	162.2
Other comprehensive income, net of tax	—	—	13.0	—	13.0
Additional paid in capital	—	5.0	—	—	5.0
Extraordinary distribution	—	(200.0)	—	—	(200.0)
Dividends declared on common stock	—	—	—	(65.0)	(65.0)

Balance, December 31, 2003	783.1	9.0	160.1	338.7	1,290.9

Net income	—	—	—	199.6	199.6
Other comprehensive loss, net of tax	—	—	(24.1)	—	(24.1)
Additional paid in capital	—	6.9	—	—	6.9

Balance, December 31, 2004	783.1	15.9	136.0	538.3	1,473.3

Net income	—	—	—	216.4	216.4
Other comprehensive loss, net of tax	—	—	(76.0)	—	(76.0)
Additional paid in capital	—	7.6	—	—	7.6
Dividends declared on common stock	—	—	—	(71.4)	(71.4)

Balance, December 31, 2005	$783.1	$23.5	$60.0	$683.3	$1,549.9

See Notes to Consolidated Financial Statements

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31

(In millions)

	2005	2004	2003
Operating:
Net income	$216.4	$199.6	$162.2
Net realized capital losses	3.5	0.2	2.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	68.5	78.6	68.3
Deferral of acquisition costs and value of business acquired, net	(61.0)	(56.8)	(46.0)
Deferred income taxes	0.8	(23.7)	(16.7)
Changes in other assets and liabilities:
Receivables and accrued income	(17.5)	(26.5)	6.0
Future policy benefits and claims	184.6	180.3	175.6
Other, net	(15.3)	20.1	12.7

Net cash provided by operating activities	380.0	371.8	364.8

Investing:
Proceeds of investments sold, matured or repaid:
Fixed maturity securities—available-for-sale	498.3	455.4	561.2
Commercial mortgage loans	749.4	610.2	617.3
Real estate	1.1	2.9	3.5
Other investments	—	—	1.9
Costs of investments acquired or originated:
Fixed maturity securities—available-for-sale	(823.2)	(435.0)	(947.0)
Commercial mortgage loans	(1,028.3)	(1,248.9)	(949.5)
Real estate	(4.7)	—	(2.2)
Other investments	(0.2)	(0.1)	—
Property and equipment, net	(19.3)	(19.5)	(8.1)

Net cash used in investing activities	(626.9)	(635.0)	(722.9)

Financing:
Policyholder fund deposits	1,405.0	1,321.0	1,141.4
Policyholder fund withdrawals	(1,157.1)	(1,021.0)	(905.6)
Short-term debt	1.7	(2.4)	2.4
Long-term debt	2.3	1.3	(1.9)
Surplus note to parent	(75.0)	(36.3)	200.0
Third party interest in a limited liability company	143.2	—	—
Repayment of paid in capital	—	—	(200.0)
Dividends paid to shareholder	(71.4)	—	(65.0)

Net cash provided by financing activities	248.7	262.6	171.3

Decrease in cash and cash equivalents	1.8	(0.6)	(186.8)
Cash and cash equivalents, beginning of year	6.2	6.8	193.6

Cash and cash equivalents, end of year	$8.0	$6.2	$6.8

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$83.3	$77.0	$86.4
Income taxes	102.1	129.3	111.5
Non-cash transactions:
Transfer of fixed maturity securities at fair market value as payment on surplus note to parent	—	88.7	—

See Notes to Consolidated Financial Statements

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As used in these financial statements and footnotes, the terms “Standard,” “Company,” “we,” “us” and “our” refer to Standard Insurance Company and its subsidiaries, unless the context otherwise requires.

1. Summary of Significant Accounting Policies

Organization, principles of consolidation, and basis of presentation

Standard was incorporated under the laws of the State of Oregon. The Company is a wholly owned subsidiary of StanCorp Financial Group, Inc. (“StanCorp”), a public company whose shares are traded on the New York Stock Exchange under the ticker symbol “SFG”.

Standard underwrites group and individual disability insurance and annuity products, group life, accidental death and dismemberment (“AD&D”), and dental insurance and provides retirement plan products and services. Founded in 1906, Standard is domiciled in Oregon and is licensed in 49 states, the District of Columbia and the U.S. Territories of Guam and the Virgin Islands.

Standard has interests in low-income housing investments. Individually, the interests in these subsidiaries do not represent a significant subsidiary pursuant to the definition in Financial Accounting Standards Board (“FASB”) Interpretation No. 46, “Consolidation of Variable Interest Entities,” nor do they meet the requirements for consolidation. The total equity investment in these interests approximated $18 million and $15 million at December 31, 2005 and 2004, respectively.

The consolidated financial statements include the Company and its subsidiaries, Canyon Park Development Company, a 75% owned real estate joint venture partnership, and Standard Liberty 1, LLC (“Standard Liberty 1”), a 51% owned joint venture partnership begun in 2005. Standard Liberty 1, invests in commercial mortgage loans originated by StanCorp Mortgage Investors, LLC (“StanCorp Mortgage Investors”), a subsidiary of StanCorp. Minority interest related to these consolidated entities included in other liabilities was $143.7 million and $0.6 million at December 31, 2005 and 2004, respectively.

Intercompany balances and transactions have been eliminated. Certain 2004 and 2003 amounts have been reclassified to conform to the current presentation. Contract administration fees in the Retirement Plans segment and fees on administrative services only contracts in the Employee Benefits segment have been reclassified to administrative fees in revenues. These fees were formerly included in premiums and other revenue, respectively.

Use of estimates

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require us to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The estimates most susceptible to material changes due to significant judgment (the “critical accounting policies”) are those used in determining impairments, the reserves for future policy benefits and claims, deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”), and the provision for income taxes. The results of these estimates are critical because they affect our profitability and may affect key indicators used to measure the Company’s performance. These estimates have a material effect on our results of operations and financial condition.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments

For all investments, capital gains and losses are recognized using the specific identification method. Net investment income and capital gains and losses related to separate account assets and liabilities are included in the separate account assets and liabilities. For all investments, we record impairments when it is determined that the decline in fair value of an investment below its amortized cost basis is other-than-temporary. We reflect impairment charges in net capital gains or losses and permanently adjust the cost basis of the investment to reflect the impairment. In our quarterly impairment analysis, we evaluate whether a decline in value of fixed maturity securities is other-than-temporary. Factors considered in this analysis include the length of time and the extent to which the fair value has been below amortized cost, the financial condition and near-term prospects of the issuer, our intent and ability to retain the investment for a period of time sufficient to allow for any anticipated recovery in market value, and the value of any security interest we may have collateralized in the investment. See “Note 4, Investment Securities.” For securities expected to be sold, an other than temporary impairment charge is recorded if we do not expect the realizable market value of a security to recover to amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, we continue to review the other than temporarily impaired securities for further potential impairment on an on-going basis.

A permanent impairment is generally recognized on a security if its market value falls below 80% of its book value for six months or longer, or it is determined that the value will not recover. During the six month period, or as long as the holding is valued below 80% of its book value, the holding is watched for potential permanent impairment. At December 31, 2005, we held no issues that had market values below 80% of their book value.

Investment securities include fixed maturity securities. Fixed maturity securities are classified as available-for-sale and are carried at fair value on the consolidated balance sheets. Valuation adjustments are reported as net increases or decreases to other comprehensive income (loss), net of tax, on the consolidated statements of income and comprehensive income.

Commercial mortgage loans are stated at amortized cost less a valuation allowance for potentially uncollectible amounts.

Real estate held for investment is stated at cost less accumulated depreciation. Depreciation generally is provided on the straight-line method, with property lives varying from 30 to 40 years. Accumulated depreciation totaled $29.3 million and $27.9 million at December 31, 2005 and 2004, respectively. Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value less estimated costs to sell and depreciated consistently with real estate held for investment.

Policy loans are stated at their aggregate unpaid principal balances and are secured by policy cash values.

Cash equivalents

Cash equivalents include investments purchased with original maturities, at the time of acquisition, of three months or less.

Deferred acquisition costs

Certain costs related to obtaining new business and acquiring business through reinsurance agreements have been deferred and will be amortized to accomplish matching against related future premiums or gross profits, as

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

appropriate. We normally defer certain acquisition-related commissions and incentive payments, certain costs of policy issuance and underwriting, and certain printing costs. Assumptions used in developing DAC and amortization amounts each period include the amount of business in force, expected future persistency, withdrawals, interest rates and profitability. These assumptions are modified to reflect actual experience when appropriate. The amortization of DAC is charged to current earnings to the extent that it is determined that future premiums or gross profits are not adequate to cover the remaining amounts deferred. DAC totaled $164.4 million and $131.2 million at December 31, 2005 and 2004, respectively.

The following table sets forth income statement activity for DAC for the years ended December 31:

	2005	2004	2003
	(In millions)
Deferred	$61.1	$56.8	$46.0
Amortized	(30.9)	(25.8)	(19.9)

Net increase in deferred acquisition costs	$30.2	$31.0	$26.1

Value of business acquired

VOBA primarily represents the discounted future profits of business assumed through reinsurance agreements. VOBA is amortized in proportion to future premiums or expected future profitability as appropriate. If actual premiums or future profitability is inconsistent with our assumptions, we could be required to make adjustments to VOBA and related amortization. For the VOBA associated with the Minnesota Life Insurance Company (“Minnesota Life”) block of business reinsured, the amortization period is up to 30 years. Accompanying the transaction was a national marketing agreement that provides access to Minnesota Life agents, some of whom now market Standard’s individual disability insurance products. The amortization period of the intangible asset for the marketing agreement with Minnesota Life is 23 years. The VOBA associated with the Teachers Insurance and Annuity Association of America (“TIAA”) is comprised of two parts with differing amortization methods. The amortization periods are up to 10 years for VOBA that is amortized in proportion to premiums and up to 20 years for VOBA that is amortized in proportion to expected gross profits.

The following table reconciles VOBA and intangible assets, including the intangible asset for the marketing agreement with Minnesota Life, for the years ended December 31:

	2005	2004	2003
	(In millions)
Balance at January 1	$84.4	$100.7	$115.1
Amortization	(6.4)	(16.3)	(14.4)

Balance at December 31	$78.0	$84.4	$100.7

The estimated net amortization of VOBA and intangible assets for each of the next five years is as follows:

Amount
(In millions)
2006	$7.2
2007	6.7
2008	7.0
2009	5.6
2010	6.2

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Property and equipment, net

The following table sets forth the major classifications of the Company’s property and equipment, and accumulated depreciation at December 31:

	2005	2004
	(In millions)
Home office properties	$96.8	$96.6
Office furniture and equipment	62.2	54.0
Software	35.7	25.2
Leasehold improvements	5.9	5.5

Subtotal	200.6	181.3
Less: accumulated depreciation	115.3	103.8

Property and equipment, net	$85.3	$77.5

Property and equipment are stated at cost less accumulated depreciation. The Company provides for depreciation of property and equipment using the half-year straight-line method over the estimated useful lives, which are generally 40 years for properties, and from three to ten years for equipment. Leasehold improvements are amortized over the estimated useful life of the asset, not to exceed the life of the lease. Depreciation expense for 2005, 2004 and 2003 was $12.5 million, $12.2 million and $11.8 million, respectively. The Company reviews property and equipment for impairment when circumstances or events indicate the carrying amount of the asset may not be recoverable and recognizes a charge to earnings if an asset is impaired.

Non-affiliated tenants leased approximately 40.6%, 41.6% and 41.8% of the home office properties at December 31, 2005, 2004 and 2003, respectively. Income from the leases is included in net investment income.

Separate account

Separate account assets and liabilities represent segregated funds held for the exclusive benefit of contract holders. The activities of the account primarily relate to contract holder-directed 401(k) contracts. The Company charges the separate account asset management and plan administration fees associated with the contracts. Separate account assets and liabilities are carried at fair value.

Future policy benefits and claims

Benefits and expenses are matched with recognized premiums to result in recognition of profits over the life of the contracts. The match is primarily accomplished by recording a provision for future policy benefits and unpaid claims and claim adjustment expenses. For most of our product lines, we establish and carry as a liability actuarially determined reserves that are calculated to meet our obligations for future policy benefits and claims. These reserves do not represent an exact calculation of our future benefit liabilities, but are instead estimates based on assumptions and considerations concerning a number of factors, including:

•	the amount of premiums that we will receive in the future;

•	the rate of return on assets we purchase with premiums received;

•	expected number and duration of claims;

•	expenses; and

•	persistency, which is the measurement of the percentage of premiums remaining in force from year to year.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In particular, our group and individual long term disability reserves are sensitive to assumptions and considerations regarding the following factors:

•	claim incidence rates;

•	claim termination rates;

•	discount rates used to value expected future claim payments and premiums;

•	persistency rates;

•	the amount of monthly benefit paid to the insured (less reinsurance recoveries and other offsets);

•	expense rates including inflation; and

•	historical delay in reporting of claims incurred.

Assumptions may vary by:

•	age and gender and, for individual policies, occupation class of the claimant;

•	year of issue for policy reserves or incurred date for claim reserves;

•	time elapsed since disablement; and

•	contract provisions and limitations.

Other policyholder funds

Other policyholder funds are liabilities for investment-type contracts and are based on the policy account balances including accumulated interest.

Recognition of premiums

Premiums from group life and group and individual disability contracts are recognized as revenue when due. Investment-type contract fee revenues consist of charges for policy administration and surrender charges assessed during the period. Charges related to services to be performed are deferred until earned. The amounts received in excess of premiums and fees are included in other policyholder funds in the consolidated balance sheets. Experience rated refunds are computed in accordance with the terms of the contracts with certain group policyholders and are accounted for as an adjustment to premiums.

Income taxes

The provision for income taxes includes amounts currently payable and deferred amounts that result from temporary differences between financial reporting and tax bases of assets and liabilities as measured by current tax rates. Income taxes for 2004 also included approximately $5 million related to the favorable resolution of uncertainties related to the Internal Revenue Service examination of the Company’s tax years through 2001. At December 31, 2005, years open for audit by the Internal Revenue Service were 2002 through 2005.

The Company is a member of an affiliated group included in the consolidated federal tax return of StanCorp. The method of allocation between companies is subject to written agreement. The tax liability is allocated on the ratio of the member’s tax liability on a separate return basis to the total taxes of all members on a separate return basis. Each member is required to use current operating losses and other credits first without considering the current year’s profits or losses of other members of the affiliated group. StanCorp is required to pay the Company for excess tax credits and losses to the extent they are utilized in the consolidated return. The Company’s tax balances are settled within 30 days of receiving notice of such payment from StanCorp.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Other comprehensive income

Other comprehensive income includes changes in unrealized capital gains and losses on investment securities available- for-sale, net of the related tax effects, and the increase in the unfunded liability of the non-qualified supplemental retirement plan. The following table sets forth unrealized capital gains and losses, and adjustments for realized capital gains and losses for the years ended December 31:

	2005	2004	2003
	(In millions)
Increase (decrease) in unrealized capital gains on securities available-for-sale, net	$(104.3)	$(21.3)	$24.2
Less: tax effects	(37.2)	(8.0)	8.6

Change in unrealized capital gains (losses) on securities available-for-sale, net of tax	(67.1)	(13.3)	15.6

Adjustment for realized capital gains, net	(13.9)	(16.8)	(4.0)
Less: tax effects	(5.0)	(6.0)	(1.4)

Adjustment for realized capital gains, net of tax	(8.9)	(10.8)	(2.6)

Total	$(76.0)	$(24.1)	$13.0

The 2004 change in unrealized capital gains on securities available-for-sale, net of tax included $1.1 million for the increase in the unfunded liability of the non-qualified supplemental retirement plan. There was no material change in the unfunded liability for 2005.

Stock-based compensation

The Company participates in three stock-based employee compensation plans that are sponsored by StanCorp. Effective January 1, 2003, the Company adopted the fair value recognition provisions of Financial Accounting Standard (“FAS”) No. 123, Accounting for Stock-Based Compensation, prospectively to all employee awards granted, modified or settled after January 1, 2003. Awards under StanCorp’s plans vest over periods ranging from one to four years. Therefore, the cost related to stock-based employee compensation included in the determination of net income for 2005 and prior years is less than that which would have been recognized if the fair value based method had been applied to all awards since the first options were granted in 1999. The following table sets forth the effect on net income if the fair value based method had been applied to all outstanding and unvested awards for the years ended December 31:

	2005	2004	2003
	(In millions)
Net income, as reported	$216.4	$199.6	$162.2
Add: Stock-based employee compensation expense included in reported net income, net of related tax effects	2.9	2.3	1.5
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(3.8)	(3.5)	(3.7)

Pro forma net income	$215.5	$198.4	$160.0

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For purposes of determining the pro forma expense, the fair value of each option was estimated using the Black-Scholes option-pricing model as of the grant date, with the following assumptions for the years ended December 31:

	2005	2004	2003
Dividend yield	1.27%	1.27%	0.74%
Expected stock price volatility	26.1	30.3	33.0
Risk-free interest rate	3.8	3.8	3.4
Expected option lives	5.0 years	5.5 years	6.5 years

New and adopted accounting pronouncements

On December 16, 2004, the FASB issued FAS No. 123(R), Share Based Payment, which amends FAS No. 123 and FAS No. 95, Statement of Cash Flows, effective for fiscal years beginning after June 15, 2005. The FASB also issued FASB Staff Position (“FSP”) No. FAS 123(R)-1, Classification and Measurements of Freestanding Financial Instruments Originally Issued In Exchange for Employee Services under FASB Statement No. 123(R) on August 31, 2005, FSP No. FAS 123(R)-2, Practical Exception to the Application of Grant Date as Defined in FASB Statement No. 123(R) on October 18, 2005, and FSP No. FAS 123(R)-3, Transition Election Related to Accounting for the Tax Effects of Share-Based Payment Awards on November 10, 2005, which are all effective upon the adoption of FAS No. 123(R) or the effective date of the FSP, whichever is later. The statement and related FSP’s require compensation costs related to share-based payment transactions be recognized in operating expense, including grants prior to 2003 when the Company began to expense option grants (the “modified prospective” method). The use of the modified prospective method will result in projected additional pre-tax expense of approximately $0.2 million in 2006. The Company adopted FAS No. 123(R) effective January 1, 2006.

On September 19, 2005, the American Institute of Certified Public Accountants issued Statement of Position (“SOP”) No. 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications of Exchanges of Insurance Contracts, effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The SOP defines an internal replacement as modifications in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election of a feature or coverage within an existing contract. Accounting treatment for such replacements depends on whether the replacement contract is considered substantially changed from the original. A substantial change requires treating the new contract as an extinguishment of the original, with all unamortized DAC, unearned revenue liabilities and deferred sales inducement assets from the replaced contract no longer deferred. The Company currently eliminates any unamortized DAC for all replaced business, and is evaluating the remaining potential financial statement effect of SOP 05-1, if any.

On November 3, 2005, the FASB issued FSP No. FAS 115-1 and 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, which amends FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. The FSP, effective for reporting periods beginning after December 15, 2005, outlines a three-step model for identifying and accounting for investment impairments. (1) Determine whether an investment is impaired by comparing its cost at the individual security level to its fair market value. (2) Evaluate whether the impairment is other than temporary by applying existing guidance such as SEC Staff Accounting Bulletin Topic 5M, Other than Temporary Impairments of Certain Investments in Debt and Equity Securities. Then, (3) if the impairment is other than temporary, recognize an impairment loss equal to

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the difference between the investment’s cost and its fair value at the period end date. In periods after recognition of an impairment loss on a debt security, the security should be accounted for as if it had been purchased on the impairment measurement date with the discount or reduced premium, based on the new cost basis, amortized over the remaining life of the security. The FSP carries forward the disclosure requirements of the Emerging Issue Task Force (“EITF”) 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, which have been included in the Notes to Consolidated Financial Statements since December 31, 2003, using the rules of the approved portions of the EITF 03-1 at that time. No additional financial statement impact is expected upon adoption of the FSP in 2006.

2. Segments

We operate through three segments: Employee Benefits, Individual Insurance and Retirement Plans. Resources are allocated and performance is evaluated at the segment level. The Employee Benefits segment sells group disability and life insurance, group dental insurance, and AD&D insurance. The Individual Insurance segment sells disability insurance and fixed-rate annuities to individuals. The Retirement Plans segment offers full-service 401(k), 457, defined benefit, money purchase pension, and profit sharing plan products and services to small and medium sized employers. In 2005, this segment began offering 403(b) and non-qualified deferred compensation products through an affiliated broker-dealer.

For fiscal year 2006, we are realigning our businesses into two operating segments. Our individual disability business, which has been included in the Individual Insurance segment, is being added to our Employee Benefits segment to combine our traditional insurance lines of business into an Insurance Services segment. We are also combining our asset management and accumulation businesses, which have been reported in the Individual Insurance and Retirement Plans segments, into an Asset Management segment. Net capital gains and losses on investments, return on capital not allocated to the product segments and adjustments made in consolidation will continue to be reflected in “Other.”

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following tables set forth select segment information at or for the years ended December 31:

	Employee Benefits	Individual Insurance	Retirement Plans	Other	Total
	(In millions)
2005:
Revenues:
Premiums	$1,669.1	$118.2	$1.3	$—	$1,788.6
Administrative fees	8.5	0.3	31.6	(0.1)	40.3
Net investment income	253.1	114.5	64.6	21.9	454.1
Net capital gains	—	—	—	0.5	0.5

Total revenues	1,930.7	233.0	97.5	22.3	2,283.5

Benefits and expenses:
Benefits to policyholders	1,260.3	99.1	6.9	0.4	1,366.7
Interest credited	8.0	40.4	35.5	—	83.9
Operating expenses	253.6	31.5	34.1	3.3	322.5
Commissions and bonuses	111.4	38.1	16.3	—	165.8
Premium taxes	28.6	2.4	—	—	31.0
Interest expense	—	—	—	4.9	4.9
Net increase in deferred acquisition costs and value of business acquired	(0.6)	(17.0)	(6.2)	—	(23.8)

Total benefits and expenses	1,661.3	194.5	86.6	8.6	1,951.0

Income before income taxes	$269.4	$38.5	$10.9	$13.7	$332.5

Total assets	$4,684.5	$2,967.5	$4,221.1	$401.8	$12,274.9

2004:
Revenues:
Premiums	$1,539.4	$94.9	$2.6	$—	$1,636.9
Administrative fees	6.7	0.3	24.7	—	31.7
Net investment income	252.7	112.7	58.7	9.1	433.2
Net capital gains	—	—	—	11.0	11.0

Total revenues	1,798.8	207.9	86.0	20.1	2,112.8

Benefits and expenses:
Benefits to policyholders	1,187.6	83.0	7.6	—	1,278.2
Interest credited	4.5	39.4	32.6	—	76.5
Operating expenses	225.5	28.8	30.5	2.5	287.3
Commissions and bonuses	103.4	36.0	12.8	—	152.2
Premium taxes	26.8	2.2	—	—	29.0
Interest expense	—	—	—	10.7	10.7
Net (increase) decrease in deferred acquisition costs and value of business acquired	6.2	(15.5)	(5.4)	—	(14.7)

Total benefits and expenses	1,554.0	173.9	78.1	13.2	1,819.2

Income before income taxes	$244.8	$34.0	$7.9	$6.9	$293.6

Total assets	$4,671.1	$2,920.8	$3,384.5	$93.1	$11,069.5

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	Employee Benefits	Individual Insurance	Retirement Plans	Other	Total
	(In millions)
2003:
Revenues:
Premiums	$1,495.3	$85.4	$3.0	$—	$1,583.7
Administrative fees	5.7	0.3	20.3	—	26.3
Net investment income	253.2	109.3	56.1	7.6	426.2
Net capital gains	—	—	—	8.0	8.0

Total revenues	1,754.2	195.0	79.4	15.6	2,044.2

Benefits and expenses:
Benefits to policyholders	1,210.9	75.0	7.8	—	1,293.7
Interest credited	4.9	36.1	34.0	—	75.0
Operating expenses	209.4	27.2	27.8	2.2	266.6
Commissions and bonuses	101.7	31.0	9.7	—	142.4
Premium taxes	23.5	1.0	—	—	24.5
Interest expense	—	—	—	4.6	4.6
Net (increase) decrease in deferred acquisition costs and value of business acquired	6.2	(12.7)	(5.2)	—	(11.7)

Total benefits and expenses	1,556.6	157.6	74.1	6.8	1,795.1

Income before income taxes	$197.6	$37.4	$5.3	$8.8	$249.1

Total assets	$4,466.8	$2,701.2	$2,606.4	$113.5	$9,887.9

The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

3. Fair Value of Financial Instruments

The following table sets forth carrying amounts and estimated fair values for financial instruments at December 31:

	2005		2004
	Fair Value	Carrying Amount	Fair Value	Carrying Amount
	(In millions)
Investments:
Investment securities	$4,543.0	$4,543.0	$4,358.8	$4,358.8
Commercial mortgage loans, net	3,265.1	3,221.2	3,077.2	2,942.6
Policy loans	4.0	4.0	4.2	4.2

Liabilities:
Total other policyholder funds, investment type contracts	$2,255.8	$2,286.9	$2,042.4	$2,061.0
Long-term debt	3.6	3.6	76.3	76.3

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments

The fair values of investment securities were based on quoted market prices, where available, or on values obtained from independent pricing services. The fair values of commercial mortgage loans were estimated using option adjusted valuation discount rates. The carrying values of policy loans approximate fair values. While potentially financial instruments, policy loans are an integral component of the insurance contract and have no maturity date.

Liabilities

The fair values of other policyholder funds that are investment-type contracts were estimated using discounted cash flows at the then-prevailing interest rates offered for similar contracts or as the amounts payable on demand less surrender charges at the balance sheet date. The recorded value for long-term debt approximates fair value.

4. Investment Securities

The following table sets forth amortized cost and estimated fair values of investment securities available-for-sale at December 31:

	2005
	Amortized Cost	Unrealized Estimated		Estimated Fair Value
		Gains	Losses
	(In millions)
Available-for-sale:
U.S. government and agency bonds	$409.7	$18.4	$1.8	$426.3
Bonds of states and political subdivisions of the U.S.	93.0	3.0	0.7	95.3
Foreign government bonds	15.8	0.2	—	16.0
Corporate bonds	3,929.2	113.2	37.0	4,005.4

Total investment securities	$4,447.7	$134.8	$39.5	$4,543.0

	2004
	Amortized Cost	Unrealized Estimated		Estimated Fair Value
		Gains	Losses
	(In millions)
Available-for-sale:
U.S. government and agency bonds	$378.6	$21.5	$0.2	$399.9
Bonds of states and political subdivisions of the U.S.	89.3	4.7	0.4	93.6
Foreign government bonds	24.4	0.8	—	25.2
Corporate bonds	3,650.0	198.4	8.3	3,840.1

Total investment securities	$4,142.3	$225.4	$8.9	$4,358.8

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table sets forth the contractual maturities of investment securities available-for-sale at December 31:

	2005		2004
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
	(In millions)
Available-for-sale:
Due in 1 year or less	$228.2	$229.5	$262.4	$266.6
Due 1-5 years	1,566.5	1,582.1	1,383.6	1,454.2
Due 5-10 years	1,660.0	1,667.6	1,432.9	1,491.3
Due after 10 years	993.0	1,063.8	1,063.4	1,146.7

Total investment securities	$4,447.7	$4,543.0	$4,142.3	$4,358.8

Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations. Callable bonds represent 2.02%, or $91.8 million, of our fixed maturity securities.

The following table sets forth net investment income summarized by type of investment for the years ended December 31:

	2005	2004	2003
	(In millions)
Investment securities available-for-sale	$246.4	$250.5	$253.5
Commercial mortgage loans	209.0	185.5	174.2
Real estate	5.1	5.8	5.9
Policy loans	0.2	0.3	0.3
Other	3.4	0.6	1.4

Gross investment income	464.1	442.7	435.3
Investment expenses	(10.0)	(9.5)	(9.1)

Net investment income	$454.1	$433.2	$426.2

The following table sets forth capital gains (losses) for the years ended December 31:

	2005	2004	2003
	(In millions)
Gains:
Investment securities available-for-sale	$6.6	$10.6	$12.3
Commercial mortgage loans	3.0	—	—
Real estate	—	1.9	1.9

Gross capital gains	9.6	12.5	14.2

Losses:
Investment securities available-for-sale	(8.5)	(1.5)	(6.2)
Real estate	(0.6)	—	—

Gross capital losses	(9.1)	(1.5)	(6.2)

Net capital gains	$0.5	$11.0	$8.0

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The amortized cost of securities deposited for the benefit of policyholders in various states, in accordance with state regulations, amounted to $5.9 million and $5.8 million at December 31, 2005 and 2004, respectively.

The following table sets forth our investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2005:

	Aging
	At December 31, 2005		Less than 12 months		12 or more months
	Number	Amount	Number	Amount	Number	Amount
	(Dollars in millions)
Unrealized losses:
U.S. government and agency bonds	55	$(1.8)	51	$(1.6)	4	$(0.2)
Bonds of states and political subdivisions of the U.S.	28	(0.7)	21	(0.3)	7	(0.4)
Corporate Bonds	1,368	(37.0)	1,191	(27.5)	177	(9.5)

	1,451	$(39.5)	1,263	$(29.4)	188	$(10.1)

Fair market value of securities with unrealized losses:
U.S. government and agency bonds	55	$96.4	51	$89.6	4	$6.8
Bonds of states and political subdivisions of the U.S.	28	35.9	21	26.5	7	9.4
Corporate Bonds	1,368	1,686.5	1,191	1,448.7	177	237.8

	1,451	$1,818.8	1,263	$1,564.8	188	$254.0

The following table sets forth our investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2004:

	Aging
	At December 31, 2004		Less than 12 months		12 or more months
	Number	Amount	Number	Amount	Number	Amount
	(Dollars in millions)
Unrealized losses:
U.S. government and agency bonds	10	$(0.2)	10	$(0.2)	—	$—
Bonds of states and political subdivisions of the U.S.	10	(0.4)	10	(0.4)	—	—
Corporate Bonds	406	(8.3)	402	(8.1)	4	(0.2)

	426	$(8.9)	422	$(8.7)	4	$(0.2)

Fair market value of securities with unrealized losses:
U.S. government and agency bonds	10	$17.3	10	$17.3	—	$—
Bonds of states and political subdivisions of the U.S.	10	16.1	10	16.1	—	—
Corporate Bonds	406	462.0	402	459.9	4	2.1

	426	$495.4	422	$493.3	4	$2.1

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Commercial Mortgage Loans, Net

The Company invests in mortgage loans on commercial property originated by its affiliate, StanCorp Mortgage Investors. Substantially all of the loans in the Company’s commercial mortgage loan portfolio at December 31, 2005, were originated by StanCorp Mortgage Investors. In addition to real estate collateral, the Company requires either partial or full recourse on most loans. Although the Company invests in commercial mortgage loans throughout the United States, commercial mortgage loans in California represent a concentration of credit risk. The following table sets forth the geographic concentration of commercial mortgage loans at December 31:

	2005		2004
	Amount	Percent	Amount	Percent
	(Dollars in millions)
California	$1,004.0	31.2%	$979.7	33.3%
Texas	316.0	9.8	274.2	9.3
Florida	125.0	3.9	118.3	3.7
Georgia	109.2	3.4	87.6	3.0
Oregon	96.4	3.0	109.7	4.0
Other	1,570.6	48.7	1,373.1	46.7

Total commercial mortgage loans	$3,221.2	100.0%	$2,942.6	100.0%

Commercial mortgage loans in California account for 31.2% of our commercial mortgage loan portfolio at December 31, 2005. Due to this concentration, we are exposed to potential losses resulting from the risk of an economic downturn in California as well as to certain catastrophes, such as earthquakes, that may affect the region. Although we diversify our commercial mortgage loan portfolio within California by both location and type of property in an effort to reduce earthquake exposure, such diversification may not eliminate the risk of such losses. We do not require earthquake insurance for properties collateralizing our commercial mortgage loan investments, but do consider the potential for earthquake loss based upon seismic surveys and structural information specific to each property.

Historically, the delinquency rate of our California-based commercial mortgage loans has been substantially below the industry average and consistent with our experience in other states. However, if economic conditions in California decline, we could experience a higher delinquency rate on the portion of our commercial mortgage loan portfolio located in California, which could have a material adverse effect on the Company’s business, financial position, results of operations or cash flows.

The commercial mortgage loan valuation allowance is estimated based on evaluating known and inherent risks in the loan portfolio. The allowance is based on management’s analysis of factors including changes in the size and composition of the loan portfolio, actual loan loss experience, economic conditions, and individual loan analysis. A loan is considered impaired when it is probable that the Company will be unable to collect all amounts due, including principal and interest. Loan impairment is measured using discounted cash flows except when the current fair value, reduced by costs to sell, is determinable. Loans that are deemed uncollectible are written off against the allowance, and recoveries, if any, are credited to the allowance.

Commercial mortgage loans foreclosed and transferred to real estate were $1.1 million for 2005. There were no commercial mortgage loans foreclosed and transferred to real estate during 2004. At December 31, 2005, we had a commercial mortgage loan totaling $0.3 million that was more than sixty days delinquent and in the

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

process of foreclosure, which has been reinstated since year-end. At December 31, 2004, we had commercial mortgage loans totaling $7.5 million that were more than sixty days delinquent and in the process of foreclosure, most of which were subsequently reinstated.

The following table sets forth commercial mortgage loan valuation and allowance provisions for the years ended December 31:

	2005	2004	2003
	(In millions)
Balance at beginning of the year	$2.3	$2.6	$4.0
Provision (recapture)	0.2	(0.3)	(1.4)
Net amount written off	—	—	—

Balance at end of the year	$2.5	$2.3	$2.6

6. Liability for Unpaid Claims, Claims Adjustment Expenses and Other Policyholder Funds

The liability for unpaid claims, claims adjustment expenses, and other policyholder funds includes liabilities for insurance offered on products such as group long term and short term disability, individual disability, group dental, and group AD&D. The liability for unpaid claims and claim adjustment expenses is included in future policy benefits and claims in the consolidated balance sheets. The following table sets forth the change in the liabilities for unpaid claims and claim adjustment expenses for the years ended December 31:

	2005	2004	2003
	(In millions)
Balance at beginning of year	$2,944.4	$2,828.5	$2,704.3
Less: reinsurance recoverable	(4.5)	(3.9)	(3.1)

Net balance at beginning of year	2,939.9	2,824.6	2,701.2

Incurred related to:
Current year	914.9	890.6	885.0
Prior years	47.9	7.7	(2.1)

Total incurred	962.8	898.3	882.9

Paid related to:
Current year	(260.8)	(243.7)	(234.1)
Prior years	(578.0)	(539.3)	(525.4)

Total paid	(838.8)	(783.0)	(759.5)

Net balance at end of year	3,063.9	2,939.9	2,824.6
Plus: reinsurance recoverable	4.6	4.5	3.9

Balance at end of year	$3,068.5	$2,944.4	$2,828.5

Other policyholder funds at December 31, 2005 and 2004, included $1,142.6 million and $954.9 million, respectively, of employer-sponsored defined contribution and benefit plans deposits, and $988.5million and $938.4 million, respectively, of individual deferred annuity deposits.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Long-term Debt

The following table sets forth the Company’s long-term debt at December 31:

	2005	2004
	(In millions)
Long-term debt:
Surplus notes	$—	$75.0
Other long-term borrowings	3.6	1.3

Total long-term debt	$3.6	$76.3

In August 2003, the Company issued to its parent company a subordinated surplus note for $200 million. Principal payments totaling $75 million and $125 million were made in 2005 and 2004, respectively, with the approval of the Oregon Insurance Division. See “Note 13, Information Concerning Parent, Subsidiaries and Affiliates.”

Other long-term borrowings at December 31, 2005, consisted of $1.3 million related to the Canyon Park Joint Venture, with a scheduled maturity date of June 1, 2019, and an annual interest rate of 5.625%, and $2.3 million related to capital lease obligations.

8. Income Taxes

The provision for income taxes was as follows for the years ended December 31:

	2005	2004	2003
	(In millions)
Current	$115.3	$117.7	$103.6
Deferred	0.8	(23.7)	(16.7)

Total income taxes	$116.1	$94.0	$86.9

The difference between taxes calculated as if the statutory federal tax rate of 35% was applied to income before income taxes and the recorded tax expense is reconciled as follows:

	2005	2004	2003
	(In millions)
Tax at corporate federal rate of 35%	$116.3	$102.8	$87.1
Increase (decrease) in rate resulting from:
Tax exempt interest	(0.4)	(0.6)	(0.5)
Dividend received deduction	(1.6)	(2.5)	(0.7)
State income taxes, net of federal benefit	3.2	2.7	3.5
Uncertainties and adjustments	(0.4)	(7.6)	(1.4)
Other	(1.0)	(0.8)	(1.1)

Total income taxes	$116.1	$94.0	$86.9

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The tax effect of temporary differences that gave rise to significant portions of the net deferred tax liability was as follows at December 31:

	2003	2004	2003
	(In millions)
Policyholder liabilities	$18.0	$9.1	$—
Deferred gain on disposal of block of business	1.4	1.5	1.6
Retirement plans for employees	7.4	9.3	4.6

Total deferred tax assets	26.8	19.9	6.2

Investments	9.8	10.9	20.4
Net unrealized capital gains	34.1	76.3	89.8
Policyholder liabilities	—	—	5.6
Capitalized software	8.9	7.2	3.3
Deferred policy acquisition costs	48.6	40.5	41.4
Other	2.5	3.5	2.0

Total deferred tax liabilities	103.9	138.4	162.5

Net deferred tax liability	$77.1	$118.5	$156.3

9. Pension Benefits

The Company has two non-contributory defined benefit pension plans: the employee pension plan and the agent pension plan. The employee pension plan is for all eligible employees of StanCorp and its subsidiaries. The agent pension plan, which is frozen, is for former field employees and agents. Both plans are sponsored and administered by Standard. The defined benefit pension plans provide benefits based on years of service and final average pay.

The Company uses a December 31 measurement date for all plans. The following table provides a reconciliation of the changes in the pension plans’ projected benefit obligations, fair value of assets and the funded status at December 31:

	2005	2004	2003
	(In millions)
Change in benefit obligation:
Projected benefit obligation at beginning of year	$(184.7)	$(152.9)	$(139.7)
Service cost	(7.6)	(6.3)	(5.1)
Interest cost	(11.2)	(10.1)	(9.0)
Amendments	—	—	4.4
Actuarial loss	(4.7)	(19.3)	(7.1)
Benefits paid	4.1	3.9	3.6

Projected benefit obligation at end of year	(204.1)	(184.7)	(152.9)

Change in plan assets:
Fair value of plan assets at beginning of year	157.2	148.2	121.3
Actual gain on plan assets	12.5	13.1	19.2
Employer contributions	26.0	—	11.5
Benefits paid and estimated expenses	(4.3)	(4.1)	(3.8)

Fair value of plan assets at end of year	191.4	157.2	148.2

Funded status	(12.7)	(27.5)	(4.7)
Unrecognized net transition asset	(0.2)	(0.4)	(0.6)
Unrecognized net actuarial loss	42.3	40.2	23.9
Unrecognized prior service cost	(2.9)	(3.2)	(3.5)

Prepaid benefit cost	$26.5	$9.1	$15.1

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Prepaid benefit costs of $26.5 million, $9.1 million, and $15.1 million were recognized in the balance sheets at December 31, 2005, 2004 and 2003, respectively.

A minimum pension liability adjustment is required when the actuarial present value of the accumulated benefit obligation exceeds plan assets. The plan assets of our plans exceed the accumulated benefit obligation. The following table summarizes the projected and accumulated benefit obligations and the fair value of assets for our plans at December 31:

	2005	2004	2003
	(In millions)
Projected benefit obligation	$204.1	$184.7	$152.9
Accumulated benefit obligation	173.9	157.2	130.1
Fair value of assets	191.4	157.2	148.2

Plan assets

The following table sets forth the Company’s target and actual weighted-average asset allocations for defined benefit pension plans at December 31:

	Target Allocation	2005	2004
		Percentage of Plan Assets
Asset Category:
Equity securities	50.0%	51.4%	52.5%
Debt securities	50.0	48.6	47.5

Total	100.0%	100.0%	100.0%

The investment goal of the employee pension plan is to produce long run portfolio returns that are consistent with reasonable contribution rates and a well-funded plan. To manage the overall risk of the portfolio, the portfolio is rebalanced as necessary to keep the allocation within tolerance levels of the target allocation. The portfolio is diversified across a number of equity asset categories and stable value assets. The investment goal of the agent pension plan is to invest in stable value assets in order to maintain its funded status.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table sets forth net periodic benefit cost, which is allocated to eligible employees of StanCorp and its subsidiaries, and obligation assumptions used in the measurement of the benefit obligations for the years ended December 31:

	2005	2004	2003
	(Dollars in millions)
Service cost	$7.7	$6.3	$5.1
Interest cost	11.2	10.1	9.0
Expected return on plan assets	(12.1)	(11.2)	(9.3)
Amortization of unrecognized net transition asset	(0.2)	(0.2)	(0.2)
Amortization of prior service cost	(0.3)	(0.3)	(0.3)
Amortization of net actuarial loss	2.3	1.0	0.8

Net periodic benefit cost	$8.6	$5.7	$5.1

Weighted-average assumptions:
Assumptions used for net periodic benefit cost:
Discount rate	5.75%	6.25%	6.75%
Expected return on plan assets	7.58	7.65	7.65
Rate of compensation increase (Home Office Plan)	4.50	4.50	5.00
Assumption used to determine benefit obligations:
Discount rate	5.75%	5.75%	6.25%
Rate of compensation increase (Home Office Plan)	4.50	4.50	5.00

The long run rate of return for the employee pension plan portfolio is derived by calculating the average return for the portfolio monthly, from 1971 to the present, using the average mutual fund manager returns in each asset category, weighted by the target allocation to each category. Because the average equity market value returns over the last 30 years generally have been higher than the long run expected rate of return, the historical average return used to determine the expected return on plan assets was reduced by 20%.

Equity securities in the employee pension plan portfolio totaled $90.1 million and $74.3 million at December 31, 2005 and 2004, respectively. The plan held no StanCorp securities as plan assets at December 31, 2005 and 2004.

In 2005, the Company contributed $26.0 million to the plans, increasing the prepaid benefit cost. The Company is not obligated to make any contributions to its pension plans for 2006.

The expected benefit payments for the Company’s pension plans are as follows for the years indicated:

(In millions)
2006	$4.7
2007	5.1
2008	5.5
2009	6.2
2010	6.8
2011 – 2015	48.6

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Deferred compensation plans

Substantially all eligible employees are covered by qualified deferred compensation plans under which a portion of the employee contribution is matched. Employees hired after January 1, 2003, are eligible for an additional non-elective employer contribution. Non-elective employer contributions made to the existing deferred compensation plan are intended in lieu of participation in the Company’s defined benefit pension plan. Standard’s contributions to the plans for 2005, 2004 and 2003 were $5.9 million, $5.2 million and $3.1 million, respectively.

Eligible executive officers are covered by a non-qualified supplemental retirement plan. The accrued benefit cost was $12.7 million and $11.7 million at December 31, 2005 and 2004, respectively. Expenses were $1.6 million, $1.4 million and $1.4 million for 2005, 2004 and 2003, respectively. As of December 31, 2005, an additional liability of $1.1 million, net of tax, was recognized and reported in accumulated other comprehensive income.

Eligible executive officers, directors, agents and group producers may participate in one of several non-qualified deferred compensation plans under which a portion of the deferred compensation may be matched. The liability for the plans was $7.8 million and $8.2 million at December 31, 2005 and 2004, respectively.

10. Postretirement Benefits Other than Pensions

Standard sponsors and administers a postretirement benefit plan that includes medical, prescription drug benefits and group term life insurance. Eligible retirees of StanCorp and its subsidiaries are required to contribute specified amounts for medical and prescription drug benefits that are determined periodically, and are based on retirees’ length of service and age at retirement. Effective January 1, 2006, participation in the postretirement benefit plan will be limited to employees who either have reached the age of 40 as of January 1, 2006, or whose combined age and length of service are equal to or greater than 45 years as of January 1, 2006. The reduction in postretirement benefits did not have a material impact on our financial statements.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company uses a December 31 measurement date for the postretirement benefit plan. The following table provides a reconciliation of the changes in the postretirement plan’s accumulated benefit obligations, fair value of assets and the funded status for the years ended December 31:

	2005	2004	2003
	(In millions)
Change in postretirement benefit obligation:
Accumulated postretirement benefit obligation at beginning of year	$(27.6)	$(27.5)	$(32.6)
Service cost	(1.2)	(1.4)	(1.5)
Interest cost	(1.1)	(1.5)	(1.6)
Amendments	—	—	7.3
Actuarial gain	5.9	2.1	0.4
Benefits paid	0.4	0.6	0.5
Curtailment	1.1	—	—

Accumulated postretirement benefit obligation at end of year	(22.5)	(27.7)	(27.5)

Change in postretirement plan assets:
Fair value of plan assets at beginning of year	14.9	14.3	12.2
Actual gain on plan assets	0.4	0.6	1.6
Employer contributions	0.5	0.6	1.0
Benefits paid and estimated expenses	(0.5)	(0.6)	(0.5)

Fair value of plan assets at end of year	15.3	14.9	14.3

Funded status	(7.2)	(12.8)	(13.2)
Unrecognized net actuarial loss	0.3	7.0	9.1
Unrecognized prior service cost	(4.1)	(7.0)	(7.7)

Accrued benefit cost	$(11.0)	$(12.8)	$(11.8)

Amounts recognized in the balance sheets at December 31 consisted of accrued benefit cost of $11.0 million, $12.8 million and $11.8 million for 2005, 2004 and 2003, respectively.

The projected discounted cash flow obligation for the postretirement plan was $33.4 million and $47.9 million at December 31, 2005 and 2004, respectively.

For the postretirement benefit plan, the assumed health care cost trend rates were assumed to increase as follows for the years ended December 31:

	2005	2004
Health care cost trend rate assumed for next year:
Medical	9.25%	10.00%
Prescription	12.00	14.00
HMO (blended)	9.00	10.00
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)(1)	5.25	5.25

(1)	Year that the rate reaches the ultimate trend is 2010.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1% Point Increase	1% Point Decrease
	(In millions)
Effect on total of service and interest cost	$0.5	$(0.4)
Effect on postretirement benefit obligation	3.6	(2.8)

The following table sets forth the Company’s target and actual weighted-average asset allocations for the postretirement medical plan for the years ended December 31:

	Target	2005	2004
Asset Category:
Debt securities	100.0%	97.0%	96.0%
Other	—	3.0	4.0

Total	100.0%	100.0%	100.0%

Net periodic benefit cost and obligation assumptions used in the measurement of the postretirement benefit obligations were as follows for the years ended December 31:

	2005	2004	2003
	(Dollars in millions)
Service cost	$1.2	$1.4	$1.5
Interest cost	1.1	1.5	1.6
Expected return on plan assets	(0.8)	(0.8)	(0.7)
Amortization of prior service cost	(0.6)	(0.7)	(0.5)
Amortization of net actuarial loss	—	0.2	0.3
Curtailment	(2.3)	—	—

Net periodic benefit cost (income)	$(1.4)	$1.6	$2.2

Weighted-average assumptions:
Assumptions used for net periodic benefit cost:
Discount rate	5.75%	6.25%	6.75%
Expected return on plan assets	5.50	5.50	5.50
Rate of compensation increase graded by age	4.50	5.00	5.00
Assumptions used to determine benefit obligations:
Discount rate	5.75%	5.75%	6.25%
Rate of compensation increase graded by age	4.50	4.50	5.00

At December 31, 2005, the Company has contributed approximately $0.5 million to fund the postretirement benefit plan. The Company expects to make contributions of $0.7 million to its postretirement benefit plan in 2006.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The expected benefit payments for the Company’s postretirement plan for the years indicated are as follows:

Other Postretirement Benefits
(In millions)
2006	$0.7
2007	0.7
2008	0.8
2009	0.8
2010	0.8
2011 – 2015	5.3

11. Reinsurance

The Company manages risk through sound product design and underwriting, effective claims management, disciplined pricing, distribution expertise, broad diversification of risk by customer geography, industry, size and occupation, maintenance of a strong financial position, maintenance of reinsurance and risk pool arrangements, and sufficient alignment of assets and liabilities to meet financial obligations.

In order to limit our losses from large exposures, we enter into reinsurance agreements with other insurance companies. During 2004, we reviewed our retention limits and, based on our current size and recent experience, increased our maximum retention limits for our group and individual disability and group life and AD&D contracts. Effective October 1, 2004, we increased our maximum retention limits per individual for group life and AD&D combined from $500,000 to $750,000. Our maximum retention for group disability insurance increased from $10,000 to $15,000 monthly benefit per individual. Our maximum retention increased generally from $3,500 to $5,000 monthly benefit per individual for individual disability policies with effective dates on or after October 1, 2004. On certain Minnesota Life business, we have a maximum retention of $6,000 monthly benefit per individual.

The Company is involved in a reinsurance and third party administration arrangement with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) under which group long term and short term disability products are sold using Northwestern Mutual’s agency distribution system. Generally, the Company assumes 60% of the risk, and receives 60% of the premiums for the policies issued. Premiums assumed by the Company for the Northwestern Mutual business accounted for 3.4%, 3.5% and 3.4% of the Company’s total premiums for 2005, 2004 and 2003, respectively. In addition to assuming risk, the Company provides product design, pricing, underwriting, legal support, claims management and other administrative services under the arrangement. If the Company were to become unable to meet its obligations, Northwestern Mutual would retain the reinsured liabilities. Therefore, in accordance with an agreement with Northwestern Mutual, the Company established a trust for the benefit of Northwestern Mutual with the market value of assets in the trust equal to Northwestern Mutual’s reinsurance receivable from the Company. The market value of assets required to be maintained in the trust at December 31, 2005, was $210.8 million.

During 2002, the Company formed a strategic marketing alliance with Ameritas Life Insurance Corp. (“Ameritas”) that offers the Company’s policyholders new and more flexible dental coverage options and access to Ameritas’ nationwide preferred provider organization panel of dentists. As part of this alliance, the Company and Ameritas entered into a reinsurance agreement that provides for approximately 15% of the net dental premiums written by the Company and the risk associated with this premium, to be ceded to Ameritas.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition to product-specific reinsurance arrangements, we maintain reinsurance coverage for certain catastrophe losses related to group life and AD&D. Through a combination of our participation in a catastrophe reinsurance pool and a catastrophe reinsurance agreement, we have coverage of up to approximately $300 million per event.

Subsequent to the terrorist events of September 11, 2001, the availability of reinsurance for catastrophe coverage became less certain and more expensive. Accordingly, we entered into a catastrophe reinsurance pool with other insurance companies. This pool spreads catastrophe losses on group life and AD&D over approximately 32 participating members. The annual fees paid by the Company to participate in the pool and claims to date have been minor. As a member of the pool, we are exposed to potential losses experienced by other participating members of approximately $69 million for a single event for losses submitted by a single company, and approximately $172 million for a single event for losses submitted by multiple companies. If we had been a member of the pool on September 11, 2001, the estimated pre-tax charges related to the terrorist events would have been approximately $15 million compared to pre-tax charges of $5 million incurred. The Company’s percentage share of losses experienced by pool members will change over time as it is a function of our group life and AD&D in force relative to the total group life and AD&D in force for all pool participants. The reinsurance pool does not exclude war or nuclear, biological and chemical acts of terrorism.

Effective October 1, 2004, we maintain reinsurance coverage for catastrophe losses related to group life and AD&D through a catastrophe reinsurance agreement. This agreement excludes nuclear, biological and chemical acts of terrorism.

The Terrorism Risk Insurance Act of 2002 (“TRIA”) provided for federal government assistance to property and casualty insurers in the event of material losses due to terrorist acts on behalf of a foreign person or foreign interest. In December 2005, Congress passed the Terrorism Risk Insurance Extension Act of 2005, extending TRIA through the end of 2007. Group life insurance is not currently covered under TRIA. Group life insurance represents a significant portion of our revenues and income. Concentration of risk is inherent in the group life insurance products we offer and we have group life insurance exposure to certain customers in amounts significantly in excess of our catastrophe reinsurance coverage. Because of our concentration of risk, an occurrence of a significant catastrophe or a change in the on-going nature and availability of reinsurance and catastrophe reinsurance could have a material adverse effect on the Company’s business, financial position, results of operations or cash flows.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table sets forth reinsurance information at or for the years ended December 31:

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(Dollars in millions)
2005:
Life insurance in force	$235,406.2	$5,032.4	$2,464.3	$232,838.1	1.1%
Premiums:
Life insurance and annuities	$725.5	$63.6	$6.0	$667.9	0.9%
Accident and health insurance	1,035.4	48.1	133.4	1,120.7	11.9

Total premiums	$1,760.9	$111.7	$139.4	$1,788.6	7.8

2004:
Life insurance in force	$203,856.3	$5,017.0	$5,217.7	$204,057.0	2.6%
Premiums:
Life insurance and annuities	$604.1	$67.7	$17.5	$553.9	3.2%
Accident and health insurance	980.9	50.6	152.7	1,083.0	14.1

Total premiums	$1,585.0	$118.3	$170.2	$1,636.9	10.4

2003:
Life insurance in force	$189,240.4	$6,141.5	$13,489.7	$196,588.6	6.9%
Premiums:
Life insurance and annuities	$576.3	$73.9	$53.2	$555.6	9.6%
Accident and health insurance	855.2	46.5	219.4	1,028.1	21.3

Total premiums	$1,431.5	$120.4	$272.6	$1,583.7	17.2

Recoveries recognized under reinsurance agreements were $52.8 million, $50.5 million and $49.1 million for 2005, 2004 and 2003, respectively. Amounts recoverable from reinsurers were $896.1 million and $887.4 million at December 31, 2005 and 2004, respectively. Of these amounts, $781.1 million and $778.5 million were from the reinsurance transaction with Protective Life Insurance Company (“Protective Life”) effective January 1, 2001. See “Note 12, Reinsurance of Blocks of Business.”

12. Reinsurance of Blocks of Business

Effective October 1, 2002, the Company entered into a reinsurance agreement with TIAA to assume TIAA’s group disability and group life insurance business. This business included approximately 1,800 group insurance contracts, representing 650,000 insured individuals. The Company paid a ceding commission of approximately $75 million and received approximately $705 million in assets and corresponding statutory liabilities. If the Company were to become unable to meet its obligations, TIAA would retain the reinsured liabilities. Therefore, in accordance with the agreement with TIAA, the Company established a trust for the benefit of TIAA with the market value of assets in the trust equal to TIAA’s reinsurance receivable from the Company. The market value of assets required to be maintained in the trust is determined quarterly. The market value of assets required to be maintained in the trust at December 31, 2005, was approximately $567.7 million. Approximately $60 million in VOBA was capitalized related to the reinsurance agreement.

Effective October 1, 2000, the Company assumed through a reinsurance agreement, the individual disability insurance business of Minnesota Life. The Company paid a ceding commission of approximately $55 million and

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

received approximately $500 million in assets and corresponding statutory liabilities. If the Company were to become unable to meet its obligations, Minnesota Life would retain the reinsured liabilities. Therefore, in accordance with the agreement with Minnesota Life, the Company established a trust for the benefit of Minnesota Life with the market value of assets in the trust equal to Minnesota Life’s reinsurance receivable from the Company. The market value of assets required to be maintained in the trust is determined quarterly. The market value of assets required to be maintained in the trust at December 31, 2005, was $605.3 million. Accompanying the transaction was a national marketing agreement that provides access to Minnesota Life agents, some of whom now market the Company’s individual disability insurance products. We have signed an extension of the national marketing agreement through 2007.

Effective January 1, 2001, the Company ceded to Protective Life, through a reinsurance agreement, the Company’s individual life insurance product line. The Company received a ceding commission of approximately $90 million and transferred to Protective Life approximately $790 million in assets and corresponding statutory liabilities. If Protective Life were to become unable to meet its obligations, the Company would retain the reinsured liabilities. Therefore, the liabilities remain on the Company’s books and an equal amount is recorded as a recoverable from reinsurer. In accordance with the agreement, Protective Life established a trust for the benefit of the Company with assets in the trust required to be equal to the Company’s reinsurance receivable from Protective Life. The amount of assets required to be maintained in the trust is determined quarterly.

13. Information Concerning Parent, Subsidiaries and Affiliates

Related-Party Transactions

In August 2003, the Company distributed to StanCorp an extraordinary distribution of $200 million from its paid-in capital and contributed surplus. Concurrently, the Company borrowed the same amount from StanCorp and issued a $200 million subordinated surplus note. On March 2, 2005, the Company made a distribution of $0.8 million to StanCorp to pay accrued interest due on the surplus note. On November 30, 2005, the Company, with the concurrence of the Oregon Insurance Division, made an extraordinary distribution of $150 million to StanCorp. The $150 million distribution was applied to the $75 million outstanding balance on the surplus note and $3.6 million to accrued interest. The remaining $71.4 million was recorded as a dividend paid to StanCorp. During 2004, the Company distributed a total of approximately $140 million to StanCorp related to the surplus note. The Company recorded total interest expense from the surplus note of $4.4 million and $10.5 million for 2005 and 2004, respectively.

The Company recorded additional paid in capital of $3.1 million, $3.3 million and $2.8 million for the federal income tax benefit related to StanCorp stock options exercised by the Company’s employees in 2005, 2004 and 2003, respectively. The Company also recorded additional paid in capital as settlement on liabilities due to StanCorp of $4.5 million and $3.6 million in 2005 and 2004, respectively, for the fair value adjustment on StanCorp stock options exercised by the Company’s employees.

At December 31, the Company reported the following amounts due (from) to its parent and affiliates:

	2005	2004
	(In millions)
StanCorp Financial Group, Inc.	$1.7	$0.5
StanCorp Equities, Inc.	(0.6)	—

Total	$1.1	$0.5

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

All amounts due to or from the Company and its parent, subsidiaries or affiliates are generally settled monthly and accrue interest if not settled within 30 days.

Related-Party Reinsurance

The Company has a modified coinsurance (“Modco”) agreement with its affiliate, The Standard Life Insurance Company of New York, under which the Company assumes 40% of The Standard Life Insurance Company of New York’s liability on all reinsured policies. The Standard Life Insurance Company of New York carries the reserves and maintains all assets necessary to support the reserves for the original policies. The Company records all assumed premiums, benefit payments, investment income and the change in reserves. The Company held reinsurance payables for future policy benefits and claims of $1.5 and $0.5 million to The Standard Life Insurance Company of New York at December 31, 2005 and 2004, respectively. Reinsured reserve expenses related to the Modco agreement with The Standard Life Insurance Company of New York were $8.2 million, $3.9 million and $1.5 million for 2005, 2004 and 2003, respectively.

Related-Party Service Agreements

The Company has an Administrative Services Agreement with its affiliate, The Standard Life Insurance Company of New York, whereby the Company provides the following services: distribution and producer management, marketing support, product development and administration, reinsurance, underwriting, policyholder services, claims processing and payment, actuarial and financial services, information technology services, legal services, government relations, human resources, and other general services.

The Company also has an Administrative Services Agreement with its affiliate, The Standard Life Insurance Company of New York, whereby The Standard Life Insurance Company of New York provides quality assurance, claims review and sales and marketing support.

The Company provides management and administrative services to StanCorp, StanCorp Mortgage Investors, StanCorp Investment Advisers, Inc. (“StanCorp Investment Advisers”), and StanCorp Equities and charges each company a service fee. The Company also pays an asset management fee to StanCorp Mortgage Investors and StanCorp Investment Advisers for investment services in managing its commercial mortgage loan and fixed maturity securities portfolios, respectively.

The Company has an Administrative Services Agreement with its affiliate StanCorp Investment Advisers, whereby StanCorp Investment Advisers will provide investment services at the Company’s request and direction. The Company reimburses StanCorp Investment Advisers for such services in accordance with the applicable laws and regulations of the state of Oregon.

For the sale of registered contracts, a broker-dealer must serve as principal underwriter and distributor, providing supervision and oversight that is required by the National Association of Securities Dealers. The Company has developed a registered contract that became available for sale in February of 2005 to expand its market to 403(b) plans, 457 tax-exempt plans and nonqualified deferred compensation plans of private employers. The Company has also entered into an Administrative Services and Treasury Agreement and an Underwriting and Service Agreement with its affiliate StanCorp Equities, a licensed broker-dealer, whereby StanCorp Equities will act as the principal underwriter and distributor of registered contracts for Standard including sales, compliance and licensing services.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The home office properties are occupied jointly by the Company and certain affiliates. Because of this relationship, the Company incurs joint operating expenses subject to allocation through contractual arrangements based on the level of services provided. Management believes the method of allocating such expenses is fair and reasonable. Late in 2004, StanCorp Real Estate, LLC, an affiliate of the Company, acquired 72,000 square feet of office space in Hillsboro, Oregon. Two of our investment businesses moved to the Hillsboro location in the first quarter of 2005.

The Company charged its parent and affiliates management and administrative service fees and allocated expenses of $3.6 million, $2.5 million, and $2.1 million, net, during 2005, 2004 and 2003, respectively; these fees were recorded as an offset to operating expenses.

The Company has an Administrative Services Agreement with its affiliate, The Standard Life Insurance Company of New York, whereby The Standard Life Insurance Company of New York performs certain claims processing and payment services on certain new and on-going long term and short term disability claims incurred under group policies issued by the Company. The Company reimbursed The Standard Life Insurance Company of New York for all services provided under the agreement at cost, calculated in accordance with applicable laws and regulations of the states of Oregon and New York. The Company paid to The Standard Life Insurance Company of New York third-party administration fees of $7.1 million, $7.5 million, and $6.9 million during the years ended December 31, 2005, 2004 and 2003, respectively; these fees were recorded as an offset to operating expenses.

The Company paid asset management fees of $6.0 million, $5.3 million, and $4.8 million during 2005, 2004 and 2003, respectively, to its affiliates, StanCorp Mortgage Investors and StanCorp Investment Advisers, for investment management services; these fees were recorded as an offset to net investment income.

The Company entered into an Intercompany Administrative Service Agreement with its parent and affiliates in December of 2005 that is effective January 1, 2006. The companies agreed that each company that receives services performed by another company pursuant to the agreement, will reimburse the provider for the services at the provider’s cost, or at market rates if the provider also provides similar services to external clients, as determined by the provider of the services.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. Insurance Information

The following table sets forth insurance information at or for the years ended December 31:

	Deferred Acquisition Costs(1)	Future Policy Benefits and Claims	Other Policy- holder Funds	Premium Revenue	Net Investment Income	Benefits, Claims and Interest Expense	Amortization of Deferred Acquisition Costs(1)	Other Operating Expenses(2)
	(In millions)
2005:
Employee Benefits	$79.8	$3,246.1	$229.0	$1,669.1	$253.1	$1,268.3	$23.6	$393.0
Individual Insurance	143.0	1,339.0	1,274.1	118.2	114.5	139.5	12.7	55.0
Retirement Plans	19.6	69.1	1,145.0	1.3	64.6	42.4	1.0	44.2

Total	$242.4	$4,654.2	$2,648.1	$1,788.6	$432.2	$1,450.2	$37.3	$492.2

2004:
Employee Benefits	$79.3	$3,095.8	$223.4	$1,539.4	$252.7	$1,192.1	$29.0	$361.9
Individual Insurance	123.9	1,303.0	1,219.1	94.9	112.7	122.4	13.1	51.5
Retirement Plans	12.4	70.8	957.7	2.6	58.7	40.2	—	37.9

Total	$215.6	$4,469.6	$2,400.2	$1,636.9	$424.1	$1,354.7	$42.1	$451.3

2003:
Employee Benefits	$85.5	$2,935.5	$224.0	$1,495.3	$253.2	$1,215.8	$25.7	$340.8
Individual Insurance	107.6	1,282.1	1,056.1	85.4	109.3	111.1	9.1	46.5
Retirement Plans	6.8	71.7	820.1	3.0	56.1	41.8	(0.5)	32.3

Total	$199.9	$4,289.3	$2,100.2	$1,583.7	$418.6	$1,368.7	$34.3	$419.6

(1)	DAC and related amortization include VOBA.
(2)	Other operating expenses include operating expenses, commissions and bonuses, premium taxes, and the net increase in DAC.

15. Regulatory Matters

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by its state of domicile. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as the Statements of Statutory Accounting Practices (“SSAP”), set forth in publications of the National Association of Insurance Commissioners (“NAIC”).

As of January 1, 2003, pursuant to SSAP No.37, Mortgage Loans, an increase of $6.2 million in surplus was reported to release the unamortized mortgage prepayment penalties included in the Interest Maintenance Reserve (“IMR”). Beginning in 2003, mortgage prepayment penalties are reported as investment income instead of realized capital gains, which are subject to the IMR amortization. The effect of this accounting change on 2003 statutory net income was an increase of $5.8 million.

Statutory accounting practices differ in some respects from GAAP. The principal statutory practices which differ from GAAP are: a) bonds and commercial mortgage loans are reported principally at amortized cost; b) asset valuation and IMR are provided as prescribed by the NAIC; c) certain assets designated as non-admitted, principally deferred tax assets, furniture, equipment, and unsecured receivables, are not recognized as assets,

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

resulting in a charge to statutory surplus; d) annuity considerations with life contingencies, or purchase rate guarantees, are recognized as revenue when received; e) reserves for life and disability policies and contracts are reported net of ceded reinsurance and calculated based on statutory requirements, including required discount rates; f) commissions, including initial commissions and expense allowance paid for reinsurance assumed, and other policy acquisition expenses are expensed as incurred; g) initial commissions and expense allowance received for a block of reinsurance ceded net of taxes are reported as deferred gains in surplus and recognized as income in subsequent periods; h) federal income tax expense includes current income taxes defined as current year estimates of federal income taxes and tax contingencies for current and all prior years and amounts incurred or received during the year relating to prior periods, to the extent not previously provided; i) deferred tax assets, net of deferred tax liabilities, are included in the regulatory financial statements but are limited to those deferred tax assets that will be realized within one year; j) surplus notes are included in capital and surplus; and k) interest on surplus notes is not recorded as a liability nor an expense until approval for payment of such interest has been granted by the commissioner of the state of domicile.

The Company is subject to statutory restrictions that limit the maximum amount of dividends and distributions that it could declare and pay to StanCorp without prior approval of the state in which it is domiciled. In August 2003, the Company made an extraordinary distribution of $200 million to StanCorp from the Company’s paid-in capital and contributed surplus. Concurrently, the Company borrowed the distributed amount from StanCorp and issued a $200 million subordinated surplus note.

On March 2, 2005, the Company made a distribution of $0.8 million to StanCorp to pay accrued interest due on the surplus note. On November 30, 2005, the Company made an extraordinary distribution of $150 million to StanCorp. The $150 million extraordinary distribution was applied to the $75 million outstanding balance on the surplus note and $3.6 million to accrued interest. The remaining $71.4 million was recorded as a dividend paid to StanCorp. During 2004, the Company distributed a total of approximately $140 million to StanCorp related to the surplus note.

State insurance departments require insurance enterprises to adhere to minimum Risk-Based Capital (“RBC”) requirements promulgated by the NAIC. At December 31, 2005 and 2004, the Company’s capital levels were significantly in excess of that which would require corrective action by the Company or regulatory agencies. The authorized control level RBC was $161.0 million and $151.9 million at December 31, 2005 and 2004, respectively. The current amount of distributions approved by the board of directors for 2006, based on excess capital at December 31, 2005, is $179 million. We anticipate seeking approval of a distribution from the Oregon Department of Consumer and Business Services—Insurance Division during 2006.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table reconciles the statutory capital and surplus as reported to state insurance regulatory authorities with the Company’s GAAP equity at December 31:

	2005	2004
	(In millions)
Statutory capital and surplus	$944.5	$926.2
Adjustments to reconcile to GAAP equity:
Future policy benefits and other policyholder funds	215.5	211.5
Deferred acquisition costs	164.4	131.2
Deferred tax liabilities	(193.2)	(178.2)
Asset valuation reserve	87.9	73.7
Interest maintenance reserve	6.6	7.9
Valuation of investments	60.4	140.9
Capital gains elimination	(2.9)	—
Non-admitted assets	207.4	173.6
Surplus note	—	(75.0)
VOBA	78.0	84.4
Other, net	(18.7)	(22.9)

GAAP equity	$1,549.9	$1,473.3

The following table reconciles statutory gain from operations as reported to insurance regulatory authorities with GAAP net income for the years ended December 31:

	2005	2004	2003
	(In millions)
Statutory gain from operations	$205.6	$195.6	$141.3
Adjustments to reconcile to GAAP net income:
Future policy benefits and other policyholder funds	4.3	(16.6)	16.0
Deferred acquisition costs and value of business acquired, net of amortization	24.6	14.7	11.7
Deferred income taxes	(0.8)	23.8	17.9
Current income taxes	(8.7)	(33.2)	(29.0)
Surplus note interest	—	4.3	(4.3)
Capital gains elimination	(2.9)	—	—
Reinsurance ceding commission, net of tax	(9.6)	(10.0)	(7.6)
Other, net	3.9	21.0	16.2

GAAP net income	$216.4	$199.6	$162.2

16. Contingencies and Commitments

In the normal course of business, the Company is involved in various legal actions and other state and federal proceedings. A number of actions or proceedings were pending as of December 31, 2005. In some instances, lawsuits include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or other compensatory damages. In the opinion of management, the ultimate liability, if any, arising from the actions or proceedings is not expected to have a material adverse effect on the Company’s business, financial position, results of operations or cash flows.

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The operating lease obligations include leases on certain buildings and equipment under non-cancelable operating leases, and software maintenance, licensing, and telecommunication commitments that expire in various years through 2013, with renewal options for periods ranging from one to nine years. Future minimum payments under the building and equipment operating leases are 2006, $10.8 million; 2007, $8.8 million; 2008, $7.8 million; 2009, $6.6 million; and thereafter, $2.2 million. Total rent expense was $10.6 million, $12.5 million and $10.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005, minimum future rental receivables on non-cancelable leases of retail and office space in the home office properties with initial terms of one year or more were 2006, $11.9 million; 2007, $11.6 million; 2008, $10.4 million; 2009, $9.2 million; and thereafter, $27.1 million.

The Company’s financing obligations generally include debts, lease payment obligations and commitments to fund commercial mortgage loans. The remaining obligations reflect the long-term portion of other liabilities, and the Company’s obligations under our insurance and annuity product contracts. The following table summarizes the Company’s contractual obligations as of December 31, 2005:

	Payments due by period
	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
	(In millions)
Contractual Obligations:
Short-term debt and capital lease obligations	$1.9	$1.9	$—	$—	$—
Long-term debt and capital lease obligations	3.6	—	2.3	0.3	1.0
Interest on long-term obligations	0.6	0.1	0.2	0.1	0.2
Operating lease obligations and similar commitments	40.0	12.8	18.4	7.7	1.1
Purchase obligations	—	—	—	—	—
Insurance obligations	4,405.6	730.2	941.5	735.7	1,998.2
Policyholder fund obligations	251.3	17.4	31.1	27.8	175.0
Other long-term liabilities according to GAAP	58.8	2.3	7.8	9.5	39.2

Total	$4,761.8	$764.7	$1,001.3	$781.1	$2,214.7

The insurance obligations in the table are actuarial estimates of the cash required to meet our obligations for future policy benefits and claims. These estimates do not represent an exact calculation of our future benefit liabilities, but are instead based on assumptions, which involve a number of factors, including mortality, morbidity, recovery, the consumer price index, reinsurance arrangements and other sources of income for people on claim. Assumptions may vary by age and gender and, for individual policies, occupation class of the claimant; time elapsed since disablement; and contract provisions and limitations. Certain of these factors could be materially affected by changes in social perceptions about work ethics, emerging medical perceptions and legal interpretations regarding physiological or psychological causes of disability, emerging or changing health issues and changes in industry regulation. Changes in one or more of these factors or if actual claims experience is materially inconsistent with our assumptions, could cause actual results to be materially different from the information presented in the table. Not included in the table is approximately $832.6 million in other reserve liabilities where the amount and timing of related payouts cannot be reasonably determined.

Policyholder fund obligations include payments based on currently scheduled withdrawals and annuity benefit payments stemming from liabilities shown on the balance sheet as policyholder funds. Not included in the

STANDARD INSURANCE COMPANY

(A Wholly Owned Subsidiary of StanCorp Financial Group, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

table is approximately $1.95 billion in policyholder funds that may be withdrawn upon request. In addition, amounts presented also exclude separate account liabilities of $3.01 billion.

Other long-term liabilities reflected in the Company’s balance sheet at December 31, 2005, consisted of a $14.7 million tax reimbursement liability related to the block of life insurance business sold to Protective Life in 2001, $11.7 million in capital commitments related to our low income housing investments, $20.5 million in unfunded liabilities for non-qualified deferred compensation and supplemental retirement plans, an accrued liability of $11.1 million for postretirement benefits, and $0.8 million of accrued guarantee association payments.

PART C

Item 24. Financial Statements and Exhibits

(a)			Financial Statements
All required financial statements are included in Part B of this Registration Statement.

(b)			Exhibits
	(1)		Resolution of the Board of Directors of Standard Insurance Company (the “Company”) authorizing establishment of Separate Account C (the “Separate Account”).[5]
	(2)		Not applicable.
	(3)	(a)	Form of Underwriting and Service Agreement.[4]
		(b)	Form of Selling Agreement.[4]
	(4)	(a)	Form of Contract for Group Variable Annuity.[1]
		(b)	Form of Certificate.[4]
		(c)	Form of Section 403(b) Endorsement.[5]
		(d)	Form of Section 457 Endorsement.[5]
		(e)	Form of Nonqualified Plan Endorsement.[3]
	(5)		Form of Application for the Group Variable Annuity.[5]
	(6)	(a)	Articles of Incorporation of Standard Insurance Company.[5]
		(b)	By-Laws of Standard Insurance Company.[5]
	(7)		Not Applicable.
	(8)	(a)	Participation Agreement with the Alger American Fund.[1]
		(b)	Form of Participation Agreement with Alliance Capital Management, LLC.[1]
		(c)	Participation Agreement with American Century Variable Portfolio.[4]
		(d)	Participation Agreement with Baron Funds.[3]
		(e)	Participation Agreement with Davis Variable Account Funds, Inc.[4]
		(f)	Participation Agreement with Delaware VIP Trust.[4]
		(g)	Participation Agreement with Dreyfus Investment Portfolios.[3]
		(h)	Participation Agreement with FAM Variable Series Funds, Inc. and FAM Series Funds, Inc.[1]
		(i)	Participation Agreement with Federated Insurance Series.[3]
		(j)	Participation Agreement with Fidelity Variable Insurance Portfolios.[3]
		(k)	Participation Agreement with Franklin Templeton Variable Insurance Products Trust.[5]
		(l)	Participation Agreement with GE Investment Funds, Inc.[3]
		(m)	Participation Agreement with Goldman Sachs Variable Insurance Trust.[3]
		(n)	Participation Agreement with Neuberger Berman Advisers Management Trust.[3]
		(o)	Participation Agreement with PIMCO Variable Insurance Trust.[4]
		(p)	Form of Participation Agreement with Royce Capital Fund.[1]
		(q)	Participation Agreement with T. Rowe Price Equity Series, Inc.[4]
		(r)	Participation Agreement with Vanguard Variable Insurance Fund.[3]
		(s)	Participation Agreement with Washington Mutual Variable Insurance Trust.[3]
	(9)		Opinion and Consent of Marilyn R. Bishop, Assistant Vice President and Associate Counsel.[1]
	(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.[1]
		(b)	Consent of Independent Auditors.[1]
	(11)		No financial statements will be omitted from Item 23.
	(12)		Not applicable.
	(13)		Power of Attorney.[2]

[1]	Filed herewith.
[2]	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement Nos. 811-09619 and 333-115215, filed April 28, 2006.

[3]	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement Nos. 811-09619 and 333-115215, filed April 21, 2005.
[4]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement Nos. 811-09619 and 333-115215, filed December 7, 2004.
[5]	Incorporated by reference to Initial Registration Statement Nos. 811-09619 and 333-115215, filed on May 6, 2004.

Item 25. Directors and Officers of Standard Insurance Company

Name and Principal Business Address	Position and Office with Depositor
Eric E. Parsons	Chairman, President and Chief Executive Officer

Virginia L. Anderson	Director

Frederick W. Buckman	Director

John E. Chapoton	Director

Stanley R. Fallis	Director

Wanda G. Henton	Director

Peter O. Kohler	Director

Jerome J. Meyer	Director

Ralph R. Peterson	Director

E. Kay Stepp	Director

Michael G. Thorne	Director

Ronald E. Timpe	Director

Kim W. Ledbetter	Senior Vice President

J. Gregory Ness	Senior Vice President

John M. Bernard	Senior Vice President

Cindy J. McPike	Senior Vice President and Chief Financial Officer

Michael T. Winslow	Senior Vice President, General Counsel and Corporate Secretary

David O’Brien	Vice President

Wally Pfeiffer	Vice President

Principal business address: 1100 S.W. Sixth Avenue, Portland, OR 97204

Item 26. Persons Controlled By or Under Common Control With the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned	Principal Business
StanCorp Financial Group, Inc.	Oregon	Public corporation	Holding company

Standard Insurance Company	Oregon	100% by SFG	Insurance

Separate Account A	Oregon	100% by SIC	Non-registered group annuity contract

Separate Account C	Oregon	100% by SIC	Registered group variable annuity contract

Standard Liberty 1, LLC	Oregon	51% by SIC	Mortgage loan investment

Canyon Park Development Company	Oregon	75% by SIC	Real estate investment

10600 Wayzata 1, LLC	Minnesota	100% by SIC	Real estate investment

The Standard Life Insurance Company of New York	New York	100% by SFG	Insurance

StanCorp Mortgage Investors, LLC	Oregon	100% by SFG	Mortgage loan origination and servicing

StanCorp Investment Advisers, Inc.	Oregon	100% by SFG	Investment advice and management

Standard Management, Inc.	Oregon	100% by SFG	Holding company

StanCorp Equities, Inc.	Oregon	100% by SFG	Broker-dealer

StanCorp Trust Company	Oregon	100% by SFG	Trust company

Invesmart, Inc.	Delaware	100% owned by SFG	Holding company

Invesmart, Inc.	Pennsylvania	100% owned by Invesmart, Inc.	Retirement plan services

Invesmart Advisors, Inc.	Delaware	100% owned by Invesmart, Inc.	Investment advice and Management

Invesmart Investments, Inc.	Delaware	100% owned by Invesmart, Inc.	Holds cash

Invesmart IP, Inc.	Delaware	100% owned by Invesmart, Inc.	Owns intellectual property

Invesmart Securities, LLC.	Delaware	100% owned by Invesmart, Inc.	Broker-dealer

Item 27. Number of Contractowners

As of September 1, 2006, there are 32 contractowners.

Item 28. Indemnification

Under its Articles of Incorporation and By-laws, Standard Insurance Company, to the full extent permitted by the Oregon Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Standard Insurance Company, as provided below.

(a) Articles of Incorporation

No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, provided that this Article shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Oregon Business Corporation Act. No amendment to the Oregon Business Corporation Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission, which occurs prior to the effective date of the amendment.

The Corporation may indemnify to the fullest extent permitted by law any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer or employee of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the corporation, or serves or served at the request of the Corporation as a director, officer or employee, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise. This Article shall not be deemed exclusive of any other provisions for indemnification of directors, officers and fiduciaries that may be included in any statute, bylaw, agreement, resolution of shareholders or directors or otherwise, both as to action in any official capacity and action in another capacity while holding office.

(b) By-laws

The Corporation shall indemnify to the fullest extent not prohibited by law, any current or former director or officer of the Corporation who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or other (including an action, suit or proceeding by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee, or agent, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall pay for or reimburse the reasonable expenses incurred by any such current or former director or officer in any such proceeding in advance of the final disposition of the proceeding if the person sets forth in writing (i) the person’s good faith belief that the person is entitled to indemnification under this Article and (ii) the person’s agreement to repay all advances if it is ultimately determined that the person is not entitled to indemnification under this Article. No amendment to these Bylaws that limits the Corporation’s obligation to indemnify any person shall have any effect on such obligation for any act or omission that occurs prior to the later to occur of the effective date of the amendment or the date notice of the amendment is given to the person. This Article shall not be deemed exclusive of any other provisions for indemnification or advancement of expenses of directors, officers and fiduciaries that may be included in the Articles of Incorporation or any statute, bylaw, agreement, general or specific action of the board of directors, vote of shareholders or other document in arrangement.

(c) Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) StanCorp Equities, Inc. is the registrant’s principal underwriter.

(b) Officers and Directors of StanCorp Equities, Inc., and their addresses, are as follows:

Name and Principal Business Address*	Positions and Offices with the Underwriter
Kim W. Ledbetter	President and Director
Eric E. Parsons	Director
Cindy J. McPike	Treasurer
Marilyn R. Bishop	Vice President and Director
Jeannette L. Smith	Director
Holley Y. Franklin	Secretary

*	Principal business address: 1100 S.W. Sixth Avenue, Portland, OR 97204

(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

	StanCorp Equities, Inc.	$ —	$ —	$ —	$64,645*

*	Compensation paid to the principal underwriter during the year ended December 31, 2005 was for administrative services.

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Standard Insurance Company at 1100 S.W. Sixth Avenue, Portland, OR 97204 and by StanCorp Equities, Inc., 1100 S.W. Sixth Avenue, Portland, OR 97204.

Item 31. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32. Undertakings and Representations

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Standard Insurance Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Standard Insurance Company at the address or phone number listed in the prospectus.

(d) Standard Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Standard Insurance Company.

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Separate Account C, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 3 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this registration statement to be signed on its behalf in the city of Portland, and the state of Oregon, on this 11th day of October, 2006.

SEPARATE ACCOUNT C (Registrant)

By:	/s/ ERIC E. PARSONS
Chairman, President and Chief Executive Officer
Standard Insurance Company

STANDARD INSURANCE COMPANY
(Depositor)

By:	/S/ ERIC E. PARSONS
Chairman, President and Chief Executive Officer
Standard Insurance Company

As required by the Securities Act of 1933, this Amendment to Registration Statement No. 333-115215 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ERIC E. PARSONS Eric E. Parsons	Chairman, President and Chief Executive Officer	October 11, 2006

/s/ CINDY J. MCPIKE Cindy J. McPike	Senior Vice President and Chief Financial Officer	October 11, 2006

* Virginia L. Anderson	Director

* Frederick W. Buckman	Director

* John E. Chapoton	Director

* Stanley R. Fallis	Director

* Wanda G. Henton	Director

* Peter O. Kohler	Director

* Jerome J. Meyer	Director

* Ralph R. Peterson	Director

* E. Kay Stepp	Director

* Michael G. Thorne	Director

* Ronald E. Timpe	Director

/s/ CINDY J. MCPIKE	On October 11, 2006, as Attorney-in-Fact pursuant to powers of attorney dated February 24, 2006, filed herewith.
*By: Cindy J. McPike

Exhibit Index

Exhibit 4(a)	Form of Contract for Group Variable Annuity

Exhibit 8(a)	Participation Agreement with the Alger American Fund

Exhibit 8(b)	Form of Participation Agreement with Alliance Capital Management L.P.

Exhibit 8(h)	Participation Agreement with FAM Variable Series Funds, Inc. and FAM Series Funds, Inc.

Exhibit 8(p)	Form of Participation Agreement with Royce Capital Fund

Exhibit 9	Opinion and Consent of Marilyn R. Bishop, Assistant Vice President and Associate Counsel

Exhibit 10(a)	Consent of Sutherland, Asbill & Brennan LLP

Exhibit 10(b)	Consent of Independent Auditors